                                  SCHEDULE 14A
                                 (Rule 14a-101)

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant |_|
Filed by a Party other than the Registrant |_|
Check the appropriate box:
|X| Preliminary Proxy Statement                          |_|  Confidential, For Use of the Commission
                                                              Only (as permitted by Rule 14a-6(e)(2))
|_|  Definitive Proxy Statement
|_|  Definitive Additional Materials
|_|  Soliciting Material Pursuant to Exchange Act Rule 240.14a-11 or 14a-12


                            ConMat Technologies, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant) Payment of Filing Fee (Check the appropriate box):

|_|  No Fee Required

|_|  Fee computed on table below per Exchange Act Rules 14(a)-6(i)(1) and 0-11.
     (1) Title of each class of securities to which investment applies:
                  N/A
      --------------------------------------------------------------------------

     (2) Aggregate number of securities to which investment applies:

     ---------------------------------------------------------------------------

     (3) Per unit price or other underlying value of investment computed pursuant to Exchange Act Rule 0-11: (set forth the amount on which the filing fee is calculated and state how it was determined.)

     ---------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of investment:

     ---------------------------------------------------------------------------

     (5) Total Fee paid

     ---------------------------------------------------------------------------

|X| Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:


     (2) Form, Schedule or Registration Statement No.:


     (3) Filing Party:


     (4) Date Filed:

                            ConMat Technologies, Inc.
                        Franklin Avenue and Grant Street
                             Phoenixville, PA 19460



                                 ________, 2002




DEAR FELLOW SHAREHOLDER:


         You are cordially invited to attend a special meeting of shareholders (the "Special Meeting") of ConMat Technologies, Inc. ("ConMat") to be held on _________, 2002 at 10:00 a.m., local time at the offices of Klehr, Harrison, Harvey, Branzburg & Ellers LLP, 260 South Broad Street, Philadelphia, Pennsylvania.

         Details of the business to be conducted at the Special Meeting are given in the attached Notice of Special Meeting and Proxy Statement.

         We look forward to seeing you at the Special Meeting and we urge your favorable vote on the proposals in this Proxy Statement.

         Whether or not you are planning to attend, we urge you to return the enclosed proxy at your earliest convenience.

                                        Sincerely,

                                        /s/ Edward F. Sager, Jr.


                                            Edward F. Sager, Jr.
                                            President

                            ConMat Technologies, Inc.
                        Franklin Avenue and Grant Street
                             Phoenixville, PA 19460

                            -------------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                          To Be Held On _________, 2002



To the Shareholders of ConMat Technologies, Inc. ("ConMat"):

A special meeting of shareholders (the "Special Meeting") of ConMat will be held on _________, 2002, at 10:00 a.m., local time at the offices of Klehr, Harrison, Harvey, Branzburg & Ellers LLP, 260 South Broad Street, Philadelphia, Pennsylvania, for the following purposes:

         o To consider and vote upon a proposal to approve the sale of all of Polychem's product lines of custom engineered plastic molded products and certain related assets (the "Sale") pursuant to the License and Asset Purchase Agreement, dated March 20, 2002 (the "License and Asset Purchase Agreement"), by and among ConMat, Polychem Corporation, a Pennsylvania corporation and a wholly owned subsidiary of ConMat ("Polychem") and Ecesis LLC, a Delaware limited liability company ("Ecesis");

         o To consider and vote upon a plan of liquidation and dissolution of Polychem (the "Liquidation") that will authorize: (i) the sale of Polychem's remaining assets after the closing of the Sale on such terms and conditions as the Board of Directors deems appropriate,
            (ii) the distribution of any proceeds to ConMat after payment of the Company's creditors, and (iii) the dissolution of Polychem pursuant to the Pennsylvania Business Corporation Law; and

         o To transact such other business as may properly come before the Special Meeting and any or all adjournments or postponements thereof.

The Sale and the Liquidation will result in the sale of substantially all of the operating assets of Polychem, ConMat's sole subsidiary. The License and Asset Purchase Agreement provides that the closing of the Sale requires the approval of the shareholders of ConMat. The approval of the Sale will require the affirmative vote of a majority of the outstanding shares of ConMat common stock who are entitled to vote at the Special Meeting.

Ecesis is a Delaware limited liability company that was formed to purchase Polychem's product lines. Two of ConMat's former directors and officers, Paul A. DeJuliis and Richard R. Schutte, are members of Ecesis. Odyssey Capital Group, L.P., a former shareholder of ConMat, is also a member of Ecesis.

Director Edward F. Sager, Jr. (the "Disinterested Director"), was authorized by the Board of Directors to negotiate the License and Asset Purchase Agreement on behalf of ConMat and to consider the fairness of the proposed agreement to the shareholders of ConMat. The Disinterested Director is not a member of Ecesis and was not an employee of ConMat prior to March 13, 2002.

Ogorek & Company has issued a fairness opinion to the effect that the Sale is fair to ConMat's shareholders. A copy of the fairness opinion is included as Annex B to the accompanying Proxy Statement.

Based upon the recommendation of the Disinterested Director and the fairness opinion, the Board of Directors recommends that the shareholders of ConMat vote "FOR" the approval and adoption of the Sale.

In addition, the Board of Directors recommends that the shareholders of ConMat vote "FOR" the Liquidation.

Under Florida law, the holders of ConMat common stock have a right to dissent from approving the Sale and the Liquidation and receive the "fair value" of their shares upon compliance with the requirements of the Florida Business Corporation Act. This right is explained more fully under "Dissenters Rights" in the accompanying Proxy Statement. The dissenters' rights provisions of Florida law are included as Annex E to the accompanying Proxy Statement.

Please refer to the accompanying Proxy Statement for a more complete description of the matters to be considered at the Special Meeting. The Board of Directors of ConMat has fixed the close of business on May 1, 2002 as the record date for determining the shareholders entitled to receive notice of and to vote at the Special Meeting and at any and all adjournments or postponements thereof.

Management welcomes your attendance at the Special Meeting. Whether or not you expect to attend the Special Meeting in person, you are requested to complete, sign, date and promptly return the enclosed proxy in the accompanying postage-paid envelope. The prompt return of your proxy will save expenses involved in further communication. Your proxy will not affect your right to vote in person if you attend the Special Meeting.


                                           By Order of the Board of Directors

                                           /s/ Edward F. Sager, Jr.

                                           Edward F. Sager,
                                           President


                             Your vote is important.
     To vote your shares, please sign, date and complete the enclosed proxy and mail it promptly in the enclosed, postage paid return envelope.

                                TABLE OF CONTENTS


SUMMARY TERM SHEET.............................................................1


VOTING AT THE SPECIAL MEETING; REVOCATION OF PROXIES...........................3


ADDITIONAL INFORMATION.........................................................4


SOLICITATION OF PROXIES........................................................4


FORWARD LOOKING STATEMENTS.....................................................4


PROPOSAL I APPROVAL OF LICENSE AND ASSET PURCHASE AGREEMENT....................5


PROPOSAL II PLAN OF LIQUIDATION AND DISTRIBUTION FOR POLYCHEM.................13


DISSENTERS RIGHTS.............................................................14


UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS...............15


SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS...................21


OTHER SHAREHOLDER MATTERS.....................................................22


OTHER MATTERS.................................................................23


INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE...............................24



Annex A - License and Asset Purchase Agreement, Dated as of March 20, 2002
          By and Among ConMat Technologies, Inc., Polychem Corporation and Ecesis LLC

Annex B - Fairness Opinion of Ogorek & Company

Annex C - Settlement Agreement dated as of October 25, 2001 and modified
          December 5, 2001 among ConMat Technologies, Inc., Polychem Corporation, Paul A. DeJuliis, Esq., as the Chapter 11 Trustee for The Eastwind Group, Inc.

Annex D - Plan of Liquidation and Distribution for Polychem Corporation

Annex E - Florida Law related to Dissenter's Rights

                            ConMat Technologies, Inc.
                        Franklin Avenue and Grant Street
                             Phoenixville, PA 19460

                         ------------------------------

                                 PROXY STATEMENT

                         ------------------------------

         The enclosed proxy is solicited by the Board of Directors of ConMat Technologies, Inc., a Florida corporation ("ConMat"), for use at a special meeting of shareholders (the "Special Meeting") of ConMat to be held on _________, 2002, at 10:00 a.m., local time, at the offices of Klehr, Harrison, Harvey, Branzburg & Ellers LLP, 260 South Broad Street, Philadelphia, Pennsylvania, or any adjournments or postponements thereof. This Proxy Statement and accompanying proxy are first being mailed to ConMat's shareholders on or about _________, 2002.

                               SUMMARY TERM SHEET

         This section summarizes selected information about the proposed sale (the "Sale") of the product lines of Polychem Corporation, a wholly owned subsidiary of ConMat ("Polychem"), to Ecesis LLC ("Ecesis") and the subsequent liquidation and distribution of the remaining assets of Polychem (the "Liquidation"), each of which are more fully set forth in this Proxy Statement. This section may not contain all of the information that is important to you. To more fully understand the Sale and the Liquidation, we strongly encourage you to read carefully this entire Proxy Statement. A copy of the License and Asset Purchase Agreement is included as Annex A to this Proxy Statement. A copy of the Plan of Liquidation adopted by the Board of Directors of Polychem is included as Annex D to this Proxy Statement.

The Sale:                 ConMat's wholly owned subsidiary Polychem has agreed
(See page 7)              to sell its molded plastics product lines to Ecesis
                          pursuant to the terms of the License and Asset
                          Purchase Agreement. Ecesis will also assume certain liabilities of Polychem. Prior to obtaining the approval of ConMat's shareholders to the Sale and the satisfaction of the other closing conditions, Polychem has licensed to Ecesis the right to manufacture and market the product lines pursuant to the terms of the License and Asset Purchase
                          Agreement. In the event that ConMat's shareholders do not approve the Sale, the license will terminate and Polychem will resume direct marketing of the product lines.

Purchase Price:           Polychem will receive approximately $1,650,000 from
(See page 8)              Ecesis for the product lines, consisting of $500,000
                          in cash paid at closing of the Sale, and a $1,150,000 secured promissory note delivered to Polychem at closing. In addition, Ecesis will deliver to Polychem
                          399,826 shares of ConMat's Series C Preferred Stock and warrants to purchase 382,500 shares of ConMat common stock owned by Ecesis. Polychem intends to distribute to ConMat the net proceeds from the Sale after satisfaction of its remaining liabilities pursuant to the Plan of Liquidation.

Polychem:                 Polychem is a Pennsylvania corporation and wholly
(See page 7)              owned subsidiary of ConMat. Polychem's primary
                          business is the manufacturing and marketing of a variety of molded plastic products for water treatment plants and other specialty applications.

Ecesis:                   Ecesis is a Delaware limited liability company. Two
(See page 7)              of ConMat's and Polychem's former directors and
                          officers, Paul A. DeJuliis and Richard R. Schutte, are members of Ecesis. Messrs. DeJuliis and Schutte resigned as directors and officers of ConMat and Polychem on March 13, 2002 in connection with the execution of the License and Asset Purchase
                          Agreement.

Settlement Agreement:     ConMat, Polychem and Paul A. DeJuliis are parties to
(See page 10)             a Settlement Agreement, dated October 25, 2001 and
                          modified December 5, 2001, with John W. Morris,
                          Esquire, Chapter 11 Trustee for The Eastwind Group,
                          Inc. (the "Settlement Agreement"), relating to the settlement of certain claims currently pending against ConMat, Polychem and Paul A. DeJuliis. Under the terms of the Settlement Agreement, ConMat has agreed to pay $1,500,000 to settle various claims asserted against ConMat, Polychem and Mr. DeJuliis.
                          ConMat intends to use proceeds from the Sale to satisfy its obligations under the Settlement
                          Agreement. A copy of the Settlement Agreement is included in this Proxy Statement as Annex C.

Future Operations:        Following the Sale and Liquidation, ConMat shall
(See page 6)              continue as a public company and the Board of
                          Directors shall actively seek to acquire an interest in one or more operating businesses that it believes will be profitable to ConMat's shareholders.

Fairness Opinion:         Ogorek & Company has issued a fairness opinion to the
(See page 6)              effect that the Sale is fair to the shareholders of
                          ConMat. A copy of the fairness opinion is included in this Proxy Statement as Annex B.

Required Vote:            Holders of a majority of the shares of common stock
(See page 13)             entitled to vote at the Special Meeting must vote to
                          approve the Sale and Liquidation in order for the proposals to be approved.

Recommendation of Board   The Board of Directors authorized director Edward F.
of Directors to Sale:     Sager, Jr. (the "Disinterested Director"), to act on
(See page 12)             behalf of ConMat with respect to entering into the
                          License and Asset Purchase Agreement because the other two directors had a conflict of interest since they were also members of Ecesis. The Disinterested
                          Director is not a member of Ecesis and was not an employee of ConMat prior to March 13, 2002. The
                          Disinterested Director recommended to the Board of Directors that it should approve the License and Asset Purchase Agreement because it is fair to the shareholders of ConMat. The Board of Directors recommends that the shareholders of ConMat vote "FOR" the approval of the License and Asset Purchase
                          Agreement.

Plan of Liquidation and     Provided the shareholders of ConMat approve the
Distribution of Polychem:   Sale, following the Sale, Polychem will liquidate
(See page 13)               its assets and dissolve pursuant to the Plan of
                            Liquidation.

Recommendation of           The Board of Directors recommend that you vote
Board of Directors:         "FOR" the approval of the Liquidation of Polychem.
(See page 14)




              VOTING AT THE SPECIAL MEETING; REVOCATION OF PROXIES

         The Board of Directors has fixed the close of business on [________], 2002 as the record date (the "Record Date") for determining the shareholders entitled to notice of and to vote at the Special Meeting. As of the Record Date there were [________] shares of common stock issued and outstanding, each of which is entitled to one vote as to all matters to be acted upon at the Special Meeting. The presence, in person or by properly executed proxy, of the holders of a majority of the common stock entitled to vote at the Special Meeting is necessary to constitute a quorum at the Special Meeting. Only shareholders of record at the close of business on the Record Date will be entitled to vote at the Special Meeting or any adjournments or postponements thereof.

         Shares of common stock represented at the Special Meeting in person or by proxy will be counted for the purpose of determining whether a quorum is present at the Special Meeting. Shares which abstain from voting as to a particular matter will be treated as shares that are present and entitled to vote at the Special Meeting for purposes of determining whether a quorum exists, but will not be counted as votes cast on such matter. Abstentions, therefore, will have the same effect as votes against approval of the proposals set forth in this Proxy Statement. If a broker or nominee holding stock in "street name" indicates on a proxy that it does not have discretionary authority to vote as to a particular matter ("broker non-votes"), those shares will be treated as present and entitled to vote at the Special Meeting for purposes of determining whether a quorum exists, but will not be counted as votes cast on such matter.

         All shares of common stock which are entitled to vote and are represented at the Special Meeting by properly executed proxies received prior to or at the Special Meeting, and not revoked, will be voted at the Special Meeting in accordance with the instructions indicated on such proxies. If no instructions are indicated (other than in the case of broker non-votes), such proxies will be voted for approval and adoption of the proposals set forth in this Proxy Statement.

         The Board of Directors does not intend to bring any matter before the Special Meeting other than the matters specifically referred to in the notice of the Special Meeting, nor does the Board of Directors know of any other matter which anyone else proposes to present for action at the Special Meeting. However, if any other matter is properly brought before the Special Meeting, the persons named in the accompanying proxy or their duly constituted substitutes acting at the Special Meeting will be deemed authorized to vote or otherwise act thereon in accordance with their judgment on such matter. Proxies indicating a vote against the proposals contained herein may not be voted by the persons marked in the accompanying proxy or their duly constituted substitutes for adjournment of the Special Meeting for the purpose of giving management additional time to solicit votes to approve such proposals.

         Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (i) filing with the Secretary of ConMat, at or before the taking of a vote at the Special Meeting, a written notice of revocation bearing a later date than the proxy, (ii) duly executing a later dated proxy relating to the same shares and delivering it to the Secretary of ConMat before the taking of a vote at the Special Meeting or (iii) attending the Special Meeting and voting in person

(although attendance at the Special Meeting will not in and of itself constitute a revocation of a proxy). Any written notice of revocation or subsequent proxy should be sent to ConMat Technologies, Inc., Franklin Avenue and Grant Street, Phoenixville, PA 19460, Attention: Corporate Secretary, or hand delivered to the Secretary of ConMat at or before the taking of the vote at the Special Meeting.

         Enclosed herewith is a proxy card for use by holders of ConMat's common stock. Properly executed proxies will be voted in accordance with the instructions therein. In the absence of instruction, the shares of common stock represented at the Special Meeting by the enclosed proxy will be voted FOR each of the proposals set forth herein.

                             ADDITIONAL INFORMATION

         ConMat will furnish without charge to any shareholder, upon written or oral request, any documents filed by ConMat pursuant to the Securities Exchange Act. Requests for such documents should be addressed to Edward F. Sager, Jr., President, ConMat Technologies, Inc., Franklin Avenue and Grant Street, Phoenixville, PA 19460, telephone number (610) 935-0225. Documents filed by ConMat pursuant to the Securities Exchange Act may be reviewed and/or obtained through the Securities and Exchange Commission's Electronic Data Gathering Analysis and Retrieval System, which is publicly available through the Securities and Exchange Commission's web site (http://www.sec.gov).

                             SOLICITATION OF PROXIES

         All expenses of ConMat's solicitation of proxies for the Special Meeting will be borne by ConMat. In addition to solicitation by use of the mails, proxies may be solicited from ConMat shareholders by directors, officers and employees of ConMat in person or by telephone, telegram or other means of communication. Such directors, officers and employees will not be additionally compensated, but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. ConMat reserves the right to retain a proxy solicitation firm for assistance in connection with the solicitation of proxies for the Special Meeting should the Board of Directors deem such action prudent. Arrangements will also be made with brokerage houses, custodians, nominees and fiduciaries for forwarding of proxy solicitation materials to beneficial owners of shares held of record by such brokerage houses, custodians, nominees and fiduciaries, and ConMat will reimburse such brokerage houses, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection therewith.

                           FORWARD LOOKING STATEMENTS

         Some of the statements contained in this Proxy Statement discuss future expectations, contain projections of results of operations or financial condition or state other "forward-looking" information. Those statements are subject to known and unknown risks, uncertainties and other factors that could cause the actual results to differ materially from those contemplated by the statements. The forward-looking information is based on various factors and was derived using numerous assumptions.

         Important factors that may cause actual results to differ from projections include, for example,

         o general economic conditions, including their impact on capital expenditures;
         o business conditions in the material technology and wastewater treatment industries;
         o  the regulatory environment;
         o  rapidly changing technology and evolving industry standards;
         o  new products and services offered by competitors; and
         o  price pressures.

         In addition, in this Proxy Statement, the words "believe", "may", "will", "estimate", "continue", "anticipate", "intend", "expect", "plan", and similar expressions, as they relate to the business or management of ConMat or Polychem, are intended to identify forward-looking statements.

         ConMat undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise after the date of this Proxy Statement. In light of these risks and uncertainties, the forward-looking events and circumstances discussed in this report may not occur and actual results could differ materially from those anticipated or implied in the forward-looking statements.

                                   PROPOSAL I
                APPROVAL OF LICENSE AND ASSET PURCHASE AGREEMENT

          The first Proposal presented to the ConMat shareholders at the Special Meeting is to consider and approve the License and Asset Purchase Agreement that provides for the sale of the product lines of ConMat's wholly owned subsidiary, Polychem, to Ecesis. Ecesis will also assume certain obligations of Polychem in connection with the sale.

         Two of ConMat's and Polychem's former directors and officers, Paul A. DeJuliis and Richard R. Schutte, and a former shareholder of ConMat, Odyssey Capital Group, L.P., are members of Ecesis. Messrs. DeJuliis and Schutte collectively own 65% of Ecesis.

         ConMat and Polychem plan to use a portion of the purchase price received from the Sale to satisfy their obligations under the Settlement Agreement relating to the settlement of certain claims against ConMat, Polychem and Mr. DeJuliis. A copy of the License and Asset Purchase Agreement is included in this Proxy Statement as Annex A and a copy of the Settlement Agreement is included as Annex C.

                           Background to the Proposal

         Reason for the Sale. In September, 2001 Polychem was informed by General Electric Capital Corporation ("GECC") that GECC was unwilling to continue to provide working capital financing to Polychem to support its operations. Polychem has not been able, and the Board of Directors of ConMat does not anticipate that Polychem will be able to, obtain sufficient capital financing on reasonable terms from another lender to replace the GECC financing. Without such financing, Polychem will be unable to continue operations. Accordingly, the Board of Directors of ConMat has deemed it in the best interest of ConMat and its shareholders to liquidate all of the assets of Polychem and satisfy all of its liabilities.

         Ecesis Offer. In July 2001, Paul DeJuliis and Richard R. Schutte advised the Board of Directors that they were interested in purchasing Polychem's product lines. At that time, Mr. DeJuliis was the Chairman of the Board of Directors and the Chief Executive Officer of ConMat and Polychem, and Mr. Schutte was a director and the President and Chief Operating Officer of ConMat and Polychem.

         On account of the conflict between Messrs. DeJuliis and Schutte and ConMat and Polychem, on July 17, 2001, the Board of Directors authorized the Disinterested Director to act on behalf of ConMat and Polychem with respect to the negotiation of the License and Asset Purchase Agreement. The Disinterested Director is not a member of Ecesis and prior to March 13, 2002, was not an officer or an employee of ConMat or Polychem.

         On February 19, 2002, ConMat retained Ogorek & Company to opine as to the fairness of the proposed Sale with respect to ConMat's shareholders. Pursuant to its letter dated [_____________], 2002, Ogorek & Company opines that the Sale is fair with respect to ConMat's shareholders. A copy of Ogorek & Company 's opinion is included as Annex B to this Proxy Statement.

         Ecesis was formed on November 8, 2001. Messrs. DeJuliis and Schutte are members of Ecesis, together with Odyssey Capital, L.P., a former shareholder of ConMat ("Odyssey"), and certain other parties. Odyssey delivered 399,826 shares of ConMat's Series C Preferred Stock and warrants to purchase 382,500 shares of ConMat common stock (collectively, the "ConMat Securities") to Ecesis in exchange for its membership interest in Ecesis. Ecesis shall deliver the ConMat Securities to Polychem as a portion of the purchase price for the Sale under the License and Asset Purchase Agreement.

         Messrs. DeJuliis and Schutte resigned from their respective positions with ConMat and Polychem on March 13, 2002. Kenneth W. Evans, Jr. and John R. Toedtman were appointed by the Board of Directors of ConMat to fill the vacancies resulting from such resignations on March 13, 2002. As a result of Mr. DeJuliis' resignation, the 166,667 shares of ConMat's Series B Preferred Stock held by Mentor Special Situation Fund, L.P. ("Mentor") are subject to redemption at Mentor's election at a redemption price of $3.00 per share plus accrued dividends ($90,000 as of March 31, 2002). Mentor has not exercised its redemption right. Edward F. Sager, Jr., is a general partner of Mentor.

         On March 20, 2002, the Board of Directors approved the Sale pursuant to the License and Asset Purchase Agreement on behalf of ConMat and Polychem, subject to the approval of ConMat's shareholders.

         Supply Agreement. Polychem and Ecesis entered into a Supply and Equipment Purchase Agreement on March 20, 2002 with Ensinger Vekton, Inc. ("Ensinger") and Putnam Precision Molding, Inc. (collectively with Ensinger, "Supplier"), pursuant to which Polychem has outsourced the manufacturing of certain of its product lines to Supplier. Under the terms of the agreement, Polychem and Ecesis agreed to purchase a minimum of $2,500,000 of products from Supplier during each year of the agreement. The term of the agreement is five years and will renew automatically thereafter for successive one year terms unless terminated by either of the parties. In addition, the agreement also provides that Polychem will sell to Supplier certain of its manufacturing assets for a purchase price of $287,000, which amount shall be paid monthly by Supplier to GECC, as Polychem's senior secured lender, on Polychem's behalf, at the rate of 15% of the invoice amount of purchased products. Under the terms of the License and Asset Purchase Agreement, Ecesis has agreed to assume all of Polychem's rights (other than the right to receive the purchase price of equipment) and obligations under this agreement.

         Future Operations. Provided ConMat's shareholders approve the Sale and the Liquidation, ConMat will oversee the winding up and dissolution of Polychem. During and after such period, the Board of Directors of ConMat will seek to acquire an interest in one or more suitable operating businesses, which may include assets or shares of another entity to be acquired by ConMat directly or through a subsidiary, that the Board of Directors believes will be profitable to ConMat and its shareholders.

                               Parties to the Sale

                            ConMat Technologies, Inc.
                        Franklin Avenue and Grant Street
                             Phoenixville, PA 19460
                                 (610) 935-0225

         ConMat Technologies, Inc. was incorporated in Florida in 1986. ConMat is not an operating company and does not have significant assets or conduct significant business except through its wholly owned subsidiary, Polychem. In December 1998, ConMat acquired Polychem from The Eastwind Group, Inc.

                              Polychem Corporation
                        Franklin Avenue and Grant Street
                             Phoenixville, PA 19460
                                 (610) 935-0225

         Polychem, a Pennsylvania corporation, is a wholly owned subsidiary of ConMat. Polychem develops custom engineered plastic molded products which are marketed to wastewater treatment plants and other industrial end users.

                                   Ecesis LLC
                        Franklin Avenue and Grant Street
                             Phoenixville, PA 19460
                                 (610) 935-0225

         Ecesis LLC, a Delaware limited liability company, had no operations prior to March 20, 2002 and was formed to purchase the product lines of Polychem covered by the License and Asset Purchase Agreement. Two of ConMat's and Polychem's former directors and officers, Paul A. DeJuliis and Richard R. Schutte, are members of Ecesis.

                Terms of the License and Asset Purchase Agreement

         The following is a summary of the material provisions of the License and Asset Purchase Agreement among ConMat, Polychem and Ecesis. We encourage you to read all of the information in this Proxy Statement and the complete License and Asset Purchase Agreement set forth as Annex A. ConMat shareholders will not receive any distributions as a result of approving the Sale. ConMat intends to apply a majority of the cash proceeds received from the Sale to pay its obligations under the Settlement Agreement.

         Sale of Product Lines and Related Assets. Pursuant to the License and Asset Purchase Agreement, Polychem will sell to Ecesis Polychem's product lines and various related assets (the "Product Lines"). The Product Lines include all of Polychem's intellectual property, such as all of Polychem's patents and copyrights, all of Polychem's customer orders and contracts, good will, going concern value and other tangible and intangible assets. Ecesis will not, however, purchase any of Polychem's accounts receivable (approximately $2,206,000 at March 31, 2002), inventory (approximately $486,000 at March 31,
2002), equipment, ancillary product lines or real estate.

         Since the sale of the Product Lines represents the sale of a substantial portion of the assets of ConMat, the Sale is conditioned upon ConMat obtaining the consent of its shareholders to the transaction.

         License of Product Lines. Pending the satisfaction of the closing conditions contained in the License and Asset Purchase Agreement, including obtaining the approval of ConMat's shareholders, Polychem has licensed to Ecesis the right to manufacture and distribute the Product Lines and use all of Polychem's assets used in connection with its business (the "License"). In consideration of the License, Ecesis will pay Polychem a royalty equal to its net operating profits from the sale of products. The License will terminate on the earlier of the date that the Sale occurs or the date that the License and Asset Purchase Agreement is terminated.

         Purchase Price. Ecesis will pay a total purchase price of $1,650,000 to Polychem for the Product Lines consisting of (i) $500,000 cash; (ii) $1,150,000 by the delivery of a promissory note to Polychem by Ecesis (the "Promissory Note"); and (iii) 399,826 shares of ConMat Series C Preferred Stock and warrants to purchase 382,500 shares of ConMat common stock. As of March 31, 2002, the Series C Preferred Stock had an aggregate liquidation preference (including unpaid dividends) of $118,303, which is payable prior to any dividends or distributions to holders of ConMat common stock.

         Upon execution of the License and Asset Purchase Agreement, Ecesis paid $150,000 of the purchase price as a deposit. In the event the Sale does not occur due to a material breach of the License and Asset Purchase Agreement by Ecesis, the deposit will be retained by Polychem as its exclusive remedy against Ecesis for such breach. If the closing of the Sale does not occur for any other reason, the deposit will be repaid to Ecesis.

         Under the terms of the Promissory Note, Ecesis will make a balloon payment of principal and interest to Polychem on November 27, 2002. Interest will accrue on the principal balance of the Promissory Note at the rate of 4% per annum. Ecesis may prepay the Promissory Note in full at any time without penalty. The balance due under the Promissory Note is secured by the assets that Ecesis is purchasing from Polychem pursuant to the terms of a Security Agreement delivered by Ecesis to Polychem.

         Assumed Liabilities. Ecesis will assume the liabilities of Polychem under purchase orders and other contracts assigned to Ecesis in connection with the purchase of the Product Lines.

         Ecesis may agree to assume additional liabilities or obligations of Polychem at any time before or after the closing of the Sale. In such event, Ecesis will be credited with a partial payment of the purchase price equal to the amount of such additional assumed liability or obligation.

         Representations and Warranties. The License and Asset Purchase Agreement contains various customary representations and warranties of ConMat, Polychem and Ecesis. ConMat's representations and warranties include those as to its organization and power, corporate authority, absence of conflicts, ownership of 100% of the outstanding capital stock of Polychem and absence of brokers.

         Polychem's representations and warranties include those as to its organization and power, corporate authority, absence of conflict, absence of subsidiaries, financial statements, absence of undisclosed or contingent liabilities, absence of consents, good title to assets and absence of brokers.

         Ecesis' representations and warranties include those as to its organization and power, authorization, absence of conflict, absence of consents and absence of brokers.

         Any material breach by ConMat or Polychem of their respective representations and warranties will cause the breaching party to be in violation of the terms of the License and Asset Purchase Agreement and may subject it to liability for damages. Any material breach by Ecesis of its representations and warranties will cause it to be in violation of the terms of the License and Asset Purchase Agreement and may result in the loss of its $150,000 deposit.

         Conditions to Closing. The License and Asset Purchase Agreement provides that, prior to the completion of the Sale, Polychem and ConMat will conduct their business in the ordinary course of business and consistent with prior practice other than as modified by the License. The License and Asset Purchase Agreement also provides that certain conditions must be satisfied or waived prior to the Sale, including with respect to ConMat and Polychem:

         o ConMat and Polychem shall have performed and complied in all material respects with all covenants, agreements, obligations and conditions required by them under the License and Asset Purchase Agreement;

         o No action or suit shall have been instituted or threatened which presents a substantial risk to the transaction;

         o ConMat and Polychem shall have obtained all necessary consents and approvals to the transaction; and

         o ConMat shall have obtained the consent of the holders of a majority of the outstanding shares of its common stock to the transaction.

         In addition, Polychem shall change its name prior to the closing and shall take all action necessary for Ecesis to use the name "Polychem" in its business after the closing.

         Termination. The License and Asset Purchase Agreement may be terminated prior to the closing of the Sale under the following circumstances: (a) by either party upon the material breach of the other party, (b) by either party if ConMat's Board of Directors determine in good faith that its fiduciary duties prohibit it from seeking shareholder approval of the transaction, (c) by either party if a condition to such party's obligation to effect the transaction set forth in the License and Asset Purchase Agreement is not satisfied or waived as of the closing date, (d) by the mutual consent of the parties or (e) by either party if the closing has not occurred on or before 90 days from the date of the License and Asset Purchase Agreement or such later date agreed to by the parties. The parties have agreed to extend the termination date of the License and Asset Purchase Agreement to December 31, 2002.

         If the License and Asset Purchase Agreement is terminated because of a material breach by Ecesis, ConMat and Polychem may recover for damages from Ecesis only up to the $150,000 deposit.

         Indemnification and Contribution. All representations and warranties by the parties contained in the License and Asset Purchase Agreement shall survive for a period of two years after the closing of the Sale. If a party was fraudulent in any such representation or warranty, however, the other party may sue for damages or seek other remedies after such two-year period.

         The License and Asset Purchase Agreement provides that, subject to certain minimum limits on liability, ConMat and Polychem will indemnify, defend and hold harmless Ecesis from and against all demands, claims, causes of action and costs and expenses resulting from (i) any liability or obligation relating to Polychem's business existing on the closing date that is not assumed by Ecesis, (ii) any breach of a representation, warranty, covenant or agreement contained in the License and Asset Purchase Agreement by Polychem and (iii) any claim for taxes relating to Polychem's business incurred prior to the closing date.

         Ecesis has agreed to indemnify, defend and hold harmless ConMat and Polychem from and against all damages, claims, causes of action and costs and expenses resulting from (i) any of the liabilities of Polychem assumed by Ecesis and (ii) any breach of a representation, warranty, covenant or agreement contained in the License and Asset Purchase Agreement by Ecesis.

         In the event such indemnification provisions are not available to a party with respect to a particular claim, such party shall have a right of contribution against the other party with respect to such claim. A right of contribution requires a party to pay its proportionate share of any claim based upon such party's relative fault.

                                Estimated Closing

         If ConMat's shareholders approve the Sale, ConMat expects that the closing of the Sale will take place as promptly as practical following such approval.

                              Accounting Treatment

         The Sale will be treated as a sale for accounting purposes. A book profit or loss (net of tax) will be recognized to the extent that the proceeds from the transaction are more or less than the sum of the book value of the net assets sold and transaction expenses. ConMat anticipates that the Sale will result in a book profit of approximately $1.4 million.

                            Federal Tax Consequences

         In general, Polychem will recognize gains or losses on the sale of the Product Lines equal to the difference, if any, between the amount realized by Polychem from the sale of each asset less Polychem's adjusted tax basis in each such asset. The amount realized by Polychem will be equal to the sum of the amount of consideration received by Polychem plus the amount of any liabilities of Polychem that are assumed by Ecesis in connection with each such asset. Consummation of the transaction will not be a taxable event for United States federal income tax purposes for the shareholders of ConMat. ConMat anticipates that it will have sufficient tax losses so that no incremental tax liability will result.

                       Government and Regulatory Approvals

         ConMat is aware of no government or regulatory approval required for the consummation of the Sale other than the filing of this proxy statement with the Securities and Exchange Commission.

                              Settlement Agreement

         Polychem will advance a portion of the proceeds from the Sale to ConMat for use to satisfy its obligations under the Settlement Agreement. The Settlement Agreement, dated October 25, 2001 and modified December 5, 2001, is among John W. Morris as the Chapter 11 Trustee for The Eastwind Group, Inc. (the "Trustee"), Paul A. DeJuliis, ConMat and Polychem. The agreement relates to the settlement of certain claims brought by the Trustee against ConMat, Polychem and Mr. DeJuliis. The agreement also provides for the settlement of certain claims brought by John R. Thach, ProFutures Special Equities Fund, L.P. and John Park against ConMat, Polychem, Mr. DeJuliis and The Eastwind Group, Inc. (the "Third Party Actions").

         Under the terms of the Settlement Agreement, ConMat will pay the Trustee $1,500,000 on behalf of ConMat, Polychem and Mr. DeJuliis in consideration of the settlement of the claims asserted by the Trustee and the Third Party Actions.

         The Settlement Agreement was approved by the United States Bankruptcy Court for the Eastern District of Pennsylvania (the "Bankruptcy Court") on February 27, 2002. The Settlement Agreement became effective upon such approval.

         ConMat has paid the Trustee $500,000 of the settlement amount. The balance of the settlement amount of $1,000,000 is evidenced by a promissory note delivered by ConMat and Polychem to the Trustee (the "Note"). The Note is secured by (i) the capital stock of ConMat held in trust for the shareholders of The Eastwind Group, Inc., (ii) all of ConMat's assets, (iii) all assets and capital stock of Polychem and (iv) a mortgage on Polychem's real estate. The terms of the Note provide that ConMat was obligated to repay the balance due under the Note to the Trustee no later than July 15, 2002. ConMat is currently discussing with the Trustee an agreement to forebear from exercising its rights under the Note. Negotiation of forbearance under the Note is a condition to closing of the Sale.

         Upon satisfaction of the obligations under the Note by ConMat and Polychem, the Trustee will deliver to ConMat certificates representing all shares of preferred and common stock of ConMat formerly held by The Eastwind Group, Inc. and its affiliates, other than any shares acquired or transferred to the Trustee from or after September 1, 2001 by entities that are not parties to the Settlement Agreement.

         In consideration of the settlement amount and agreement to settle the Third Party Actions, the Settlement Agreement provides that each party will not sue the other party on such claims in the future.

         In connection with the settlement, Paul A. DeJuliis has agreed with ConMat that, upon satisfaction of the obligations under the Note, he will surrender to ConMat for cancellation 298,333 shares of ConMat common stock, which are all shares owned by him.

         In connection with the settlement, ConMat and Polychem have agreed with John R. Thach to pay or otherwise resolve approximately $90,000 in outstanding federal tax claims related to former Eastwind subsidiaries for which Mr. Thach has personal liability.

                                Fairness Opinion

         The Board of Directors of ConMat has retained Ogorek & Company (the "Reviewer") to render an opinion as to the fairness to the shareholders of ConMat, from a financial point of view, of the consideration to be received pursuant to the License and Asset Purchase Agreement.

         In connection with its opinion, Reviewer reviewed, among other things:

         o  the terms and conditions of the License and Asset Purchase
            Agreement;

         o publicly available information concerning ConMat that Reviewer deemed to be relevant, including ConMat's annual reports on Form 10-KSB;

         o certain of ConMat's interim reports to shareholders and quarterly reports on Form 10-QSB; and

         o  certain other information concerning ConMat and Polychem.

         Reviewer held discussions with members of ConMat's senior management regarding ConMat's and Polychem's historical and current business, operations, financial condition and future prospects, including discussions regarding liquidity and capital resources then available to ConMat. Reviewer reviewed the reported price and trading activity of the shares of ConMat's common stock, compared certain financial and stock market information concerning ConMat with similar information for other companies that Reviewer deemed reasonably comparable and the securities of which are publicly traded. In addition, Reviewer reviewed the financial industry for companies and transactions which they deemed comparable and performed such other studies and analyses that Reviewer considered appropriate.

         In rendering its opinion, Reviewer relied upon and assumed, without independent verification, the accuracy, completeness and fairness of all financial and other information that was available to it from public sources and that was provided to it by ConMat or its representatives or that was otherwise reviewed by it. With respect to the financial and other information relating to prospects of ConMat and Polychem, Reviewer assumed that such information reflected the best currently available estimates and judgments of the management of ConMat as to the likely future financial performance of ConMat and Polychem. Reviewer did not make any independent valuation or appraisal of assets of ConMat and Polychem, nor was it furnished with any evaluation or appraisal. Reviewer's opinion was based solely upon the information available to it and provided by ConMat, and upon the prevailing economic, financial market and other conditions as they existed as of the date its opinion was rendered. ConMat did not place any limitations on the nature or scope of Reviewer's investigation for purposes of rendering this opinion.

         For services rendered by Reviewer in connection with the Sale, ConMat has agreed to pay Reviewer a customary fee of up to $35,000 and reimburse Reviewer for reasonable out-of-pocket expenses. The Disinterested Director selected Reviewer based on its experience and expertise. Reviewer is an investment banking firm specializing in corporate finance, mergers and acquisitions and advisory services. Reviewer's principal officers have combined over 20 years of mergers, acquisitions and valuation experience. There are no relationships between Reviewer or any of its officers and ConMat, Polychem or Ecesis.

         The Reviewer's opinion, prepared for the Board of Directors, is directed only to the fairness to ConMat's shareholders, as of the date of the opinion letter, from a financial point of view, of the consideration to be received pursuant to the License and Asset Purchase Agreement and does not constitute a recommendation to any shareholder as to how to vote at the Special Meeting.

         A copy of the Reviewer's opinion is included in this Proxy Statement as Annex B. You are urged to read this opinion in its entirety for assumptions made, procedures followed, other matters considered and limits of the review by Reviewer.

              Recommendation of the Board of Directors for the Sale

         Because two of the members of Ecesis were members of ConMat's Board of Directors, the Board of Directors appointed director Edward F. Sager, Jr., (the "Disinterested Director") to negotiate the License and Asset Purchase Agreement on behalf of ConMat and the Board of Directors and to consider the fairness of the proposed sale of assets to Ecesis. The Disinterested Director is not a member of Ecesis and was not an officer or employee of ConMat prior to March 13, 2002.

         Based upon the fairness opinion of Reviewer and the recommendation of the Disinterested Director, the Board of Directors has approved the License and Asset Purchase Agreement and has determined that the sale of the Product Lines contemplated by the License and Asset Purchase Agreement is fair to and in the best interests of, ConMat and its shareholders. Accordingly, the Board of Directors recommends that the shareholders of ConMat vote "FOR" the approval of the Sale at the Special Meeting.

                                Dissenter Rights

         The shareholders of ConMat have a right to dissent from approving the Sale and receive the "fair value" of their shares upon compliance with the requirements of the Florida Business Corporation Act. These rights are explained in detail in the section entitled "Dissenters Rights" which beings on page 14 of this Proxy Statement. The dissenters' rights provisions of the Florida Law are included as Annex E to the Proxy Statement. We urge you to read the "Dissenters Rights" section of this Proxy Statement and annex provisions of the Florida Law if you wish to exercise your dissenter's rights with respect to this Proposal I.

                           Vote Required for Approval

         The affirmative vote of the holders of a majority of the outstanding shares of common stock entitled to vote on this proposal is required to ratify and approve the License and Asset Purchase Agreement. Abstentions may be specified on the proposal and will be considered present at the Special Meeting, but will not be counted as affirmative votes. Abstentions, therefore, will have the practical effect of voting against the proposal because the affirmative vote of a majority of shares of common stock is required to approve the proposal. Broker non-votes will not be voted or have any effect on Proposal I.

         The Board of Directors unanimously recommends a vote "FOR" Proposal I.


                                   PROPOSAL II
                      PLAN OF LIQUIDATION AND DISTRIBUTION
                                  FOR POLYCHEM

         Provided that the Sale described in Proposal I is approved by the ConMat shareholders, Polychem will have no operational assets after the sale of the Product Lines. After the Sale, Polychem's assets shall consist of the purchase price from the License and Asset Purchase Agreement, accounts receivable (approximately $2,206,000 at March 31, 2002), inventory (approximately $486,000 at March 31, 2002), equipment, ancillary product lines and the real property where its offices and manufacturing facility is located at the corner of Franklin Avenue and Grant Street in Phoenixville, Pennsylvania (the "Phoenixville Property"). Polychem will generate no income after the Sale other than from collection of accounts receivable, sales of its remaining inventory and either sale of the Phoenixville Property or income from the rental of the Phoenixville Property to Ecesis and/or other tenants.

         Accordingly, the Board of Directors of Polychem and ConMat adopted a plan of liquidation and dissolution of Polychem (the "Plan of Liquidation") on March 13, 2002, subject to the approval of ConMat's shareholders at the Special Meeting. A copy of the Plan of Liquidation is set forth as Annex D to this Proxy Statement. We encourage you to read the Plan of Liquidation in its entirety.

                          Terms of Plan of Liquidation

         The Plan of Liquidation provides for the orderly liquidation and winding up of Polychem through (i) the sale of its remaining assets, (ii) payment of its creditors, (iii) distribution of any remaining assets or proceeds to its sole shareholder, ConMat, and (iv) its dissolution.

         Polychem intends to distribute a portion of the proceeds from the Sale to ConMat for use to satisfy its obligations under the Settlement Agreement. Next, Polychem will use any remaining proceeds from the Sale to satisfy all payments to its creditors.

         Pursuant to the Plan of Liquidation, Polychem will actively pursue the collection of its outstanding accounts receivable. Polychem will also be actively selling the remainder of its inventory and any of its other assets not otherwise disposed pursuant to the Supply Agreement or the License and Asset Purchase Agreement.

         Polychem will maintain the Phoenixville Property and shall actively seek to obtain additional tenants. Once the Board of Directors believes that market conditions are favorable, Polychem shall seek to obtain a buyer for the Phoenixville Property.

         After the sale of the Phoenixville Property and payment of all of its creditors, Polychem will seek to dissolve.

                                Dissenters Rights

         The shareholders of ConMat have a right to dissent from approving Plan of Liquidation and receive the "fair value" of their shares upon compliance with the requirements of the Florida Business Corporation Act. These rights are explained in detail in the section entitled "Dissenters Rights" which beings on page 14 of this Proxy Statement. The dissenters' rights provisions of the Florida Law are included as Annex E to the Proxy Statement. We urge you to read the "Dissenters Rights" section of this Proxy Statement and annexed provisions of the Florida Law if you wish to exercise your dissenter's rights with respect to this Proposal II.

                           Vote Required for Approval

         The affirmative vote of the holders of a majority of the outstanding shares of common stock entitled to vote on this proposal is required to ratify and approve the Plan of Liquidation. Abstentions may be specified on the proposal and will be considered present at the Special Meeting, but will not be counted as affirmative votes. Abstentions, therefore, will have the practical effect of voting against the proposal because the affirmative vote of a majority of shares of common stock is required to approve the proposal.

         The Board of Directors unanimously recommends a vote "FOR" Proposal II.

                                DISSENTERS RIGHTS

          With respect to the approval of the Sale pursuant to Proposal I and the Plan of Liquidation pursuant to Proposal II, non-voting shareholders of ConMat are entitled to assert their dissenters' rights and obtain payment in cash for their shares under Sections 607.1302 and 607.1320 of the Florida Business Corporation Act ("FBCA"). If you wish to dissent from the Sale and the Liquidation and you properly perfect your dissenters' rights, you will be entitled to payment of the fair value of your shares of common stock or preferred stock in accordance with Sections 607.1320(5)-(10) of the FBCA. In order to perfect your dissenters' rights, you must fully comply with the statutory procedures of Sections 607.1301, 607.1302 and 607.1320 of the FBCA summarized below, the full text of which is set forth as Annex E. ConMat urges you to read those sections in their entirety and to consult with your legal advisor. To exercise your dissenters' rights, you must file with ConMat at its headquarters a written notice of your election to dissent within 20 days from the date of this Proxy Statement. You will forfeit your dissenters' rights if you do not file your election to dissent within the 20-day period. Once a notice of election to dissent is filed with ConMat, you will be entitled to payment of the fair value of the shares, in accordance with the discussion below, and you will not be entitled to vote or exercise any other rights of a shareholder.

         Your election to dissent must state: (a) your name and address; (b) the number of shares as to which you dissent; and (c) demand for payment of the fair value of your shares.

         If you file an election to dissent: (a) you must deposit the certificate(s) representing your shares with ConMat when you file your election;
(b) you will be entitled only to payment pursuant to the procedure set forth in the FBCA; and (c) you will not be entitled to vote or exercise any other rights of a shareholder of ConMat.

         You may withdraw your notice of election at any time before ConMat makes an offer to purchase your shares, as described below, and only with ConMat's consent if you elect to withdraw after ConMat makes the offer. If you withdraw your notice of election, you will lose your right to pursue dissenters' rights, and you will again have the rights you had prior to the filing of your notice of election. Further, in the event ConMat for any reason does not proceed with the Sale, your right to receive fair value for your shares ceases and your status as a shareholder of ConMat will be restored.

         If you elect to exercise the dissenters' rights described in this section: (a) within ten days after the period in which you may file your notice of election to dissent expires, ConMat will make a written offer to you to pay for your shares at a specified price that it deems to be the fair value of those shares; and (b) ConMat will deliver to you with its offer (i) a balance sheet as of the latest available date, and (ii) a profit and loss statement for the 12-month period ended on the date of the balance sheet that ConMat provides you.

         After ConMat makes an offer to you, you will have 30 days to accept it. If you accept it within that 30-day period, ConMat will pay you for your shares within 90 days of the later to occur (i) date of its offer and (ii) the date of the Sale. When we pay you the agreed value, you will cease to have any further interest in your shares. If we do not purchase your shares or you do not accept our offer within 30 days from the day ConMat makes it, then you will have 60 days from the date of the Sale to demand that the Company file an action in any court of competent jurisdiction to determine the fair value of your shares. ConMat will have 30 days from the day it receives your demand to initiate the action. ConMat also may commence the action on its own initiative at any time within the 60-day period described above. If ConMat does not initiate the action within the above-described period, you may do so in its name.

                          UNAUDITED PRO FORMA CONDENSED
                        CONSOLIDATED FINANCIAL STATEMENTS

         The following unaudited pro forma condensed consolidated financial statements are based on ConMat's consolidated financial statements. The unaudited pro forma condensed consolidated statements give effect to the transactions as if they had been consummated as of January 1, 2001 (in the case of the operating statement data) or as of March 31, 2002 (in the case of the balance sheet data). The pro forma condensed consolidated financial statements are based on the assumptions set forth in the accompanying notes and should be read in conjunction with ConMat's consolidated financial statements (including the notes thereto) in the December 31, 2001 From 10-KSB and the March 31, 2002 Form 10-QSB, which are incorporated herein by reference. The pro forma condensed consolidated financial statements are not necessarily indicative of ConMat's future consolidated financial position or results of operations or of what ConMat's consolidated financial position would have been had the transactions been consummated as of March 31, 2002 or what the results of operations for the three months ended March 31, 2002 and year ended December 31, 2001 would have been had the transactions been consummated as of January 1, 2001.

ConMat Technologies, Inc. and Subsidiary
Unaudited Pro Forma Condensed Consolidated Balance Sheet
March 31, 2002

                                                                                          Pro Forma
                                ASSETS                                    Historical      Adjustments               Pro Forma
                                                                         ------------    -------------              -----------
Current Assets:
   Cash and cash equivalents                                                $ 28,075     $    (28,075)   (f)        $        -
   Accounts receivable - net                                               2,205,871       (2,205,871)   (d)                 0
   Inventories                                                               486,486         (486,486)   (e)                 0
   Prepaid expenses                                                          164,543         (164,543)   (f)                 0
                                                                         ------------    -------------              -----------
                                   Total Current Assets                    2,884,975       (2,884,975)                       0
Property, Plant & Equipment - held for sale                                  988,423         (988,423)   (b/c)               0
Deferred Income Taxes                                                      1,125,493       (1,125,493)                       0
Other Assets                                                                 212,690         (212,690)   (a/f)               0
                                                                         ------------    -------------              -----------
                                   Total Assets                          $ 5,211,581     $ (5,211,581)              $        -
                                                                         ============    =============              ===========
                 LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
   Line of credit                                                        $ 1,029,791     $ (1,029,791)              $        -
   Current portion of long-term debt                                         997,439         (997,439)                       0
   Current portion of capital lease obligations                               22,946          (22,946)                       0
   Accounts payable                                                        3,404,402       (1,438,925)               1,965,477
   Legal settlement payable                                                1,435,000       (1,435,000)                       0
   Accrued expenses                                                          659,700         (150,000)                 509,700
                                                                         ------------    -------------              -----------
                                   Total Current Liabilities               7,549,278       (5,074,101)               2,475,177

Long-Term Debt                                                             1,788,807       (1,788,807)                       0
Obligations Under Capital Leases                                               9,972           (9,972)                       0
Other Liabilities                                                            479,095         (479,095)                       0
                                                                         ------------    -------------              -----------
                                   Total Liabilities                       9,827,152       (7,351,975)               2,475,177
Stockholders' Equity (Deficiency):
   Series A preferred stock - $.001 par value, 1,500,000
      shares authorized, 713,250 shares issued and outstanding                   713                                       713
   Series B Preferred Stock - $.001 par value, 166,667
      shares authorized, issued and outstanding                              500,000                                   500,000
   Series C preferred stock - $.001 par value, 446,150
      shares authorized, 382,500 issued and outstanding                          383             (383)                       0
   Common stock - $.001 par value, 40,000,000 shares
      authorized, 2,988,083 shares issued, 2,607,758 outstanding               2,988                                     2,988
   Additional paid-in capital                                               (649,838)         (50,000)                (699,838)
   Accumulated deficit                                                    (4,253,677)       2,140,777               (2,112,900)
   Cost of common shares in treasury, 380,325  shares                       (166,140)                                 (166,140)
   Less: Receivables for shares sold                                         (50,000)          50,000                        0
                                                                         ------------    -------------              -----------
                                   Total Stockholders' Deficiency         (4,615,571)       2,140,394               (2,475,177)
                                                                         ------------    -------------              -----------
              Total Liabilities and Stockholders' Deficiency             $ 5,211,581     $ (5,211,581)              $        -
                                                                         ============    =============              ===========



See notes to unaudited pro forma consolidated condensed financial statements

ConMat Technologies, Inc. and Subsidiary
Unaudited Pro Forma Condensed Consolidated Statement of Operations Three Months Ended March 31, 2002

                                                                                           Pro Forma
                                                                      Historical         Adjustments               Pro Forma
                                                                    --------------       -------------           -------------

Net Sales to Customers                                               $  1,492,115        $ (1,492,115)             $        -
Cost of Goods Sold                                                      1,531,113          (1,531,113)                      0
                                                                    --------------       -------------           -------------
                            Gross (Loss) Profit                           (38,998)             38,998                       0

Selling, General and Administrative Expenses                            1,031,227          (1,031,227)                      0
Corporate Expenses                                                        205,022            (190,022)                 15,000
                                                                    --------------       -------------           -------------
                        Operating (Loss) Income                        (1,275,247)          1,260,247                 (15,000)

Other Income (Expense):
   Interest expense                                                      (128,762)            128,762                       0
   Legal settlement expense                                               (85,000)                  0                 (85,000)
   Rental income                                                           74,802             (74,802)                      0
                                                                    --------------       -------------           -------------
               (Loss) Income Before Tax Expense                        (1,414,207)          1,314,207                (100,000)

Income Tax Expense                                                                                                          0
                                                                    --------------       -------------           -------------
                              Net (Loss) Income                        (1,414,207)          1,314,207                (100,000)

Dividends on preferred shares                                             (33,877)            (33,877)                (33,877)
                                                                    --------------       -------------           -----------
     Net (loss) available to common shareholders                     $ (1,448,084)       $  1,280,330              $ (133,877)
                                                                    ==============       =============           =============


Net (loss)  per Common Share:
      Basic                                                          $      (0.56)       $       0.49              $    (0.05)
                                                                    ==============       =============           =============

      Diluted                                                        $      (0.56)       $       0.49              $    (0.05)
                                                                    ==============       =============           =============

Weighted average number of common shares outstanding:

      Basic                                                             2,607,758           2,607,758               2,607,758
                                                                    ==============       =============           =============

      Diluted                                                           2,607,758           2,607,758               2,607,758
                                                                    ==============       =============           =============


See notes to unaudited pro forma consolidated condensed financial statements

ConMat Technologies, Inc. and Subsidiary
Unaudited Pro Forma Condensed Consolidated Statement of Operations Year Ended December 31, 2001

                                                                                      Pro Forma
                                                                   Historical        Adjustments                  Pro Forma
                                                                  --------------    --------------             --------------
Net Sales to Customers                                             $ 12,289,424     $ (12,289,424)              $          -
Cost of Goods Sold                                                   10,022,205       (10,022,205)                         0
                                                                  --------------    --------------             --------------
                                       Gross Profit                   2,267,219        (2,267,219)                         0

Selling, General and Administrative Expenses                          3,172,381        (3,172,381)                         0
Corporate Expenses                                                    1,051,042          (991,042)                    60,000
                                                                  --------------    --------------             --------------
                            Operating (Loss) Income                  (1,956,204)        1,896,204                    (60,000)

Other Income (Expense):
   Interest expense                                                    (495,106)          495,106                          0
   Legal settlement                                                  (1,500,000)                                  (1,500,000)
   Rental income                                                        282,748          (282,748)                         0
                                                                  --------------    --------------             --------------
                   (Loss) Income Before Tax Expense                  (3,668,562)        2,108,562                 (1,560,000)

Income Tax (Benefit) Expense                                         (1,155,000)        1,155,000                          0
                                                                  --------------    --------------             --------------
                                  Net (Loss) Income                  (2,513,562)          953,562                 (1,560,000)

Dividends on preferred shares                                          (135,508)         (135,508)                  (135,508)
                                                                  --------------    --------------             --------------
        Net (loss) available to common shareholders                $ (2,649,070)    $     818,054               $ (1,695,508)
                                                                  ==============    ==============             ==============


Net (loss)  per Common Share:
      Basic                                                        $      (1.01)    $        0.31               $      (0.65)
                                                                  ==============    ==============             ==============

      Diluted                                                      $      (1.01)    $        0.31               $      (0.65)
                                                                  ==============    ==============             ==============

Weighted average number of common shares outstanding:

      Basic                                                           2,613,286         2,613,286                  2,613,286
                                                                  ==============    ==============             ==============

      Diluted                                                         2,613,286         2,613,286                  2,613,286
                                                                  ==============    ==============             ==============


See notes to unaudited pro forma consolidated condensed financial statements

ConMat Technologies, Inc. and Subsidiary
Summary of Footnotes to Unaudited Pro Forma Condensed Consolidated Balance Sheet March 31, 2002

                                                          Cash               Assets           Liabilities          Equity
                                                      --------------     --------------     --------------    --------------

Historical Balances as of March 31, 2002               $     28,075        $ 5,183,506        $ 9,827,152       $(4,615,571)

Cash                                                        (28,075)                              (28,075)

Footnote A                                                1,650,000           (212,690)                           1,437,310
                                                         (1,650,000)                           (1,650,000)

Footnote B                                                  230,000            287,000                              217,000
                                                                              (300,000)
                                                           (230,000)          (287,000)          (517,000)


Footnote C                                                2,300,000           (688,423)                           1,611,577
                                                         (2,300,000)                           (2,300,000)

Footnote D                                                2,205,871         (2,205,871)
                                                         (2,205,871)                           (2,205,871)

Footnote E                                                  486,486           (486,486)
                                                           (486,486)                             (486,486)

Footnote F                                                  164,543           (164,543)
                                                           (164,543)                             (164,543)

Deferred Taxes                                                              (1,125,493)                          (1,125,493)

                                                      --------------     --------------     --------------    --------------
Pro Forma Balances as of March 31, 2002                $          -        $         -        $ 2,475,177       $(2,475,177)
                                                      ==============     ==============     ==============    ==============

ConMat Technologies, Inc.
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

a) The company has executed an agreement to sell the water treatment and extrusion product lines of its Polychem Corporation subsidiary to Ecesis LLC - Polychem Division ("Ecesis"). Ecesis is a management owned company employing the former management and staff of Polychem Corporation. The sale of these intangible assets will provide $1.65 million in cash and for the return of 382,500 shares of Series C preferred stock. The sale will result in a pre-tax book gain of approximately $1.4 million. All cash proceeds will be distributed to creditors in accordance with lien security priorities outstanding at the time of collection.

b) The company had arranged to outsource production of all its product lines. As a result the company is negotiating agreements for the sale of its production equipment and molds of certain specialty product lines. At present the company has agreed to sell certain of its equipment for a note of $287,000 payable based on future volumes. The company expects the note to be paid in full within 6 months. The note has been assigned to secured lenders who will receive all proceeds. Additionally the company expects to realize approximately $230,000 from the sale of certain product molds and the auction of its remaining equipment. All proceeds are encumbered by secured lienholders. The basis of the equipment is approximately $300,000 resulting in a pre-tax book gain of $217,000.

c) The company is negotiating the sale of its manufacturing facility. At present the company expects to realize $2.3 million, net of transaction expense. The sale will result in a book gain of approximately $1.6 million. The property is encumbered by a mortgage with an outstanding balance of $1.9 million with accrued interest. Remaining proceeds will be distributed to additional secured parties.

d) Accounts receivable, net of reserves, of $2,205,871 will be systematically collected and distributed in accordance with lien security priorities at the time of collection.

e) Gross inventory along with any other materials purchased by Polychem will be sold to Ecesis separately from the asset purchase agreement. All sales will be at cost. Proceeds will be distributed in accordance with lien security priorities outstanding at the time of collection.

f) Other assets primarily prepaid insurances and taxes and federal and state tax refunds will be collected and distributed in accordance with lien security priorities outstanding at the time of collection. The company expects these liquidations to yield approximately $165,000.

                      SECURITY OWNERSHIP OF MANAGEMENT AND
                             PRINCIPAL SHAREHOLDERS

         The following table sets forth information concerning the beneficial ownership of ConMat's common stock as of ___________, 2002, by each director and ConMat's Chief Executive Officer, all directors and the Chief Executive Officer as a group, and each person known to ConMat to beneficially own 5% or more of its outstanding common stock.

------------------------------------------------- ---------------------------- --------------------------------

              Name and Address of                    Amount and Nature of               Percentage of
                Beneficial Owner                   Beneficial Ownership (1)           Common Stock (1)
                ----------------                   ------------------------           ----------------
------------------------------------------------- ---------------------------- --------------------------------


Kenneth W. Evans, Jr.                                         90,000                          3.01%
Franklin Avenue & Grant Street
Phoenixville, PA 19460
------------------------------------------------- ---------------------------- --------------------------------


Edward F. Sager, Jr.                                         397,492  (2)                    12.48%
Franklin Avenue & Grant Street
Phoenixville, PA 19460
------------------------------------------------- ---------------------------- --------------------------------


John R. Toedtman                                              90,000                          3.01%
Franklin Avenue & Grant Street
Phoenixville, PA 19460
------------------------------------------------- ---------------------------- --------------------------------


Directors and Chief Executive Officer                        577,492  (2)                    18.13%
(3 persons)
------------------------------------------------- ---------------------------- --------------------------------


The Eastwind Group, Inc.                                     638,350  (3)                    19.74%
1525 Locust Street
17th Floor
Philadelphia, PA  19102
------------------------------------------------- ---------------------------- --------------------------------

Ecesis, LLC
Franklin Avenue & Grant Street                               382,500  (4)                    11.35%
Phoenixville, PA  19460
------------------------------------------------- ---------------------------- --------------------------------


The Eastwind Group, Inc.                                     925,000                         31.29%
     Shareholder Trust
c/o Paul A. DeJuliis
Franklin Avenue & Grant Street
Phoenixville, PA  19460
------------------------------------------------- ---------------------------- --------------------------------


Mentor Special Situation Fund, L.P. (7)                      166,667  (5)                     5.28%
P.O. Box 560
Yardley, PA  19067
------------------------------------------------- ---------------------------- --------------------------------


The DAR Group, Inc.                                          240,000                          8.03%
30 Broad Street, 43rd Floor
New York, NY
------------------------------------------------- ---------------------------- --------------------------------

------------------------------------------------- ---------------------------- --------------------------------

              Name and Address of                    Amount and Nature of               Percentage of
                Beneficial Owner                   Beneficial Ownership (1)           Common Stock (1)
                ----------------                   ------------------------           ----------------
------------------------------------------------- ---------------------------- --------------------------------


------------------------------------------------- ---------------------------- --------------------------------
Paul A. DeJuliis                                            348,333   (6)                      11.47%
1110 David Davis Lane
West Chester, PA  19382
------------------------------------------------- ---------------------------- --------------------------------

* Less than 1%

(1) Based upon 2,988,083 shares of common stock issued and outstanding as of April 30, 2001, calculated in accordance with Rule 13d-3 promulgated under the Exchange Act. It also includes shares owned by (i) a spouse, minor children or by relatives sharing the same home, (ii) entities owned or controlled by the named person and (iii) other persons if the named person has the right to acquire such shares within 60 days by the exercise of any right or option. Unless otherwise noted, shares are owned of record and beneficially by the named person.
(2) Includes 22,500 shares issuable upon the exercise of warrants held by Mr. Sager, 166,667 shares issuable upon the exercise of warrants held by Mentor Special Situation Fund, L.P., of which Mr. Sager is a general partner, and 7,500 shares of common stock issuable upon exercise of warrants held by George Stasen, a partner of Mr. Sager.
(3) Consists of shares issuable upon conversion of Series A Convertible Preferred Stock.
(4)      Consists of shares of common stock issuable upon exercise of warrants.
(5) Edward F. Sager, Jr., a director of ConMat, is a general partner of Mentor Special Situation Fund, L.P.
(6)      Includes 50,000 Shares issuable upon the exercise of options.

                            OTHER SHAREHOLDER MATTERS

  Shareholder Proposals and Nominations of Directors for ConMat's Shareholders
                       Next Annual Meeting of Shareholders

         Any shareholder who intends to present a proposal for consideration at ConMat's next annual meeting of shareholders intended to occur on or about August 27, 2002 must, submit his or her proposal to ConMat on or before June 14, 2002 in order to have ConMat consider the inclusion of such proposal in ConMat's Proxy Statement and form of proxy relating to such annual meeting. Reference is made to Rule 14a-8 under the Securities Exchange Act for information concerning the content and form of such proposal and the manner in which such proposal must be made.

         Nominations for election to the Board of Directors at ConMat's next annual meeting may be made only in writing by a shareholder entitled to vote at such annual meeting and must be addressed to the Corporate Secretary, ConMat Technologies, Inc., Franklin Avenue and Grant Street, Phoenixville, PA 19460 who will forward such information to the Board of Directors. Nominations must be received by the Secretary on or before June 15, 2003, and must be accompanied by the written consent of the nominee. Nominations should also be accompanied by a description of the nominee's business or professional background and otherwise contain the information required by Schedule 14A of the Securities Exchange Act.

                                  OTHER MATTERS

                             Revocability of Proxies

         Any Proxy solicited hereby by the person giving it at any time before it has been exercised at the Special Meeting may be revoked by giving notice of revocation to the Secretary of ConMat in writing, submitting a later-dated Proxy or by voting the shares in person at the Special Meeting. Holders whose shares are in street name should consult with their brokers concerning procedures for revocation. Subject to such revocation, all shares represented by a properly executed Proxy will be voted as directed by the holder on the Proxy card. If no choice is specified, proxies will be voted FOR each of Proposals I and II.

                               Solicitation Costs

         ConMat will pay the cost of preparing and mailing this Proxy statement and other costs of the Proxy solicitation. Certain of ConMat's officers and employees may solicit the submission of proxies authorizing the voting of shares in accordance with the Board of Directors' recommendations, but no additional reimbursement will be paid by ConMat or ConMat for the solicitation of those proxies. Such solicitation may by made by personal interview, telephone, and telegram. Arrangements have also been made with brokerage firms and others for the forwarding of Proxy solicitation materials to the beneficial owners of Common Stock, and ConMat will reimburse them for reasonable out-of-pocket expenses incurred in connection therewith.

                                     Experts

         The consolidated financial statements of ConMat as of December 31, 2001 and 2000 and for each of the two years in the period ended December 31, 2001 included in this document have been so included in reliance on the reports of Cogen Sklar LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

         Representatives of Cogen Sklar LLP are not expected to be present at the special meeting.

                                 Other Business

         The Board of Directors does not know of any matters other than those described in this Proxy Statement that will be presented for action at the Special Meeting. If other matters are presented, it is the intention of the persons named as proxies in the accompanying Proxy Card to vote in their discretion all shares represented by validly executed proxies.

                       Where You Can Find More Information

         ConMat files annual, quarterly and special reports, proxy statements and other information with the Securities and Exchange Commission ("SEC"). You may read and copy any reports, statements or other information that ConMat files with the SEC at the SEC's public reference rooms at the following locations:


Public Reference Room               Chicago Regional Office
450 Fifth Street, N.W.              Citicorp Center
Room 1024                           500 West Madison Street, Suite 1400
Washington, DC 20549                Chicago, IL 60661-2511

         Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. These SEC filings are also available to the public from commercial document retrieval services and at the Internet world wide web site maintained by the SEC at "http://www.sec.gov."

                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

          The following documents filed by ConMat with the Securities and Exchange Commission pursuant to the Securities Exchange Act are hereby incorporated by reference in this proxy statement/prospectus:

         o Annual Report on Form 10-K for the fiscal year ended December 31, 2001 (File No. 000-30166); and

         o Quarterly Report on Form 10-Q for the quarter ended March 31, 2002 (File No. 000-30166).

          Each document filed by ConMat pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of this proxy statement and prior to the date of the special meeting shall be deemed to be incorporated by reference in this proxy statement and to be a part of this proxy statement from the date of filing of such document. Any statement contained in this proxy statement or in a document incorporated or deemed to be incorporated by reference in this proxy statement shall be deemed to be modified or superseded for purposes of the Registration Statement and this proxy statement to the extent that a statement contained in this proxy statement or in any subsequently filed document that also is or is deemed to be incorporated by reference in this proxy statement modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this proxy statement.

          This proxy statement incorporates documents by reference which are not included in or delivered with this document. Copies of the incorporated documents (other than exhibits to such documents, unless such exhibits are specifically incorporated by reference therein) will be furnished upon written or oral request without charge to each person to whom this proxy statement/prospectus is delivered. Requests should be made by _______ 2002 and should be directed to ConMat Technologies, Inc. Franklin Avenue and Grant Street, Phoenixville, PA 19460, or you may telephone (610) 935-0225.



                                            By Order of the Board of Directors

                                            /s/ Edward F. Sager, Jr.

                                            Edward F. Sager, Jr.
                                            President

INDEX TO FINANCIAL STATEMENTS

                                                                                                    Page
                                                                                                    ----
Audited Annual Financial Information
         Report of Independent Auditors..............................................................F-1
         Consolidated Balance Sheet as of December
             31, 2001 and 2000.......................................................................F-2
         Consolidated Statement of Operations for the
             Years ended December 31, 2001 and 2000..................................................F-3
         Consolidated Statement of Changes in Stockholders Equity
             for the Years ended December 31, 2001 and 2000..........................................F-4
         Consolidated Statement of Cash Flows for the Years
             ended December 31, 2001 and 2000........................................................F-6
         Notes to Consolidated Financial Statements..................................................F-7

Unaudited Interim Financial Information
         Consolidated Balance Sheet as of March 31, 2002............................................F-21
         Consolidated Statement of Operations for the
             Three Months ended March 31, 2002 and March 31, 2000...................................F-22
         Consolidated Statement of Cash Flows for the
             Three Months ended March 31, 2002 and March 31, 2000...................................F-23
         Notes to Consolidated Financial Statements.................................................F-24


Audited Annual Financial Information
------------------------------------


               Report of Independent Certified Public Accountants


Board of Directors
ConMat Technologies, Inc.


We have audited the accompanying consolidated balance sheets of ConMat Technologies, Inc. and Subsidiary as of December 31, 2001 and 2000 and the related consolidated statements of operations, stockholders' equity (deficit) and cash flows for the years then ended. The consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of ConMat Technologies, Inc. and Subsidiary as of December 31, 2001 and 2000 and the results of their operations and cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 4 to the financial statements, the Company was informed by its primary lender that it was no longer willing to provide working capital financing to support the Company's operations. This coupled with the Company's significant operating losses raise substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.



                                                          COGEN SKLAR LLP

Bala Cynwyd, Pennsylvania
May 10, 2002

ConMat Technologies, Inc. and Subsidiary
Consolidated Balance Sheets

                                                                        December 31       December 31
                               ASSETS                                      2001              2000
                                                                       ------------      ------------
Current Assets:
   Cash and cash equivalents                                            $    84,315      $   153,038
   Accounts receivable - net                                              4,512,093        4,744,077
   Inventories                                                            1,048,607        1,478,185
   Prepaid expenses                                                         142,415          269,178
                                                                        -----------      -----------
                                                 Total Current Assets     5,787,430        6,644,478
Property, Plant & Equipment - net                                                 -        1,227,409
Property, Plant & Equipment - held for sale                               1,046,978                -
Deferred Income Taxes                                                     1,125,493           78,493
Other Assets                                                                216,285          270,858
                                                                        -----------      -----------
                                                         Total Assets   $ 8,176,186      $ 8,221,238
                                                                        ===========      ===========

                LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
   Line of credit                                                       $ 2,818,893      $ 2,469,031
   Current portion of long-term debt                                      1,020,846          789,338
   Current portion of capital lease obligations                              28,229           64,743
   Accounts payable                                                       3,227,633        2,711,097
   Legal settlement payable                                               1,500,000                -
   Accrued expenses                                                         492,490          551,219
                                                                        -----------      -----------
                                            Total Current Liabilities     9,088,091        6,585,428

Long-Term Debt                                                            1,796,106        2,149,064
Obligations Under Capital Leases                                             14,259           33,818
Other Liabilities                                                           479,095          168,969
                                                                        -----------      -----------
                                                    Total Liabilities    11,377,551        8,937,279

Stockholders' Equity (Deficiency):
   Series A preferred stock - $.001 par value, 1,500,000
      shares authorized, 713,250 shares issued and outstanding                  713              713
   Series B Preferred Stock - $.001 par value, 166,667
      shares authorized, issued and outstanding                             500,000          500,000
   Series C preferred stock - $.001 par value, 446,150
      shares authorized,  382,500 issued and outstanding                        383              383
   Common stock - $.001 par value, 40,000,000 shares
      authorized, 2,988,083 and 2,963,083 shares issued,
      2,607,758 and 2,742,258 outstanding                                     2,988            2,963
   Additional paid-in capital                                              (649,838)         195,687
   Accumulated deficit                                                   (2,839,471)        (300,949)
   Cost of common shares in treasury - 380,325 and 220,825 shares          (166,140)         (96,838)
   Less: Receivables for shares sold                                        (50,000)        (900,000)
              Receivable relating to Eastwind claim                               -         (118,000)
                                                                        -----------      -----------
                                       Total Stockholders' Deficiency    (3,201,365)        (716,041)
                                                                        -----------      -----------
                       Total Liabilities and Stockholders' Deficiency   $ 8,176,186      $ 8,221,238
                                                                        ===========      ===========


The accompanying notes are an integral part of these consolidated financial statements

ConMat Technologies, Inc. and Subsidiary
Consolidated Statements of Operations

                                                                               Year Ended December 31
                                                                                 2001             2000
                                                                            -------------     ------------
Net Sales to Customers                                                      $ 12,289,424      $ 13,695,058
Cost of Goods Sold                                                            10,022,205        10,493,578
                                                                            ------------      ------------
                                                            Gross Profit       2,267,219         3,201,480

Selling, General and Administrative Expenses                                   3,172,381         2,380,637
Corporate Expenses                                                             1,051,042           510,059
                                                                            ------------      ------------
                                                 Operating (Loss) Income      (1,956,204)          310,784

Other Income (Expense):
   Interest expense                                                             (495,106)         (526,462)
   Legal settlement                                                           (1,500,000)                -
   Rental income                                                                 282,748           247,096
                                                                            ------------      ------------
                              (Loss) Income Before Tax (Benefit) Expense      (3,668,562)           31,418

Income Tax (Benefit) Expense                                                  (1,155,000)           27,200
                                                                            ------------      ------------
                                                       Net (Loss) Income      (2,513,562)            4,218

Dividends on preferred shares
                                                                                (135,508)          (87,754)
                                                                            ------------      ------------
                             Net (loss) available to common shareholders    $ (2,649,070)     $    (83,536)
                                                                            ============      ============


Net loss per Common Share:
      Basic                                                                 $      (1.01)     $      (0.04)
                                                                            ============      ============
      Diluted                                                               $      (1.01)     $      (0.04)
                                                                            ============      ============

Weighted average number of common shares outstanding:

      Basic                                                                    2,613,286         2,365,371
                                                                            ============      ============
      Diluted                                                                  2,613,286         2,365,371
                                                                            ============      ============






The accompanying notes are an integral part of these consolidated financial statements

ConMat Technologies, Inc. and Subsidiary
Consolidated Statements of Changes in Stockholders' Equity (Deficiency) Years Ended December 31, 2001 and 2000

                                              Common stock            Series A preferred stock   Series B preferred stock
                                        --------------------------  ---------------------------  --------------------------
                                          Shares        Amount        Shares         Amount        Shares        Amount
                                        ------------  ------------  ------------  -------------  ------------  ------------
Balance, December 31, 1999                2,250,000       $ 2,250     1,073,333        $ 1,073       166,667      $500,000
Conversion of common shares
   and series A preferred shares
   for series C preferred shares            (75,000)          (75)     (285,000)          (285)
Conversion of series A preferred
   shares into common shares                313,000           313
Conversion of series A preferred
   shares into common shares                 75,083            75      (75,083)            (75)
Issuance of common shares
   in exchange for note                     400,000           400
                                        ------------  ------------  ------------  -------------  ------------  ------------
Balance, December 31, 2000                2,963,083         2,963      713,250             713       166,667       500,000
Issuance of common shares                    25,000            25
                                        ------------  ------------  ------------  -------------  ------------  ------------
Balance, December 31, 2001                2,988,083       $ 2,988       713,250         $  713       166,667      $500,000
                                        ============  ============  ============  =============  ============  ============

                                                                          Cost of common
                                         Series C preferred stock       shares in treasury
                                        --------------------------  ---------------------------
                                          Shares        Amount        Shares         Amount
                                        ------------  ------------  ------------  -------------
Balance, December 31, 1999                        -        $    -             -   $          -

Conversion of common shares
   and series A preferred shares
   for series C preferred shares            382,500           383
Purchase of treasury shares                                             220,825        (96,838)
                                        ------------  ------------  ------------  -------------
Balance, December 31, 2000                  382,500           383       220,825        (96,838)
Purchase of treasury shares                                             159,500        (69,302)
                                        ------------  ------------  ------------  -------------
Balance, December 31, 2001                  382,500        $  383       380,325    $  (166,140)
                                        ============  ============  ============  =============







The accompanying notes are an integral part of these consolidated financial statements

ConMat Technologies, Inc. and Subsidiary
Consolidated Statements of Changes in Stockholders' Equity (Deficiency) - Continued
Years Ended December 31, 2001 and 2000



                                                                         Notes       Receivable       Total
                                         Additional     Accumulated    receivable    relating to   stockholders'
                                          paid-in        earnings      for shares     Eastwind        equity
                                        capital, net     (deficit)        sold          claim      (deficiency)
                                        ------------   ------------   -----------    -----------   -------------
Balance, December 31, 1999              $   (666,986)  $   (305,167)  $   (50,000)   $         -   $    (518,830)
Conversion of common shares
   and series A preferred shares
   for series C preferred shares                 (23)
Conversion of series A preferred
   shares into common shares                    (313)
Sale of common stock                         297,500                     (250,000)                        47,500
Purchase of treasury shares                                                                              (96,838)
Expenses associated with
   equity transactions                       (34,091)                                                    (34,091)
Issuance of common shares
   in exchange for note                      599,600                     (600,000)
Eastwind claim receivable                                                               (118,000)       (118,000)
Net income                                                    4,218                                        4,218
                                        ------------   ------------   -----------    -----------   -------------
Balance, December 31, 2000                   195,687       (300,949)     (900,000)      (118,000)       (716,041)

Issuance of common shares                      9,475                                                       9,500
Net loss                                                 (2,513,562)                                  (2,513,562)
Expenses associated with
   equity transactions                        (5,000)                                                     (5,000)
Payment of series C preferred
   dividends                                                (24,960)                                     (24,960)
Write-off of note receivable for shares
   sold                                     (850,000)                     850,000
Reversal of Eastwind claim receivable                                                    118,000         118,000
Purchase of treasury shares                                                                              (69,302)
                                        ------------   ------------   -----------    -----------   -------------
Balance, December 31, 2001              $   (649,838)  $ (2,839,471)  $   (50,000)   $         -   $  (3,201,365)
                                        ============   ============   ===========    ===========   =============




The accompanying notes are an integral part of these consolidated financial statements

ConMat Technologies, Inc. and Subsidiary
Consolidated Statements of Cash Flows

                                                                    Year Ended December 31
                                                                  --------------------------
                                                                      2001            2000
                                                                  -----------      ---------
Cash Flows from Operating Activities:
   Net (loss) income                                              $(2,513,562)     $   4,218
   Adjustments to reconcile to net cash provided by (used in)
     operating activities:
         Depreciation and amortization                                269,983        263,116
         Provision for bad debt expense                               335,839              -
         Legal settlement expense                                   1,500,000              -
         Receivable relating to Eastwind claim                        118,000       (118,000)
         Provision for pension expense                                302,860              -
         Income tax benefit                                        (1,155,000)             -
   Changes in assets and liabilities:
      (Increase) decrease in assets
         Accounts receivable                                         (103,855)      (174,651)
         Inventories                                                  429,578       (203,138)
         Prepaid expenses                                             133,888       (210,837)
         Other assets                                                 (27,315)       (59,013)
      Increase (decrease) in liabilities
         Accounts payable                                             516,535        988,734
         Accrued expenses                                              66,537         95,506
                                                                  -----------      ---------
           Net Cash (Used In) Provided By Operating Activities       (126,512)       585,935

Cash Flows from Investing Activities:
   Purchase of property and equipment                                  (5,289)      (403,397)
   Patent costs                                                             -        (43,821)
                                                                  -----------      ---------
                         Net Cash Used In Investing Activities         (5,289)      (447,218)

Cash Flows from Financing Activities:
   Net borrowings under lines of credit                               349,862        341,403
   Repayments of term notes                                          (121,450)      (282,011)
   Repayments of capital lease obligations                            (56,073)       (83,526)
   Purchases of treasury stock                                        (69,302)       (96,838)
   Proceeds from sale of common stock                                       -         47,500
   Offering costs associated with equity transactions                       -        (34,091)
   Payments of Series B preferred dividends                           (10,000)             -
   Payments of Series C preferred dividends                           (24,959)             -
   Proceeds from capital lease obligations                                            20,292
   Recapitalization costs                                              (5,000)
                                                                  -----------      ---------
           Net Cash Provided By (Used In) Financing Activities         63,078        (87,271)

            Net (Decrease) Increase in Cash & Cash Equivalents        (68,723)        51,446

Cash and Cash Equivalents at Beginning of Period                      153,038        101,592
                                                                  -----------      ---------
Cash and Cash Equivalents at End of Period                        $    84,315      $ 153,038
                                                                  ===========      =========

Supplemental Cash Flow Information:
   Cash paid for interest                                         $   495,106      $ 520,862
                                                                  ===========      =========
   Cash paid for taxes                                            $         -      $  40,000
                                                                  ===========      =========



              The accompanying notes are an integral part of these
                        consolidated financial statements

                    ConMat Technologies, Inc. and Subsidiary
                   Notes to Consolidated Financial Statements
              For the fiscal years ended December 31, 2001 and 2000


NOTE 1 - NATURE OF BUSINESS

ConMat Technologies, Inc. (ConMat or the Company), organized under the laws of the State of Florida, is engaged in the development and manufacture of proprietary custom engineered plastics and composite products for industrial end users with a special emphasis on the wastewater treatment marketplace. ConMat conducts its operations through its wholly owned subsidiary, the Polychem Corporation (Polychem), located in Phoenixville, Pennsylvania. Polychem manufactures and sells clarifier components for wastewater treatment applications and other plastic-molded products, including buckets, sprockets and bearings. Subsequent to December 31, 2001, Polychem entered into an agreement to outsource all of its manufacturing operations. The wastewater treatment market is global in nature, and Polychem presently sells products internationally in Western Europe, the Middle East, Asia and South America, as well as in the United States.

NOTE 2 - BASIS OF PRESENTATION

The consolidated financial statements include the accounts of ConMat and its wholly owned subsidiary, Polychem. Certain reclassifications to prior year amounts, none of which effect the net income, have been made to conform to the current year presentation.

On December 8, 1998, ConMat, a non-operating public company with 1,000,000 common shares outstanding and immaterial net assets, acquired 100% of the outstanding common stock of Polychem from The Eastwind Group, Inc. (Eastwind) (the Acquisition). The Acquisition resulted in the owners and management of Polychem having effective operating control of the combined entity.

Under generally accepted accounting principles, the Acquisition is considered to be a capital transaction in substance, rather than a business combination. That is, the Acquisition is equivalent to the issuance of stock by Polychem for the net monetary assets of ConMat, accompanied by a recapitalization, and is accounted for as a change in capital structure. Accordingly, the accounting for the Acquisition is identical to that resulting from a reverse acquisition, except that no goodwill is recorded. Under reverse takeover accounting, the post reverse-acquisition comparative historical financial statements of the "legal acquirer" (ConMat), are those of the "legal acquiree" (Polychem) (i.e. the accounting acquirer).


NOTE 3 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Comprehensive Income

The company adopted Statement of Financial Accounting Standard (SFAS No. 130, "Reporting Comprehensive Income") beginning January 4, 1998. Comprehensive income is a more inclusive financial reporting methodology that includes disclosure of certain financial information that historically has not been recognized in the calculation of net income (loss). Since the company had no items of other comprehensive income (loss), no separate statement of comprehensive income (loss) has been presented.

                    ConMat Technologies, Inc. and Subsidiary
                   Notes to Consolidated Financial Statements
              For the fiscal years ended December 31, 2001 and 2000

Cash and Cash Equivalents

The Company's cash management system provides for the short-term investment of cash and the transfer or deposit of sufficient funds to cover checks as they are submitted for payment. The Company considers all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents.

Concentration of Credit Risk Involving Cash

At December 31, 2001, the Company has no deposits with major financial institutions that exceed Federal Depository Insurance limits.

Inventories

Inventories consist of raw materials, work-in-process, and finished goods. Work-in-process and finished goods include raw materials, direct labor, and a portion of manufacturing overhead. The Company's inventory is stated at the lower of cost or market, with cost determined by the first-in, first-out (FIFO) method.


Revenue Recognition

The Company recognizes operating revenue when title and risk of loss pass to customers in accordance with Staff Accounting Bulletin No. 101, "Revenue Recognition," issued by the Securities and Exchange Commission.

Property, Plant and Equipment

Property, plant and equipment are stated at cost less accumulated depreciation. Depreciation is recorded using the straight-line and accelerated depreciation methods over the estimated useful lives of the assets. Leasehold improvements are amortized over the term of the lease or estimated useful life, whichever is shorter. Property, Plant & Equipment has been classified as "held for sale" as of December 31, 2001. See Note 4 and Note 7 for further discussion.

Research and Development Costs

The Company expenses research and development costs as incurred. Research and development costs were approximately $226,000 for the year ended December 31, 2001 and $225,000 for the year ended December 31, 2000.

Income Taxes

The Company accounts for its income taxes under the liability method specified by Statement of Financial Accounting Standards (SFAS) No. 109, Accounting for Income Taxes. Deferred tax assets and liabilities are determined based on the difference between the financial statement and tax bases of assets and liabilities as measured by the enacted tax rates which will be in effect when these differences reverse. Deferred tax expense is the result of changes in deferred tax assets and liabilities.

Shipping Costs

In September 2000, the Emerging Issues Task Force reached a consensus on Issue 00-10, "Accounting for Shipping and Handling Fees and Costs" (Issue 00-10). Issue 00-10 requires that all amounts billed to customers related to shipping and handling should be classified as revenues. In addition, Issue 00-10 specifies that the classification of shipping and handling cost is an accounting policy decision that should be disclosed pursuant to APB #22, "Disclosure of Accounting Policies". The Company's product costs includes amounts for shipping and handling, therefore, it charges its customers shipping and handling fees at the time the products are shipped or when services are performed. The cost of shipping products to the customer is recognized at the time the products are shipped to the customer and is included in Cost of Goods Sold.

                    ConMat Technologies, Inc. and Subsidiary
                   Notes to Consolidated Financial Statements
              For the fiscal years ended December 31, 2001 and 2000

Recent Accounting Pronouncements

In October 2001, the Financial Accounting Standards Board issued SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" ("Statement 144"), effective in fiscal years beginning after December 15, 2001, with early adoption permitted, and in general are to be applied prospectively. Statement 144 establishes a single accounting model for the impairment or disposal of long-lived assets, including discontinued operations. Statement 144 superseded Statement No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of," and APB Opinion No. 30, "Reporting the Results of Operations - Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions." The Company expects that the provisions of Statement 144 will not have a material impact on its results of operations and financial position upon adoption.

The following recently issued accounting pronouncements are currently not applicable to the Company.

In July 2001, the Financial Accounting Standards Board issued SFAS No. 141, "Business Combinations" ("Statement 141"), effective for all business combinations initiated after June 30, 2001. Statement 141 requires all business combinations to be accounted for under the purchase method. Statement 141 supersedes APB Opinion No. 16, "Business Combinations," and Statement No. 38, "Accounting for Preacquisition Contingencies of Purchased Enterprises."

In July 2001, the Financial Accounting Standards Board issued SFAS No. 142, "Goodwill and Other Intangible Assets" ("Statement 142"), effective October 1, 2001. Statement 142 addresses the financial accounting and reporting for acquired goodwill and other intangible assets. Under the new rules, the Company is no longer required to amortize goodwill and other intangible assets with indefinite lives, but will be subject to periodic testing for impairment. Statement 142 supersedes APB No. 17, "Intangible Assets."

In August 2001, the Financial Accounting Standards Board issued SFAS No. 143, "Accounting for Obligations Associated With the Retirement of Long-Lived Assets" ("Statement 143"), effective in fiscal years beginning after June 15, 2002, with early adoption permitted. Statement 143 establishes accounting standards for the recognition and measurement of an asset retirement obligation and its associated asset retirement cost. It also provides accounting guidance for legal obligations associated with the retirement of tangible long-lived assets.

Earnings (Loss) Per Share

The Company reports earnings per share in accordance with the provisions of SFAS No. 128, Earnings Per Share. SFAS No. 128 requires presentation of basic and diluted earnings per share in conjunction with the disclosure of the methodology used in computing such earnings per share. Basic earnings per share excludes dilution and is computed by dividing income available to common stockholders by the weighted average common shares outstanding during the period. Diluted earnings per share takes into account the potential dilution that could occur if securities or other contracts to issue common stock were exercised and converted into common stock.

The following are the basic and diluted earnings per share (EPS) computations for the periods presented:

                    ConMat Technologies, Inc. and Subsidiary
                   Notes to Consolidated Financial Statements
              For the fiscal years ended December 31, 2001 and 2000




                                                                          Year Ended December 31
                                                               ------------------------------------------
                                                                     2001                     2000
                                                               -----------------        -----------------
Earnings per Share - Basic:
   Net income                                                      $(2,513,562)              $     4,218
   Dividends on preferred shares                                      (135,508)                  (87,754)
                                                               -----------------        -----------------
   Net (loss) income available to common shareholders              $(2,649,070)              $   (83,536)
                                                               =================        =================

   Weighted average shares outstanding                                2,613,286                2,365,371
                                                               =================        =================

                            Basic (Loss) Earnings Per Share        $      (1.01)             $     (0.04)
                                                               =================        =================

Earnings per Share - Diluted:
   Net (loss) income available to common shareholders              $ (2,649,070)             $   (83,536)
   Dividends on preferred shares
                                                                              -                        -
   Income on common shares after
                                                               -----------------        -----------------
      assumed conversions                                          $ (2,649,070)             $   (83,536)
                                                               =================        =================

   Weighted average shares outstanding                                2,613,286                2,365,371
   Dilutive effect of preferred stock
                                                                              -                        -
   Dilutive effect of stock options and warrants
                                                                              -                        -
                                                               -----------------        -----------------
      Diluted average shares outstanding                              2,613,286                2,365,371
                                                               =================        =================

                          Diluted (Loss) Earnings Per Share        $      (1.01)             $     (0.04)
                                                               =================        =================


Series A preferred stock, convertible into 798,875 shares of common stock was outstanding during the fiscal years ended December 31, 2001 and 2000. Common stock warrants associated with the Series B and Series C preferred stock providing for the purchase of 579,167 and 196,667 common shares were outstanding at December 31, 2001 and 2000, respectively. The exercise price of the warrants is $3.00 per warrant. The Company had stock options for the purchase of 375,000 common shares outstanding at December 31, 2001 and 2000. The Series A preferred stock, preferred stock warrants and the stock options were excluded from the computation of diluted earnings per share for the year ended December 31, 2001 and 2000, since these securities were antidilutive as a result of the Company's loss available to common shareholders.


NOTE 4 - MANAGEMENT'S PLAN

As shown in the accompanying financial statements, the Company incurred a net loss of ($2,514,000) during the year ended December 31, 2001, and as of that date, the Company's current liabilities exceeded its current assets by $3,301,000 and its total liabilities exceeded its total assets by $3,201,000. Those factors, as well as the inability of the Company to either restructure or replace its financing (as discussed in Note 9), create an uncertainty about the Company's ability to continue as a going concern. Management of the Company has developed a plan that includes outsourcing the manufacturing of its product lines to a supplier as well as plans to reduce its liabilities through the sale of all of Polychem's assets. The ability of the Company to continue as a going concern is dependent on acceptance of the plan by the Company's stockholders. The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

Polychem has agreed to outsource the manufacturing of its product lines to Ensinger Vekton, Inc. and Putnam Precision Molding, Inc. (collectively, "Supplier"), pursuant to a Supply and Equipment Purchase Agreement, dated March 20, 2002. Under the terms of the agreement, Polychem has agreed to purchase a minimum of $2.5 million of products from Supplier each year and to sell to Supplier the equipment Polychem formerly used to manufacture its products.

                    ConMat Technologies, Inc. and Subsidiary
                   Notes to Consolidated Financial Statements
              For the fiscal years ended December 31, 2001 and 2000

On March 20, 2002, ConMat entered into a License and Asset Purchase Agreement (the "License and Asset Purchase Agreement") with Polychem and Ecesis LLC ("Ecesis") which provides for the sale of Polychem's specialty and water treatment product lines to Ecesis (the "Sale"). The Sale is subject to the approval of ConMat's shareholders. The contemplated purchase price will be $1,600,000, which has been supported by an appraisal of the business by an independent third party.

ConMat anticipates holding a special meeting of its shareholders in the near future at which its shareholders will vote whether to approval the Sale and a Plan of Liquidation for the remaining assets of Polychem (the "Liquidation"). ConMat believes that its shareholders will approve the Sale and the Liquidation. Ecesis is a Delaware limited liability company which was formed to purchase Polychem's specialty and water treatment lines. Two of ConMat's and Polychem's former directors and officers, Paul A. DeJuliis and Richard R. Schutte, are members of Ecesis. Messrs. DeJuliis and Schutte resigned as directors and officers of ConMat and Polychem on March 13, 2002.

Pending the approval of the Sale by ConMat's shareholders, pursuant to the License and Asset Purchase Agreement, Polychem has licensed its specialty and water treatment product lines to Ecesis in exchange for royalties based on sales. In the event that the Sale is not approved by ConMat's shareholders, the license will terminate and Polychem will resume developing and marketing its product lines.

If ConMat's shareholders approve the Sale and Liquidation, ConMat will have no assets (other than cash, if any, remaining after satisfaction of its and Polychem's liabilities). In such event, the Board of Directors of ConMat will seek to acquire an interest in one or more suitable operating businesses, which may include assets or shares of another entity to be acquired by ConMat directly or through a subsidiary, that the Board of Directors believes will be profitable to ConMat and its shareholders. In the event the Sale and Liquidation is not approved by ConMat's shareholders, the license to Ecesis shall terminate and ConMat shall resume operation of Polychem.


NOTE 5 - ACCOUNTS RECEIVABLE

                                                                        Year Ended December 31
                                                               ------------------------------------------
                                                                     2001                     2000
                                                               -----------------        -----------------

Accounts receivable                                                 $ 3,947,058              $ 4,239,826
Retainage receivables                                                   960,874                  564,251
Allowance for doubtful accounts                                        (395,839)                 (60,000)
                                                               -----------------        -----------------
                                                                    $ 4,512,093              $ 4,744,077
                                                               =================        =================


The Company sells clarifier components to general contractors for use in building and maintaining wastewater treatment facilities operated by government municipalities. Sales of these components under contracts generally require retainage provisions, which become due upon completion of the entire contract.


NOTE 6 - INVENTORIES

                                                                        Year Ended December 31
                                                               ------------------------------------------
                                                                     2001                     2000
                                                               -----------------        -----------------

Raw Materials                                                       $   329,103              $   581,554
Work-in-process                                                         427,940                  630,314
Finished goods                                                          291,564                  266,317
                                                               -----------------        -----------------
                                                                    $ 1,048,607              $ 1,478,185
                                                               =================        =================


                    ConMat Technologies, Inc. and Subsidiary
                   Notes to Consolidated Financial Statements
              For the fiscal years ended December 31, 2001 and 2000

NOTE 7 - PROPERTY, PLANT AND EQUIPMENT

                                                                               Year Ended December 31
                                                 Estimated            ------------------------------------------
                                               Useful Lives                 2001                     2000
                                            --------------------      -----------------        -----------------

Land                                                                       $    56,000              $    56,000
Buildings and equipment                        10 - 15 years                 1,058,325                  968,826
Machinery and equipment                         3 - 7 years                  1,091,397                  938,283
Construction in progress                                                       109,592                  346,917
                                                                      -----------------        -----------------
                                                                      -----------------        -----------------
                                                                             2,315,314                2,310,026
   Less accumulated depreciation                                            (1,268,336)              (1,082,617)
                                                                      -----------------        -----------------
                                                                      -----------------        -----------------
                                                                           $ 1,046,978              $ 1,227,409
                                                                      =================        =================


Pursuant to the discussion in "Note 4 - Management's Plan" for the Polychem operations, the Property, Plant & Equipment amounts as of December 31, 2001 have been identified as "Held for Sale". Management estimates that the fair value less costs to sell will be in excess of the carrying value of the assets.

Depreciation expense was $185,720 and $166,444 for the fiscal years ended December 31, 2001 and 2000, respectively.

Machinery and equipment as of December 31, 2001 and 2000, includes $529,380 and $514,569, respectively, of equipment under capital leases, with accumulated depreciation of $427,547 and $344,976, respectively.


NOTE 8 - OTHER ASSETS

                                                                        Year Ended December 31
                                                               ------------------------------------------
                                                                     2001                     2000
                                                               -----------------        -----------------

Deferred financing, net                                               $  71,131                $ 145,794
Patents, net                                                            145,154                  125,064
                                                               -----------------        -----------------
                                                                      $ 216,285                $ 270,858
                                                               =================        =================


NOTE 9 - LINE OF CREDIT AND LONG-TERM DEBT

On September 30, 1998, Polychem entered into a three year loan and security agreement (the Agreement) with a commercial lender which provided to Polychem a revolving credit line up to $3,500,000 based upon eligible accounts receivable and inventory, as defined. On August 25, 1999, the revolving credit line was increased to $5,000,000. The revolving credit line bears interest at the index rate, based on the rate for 30-day dealer paper, plus 8.75% (10.77% at December 31, 2001). The Agreement also provided for a term loan for $1,500,000, secured by equipment, with interest at the index rate plus 10.5% (12.52% at December 31, 2001). As of December 31, 2001 the outstanding balance on the revolving line of credit was $2,818,893. The Agreement expired on September 30, 2001 as a result of the unwillingness by GE Capital Corporation, the lender, to provide continued working capital financing to Polychem to support its operations. Management does not anticipate that Polychem will be able to obtain sufficient capital financing on reasonable terms from another lender to replace the GE Capital financing. The Company has been granted an interim extension of the previous credit facility by the lender, through May 31, 2002. The extension has imposed some additional financial restrictions and limitations on the Company generally in the form of additional reserves against maximum borrowing amount.

On August 25, 1999, Polychem received proceeds of $1,880,000 pursuant to a 10-year mortgage loan containing a 25 year amortization schedule and a balloon payment due September 1, 2009, secured by Polychem's land and

                    ConMat Technologies, Inc. and Subsidiary
                   Notes to Consolidated Financial Statements
              For the fiscal years ended December 31, 2001 and 2000

building in Phoenixville, Pennsylvania. The mortgage loan bears interest at 8.5% for the first five years and is adjusted to 3.5% above the 5-year U.S. Treasury Note Yield Rate at the end of the first five years. Polychem used $813,000 of the mortgage proceeds to reduce the term loan and $996,000 to reduce the revolving credit line.

Subsequent to December 31, 2001, Polychem was in default of the provisions of the term note payable to the Budd Company. An agreement between the two parties provides for various payments of principal and interest to be made during the period of January 1, 2002 through December 31, 2002.

At December 31, 2001, there was approximately $54,000 available for advances under the revolving line of credit.

                                                                               Year Ended December 31
                                                                      -----------------------------------------
                                                                           2001                     2000
                                                                      ----------------         ----------------
Polychem term note payable to the Budd Company, interest
at 8%, principle payable in various installments during
Calendar year 2002.                                                       $   813,148              $   813,148

Polychem note payable, interest at index rate plus 10.5% at
December 31, 2001 (12.52%) plus 6.5% at December 31,
2000 (13.15%) in monthly installments of $8,000 plus interest,
with remaining balance to be paid during calendar year 2002.                  180,000                  276,000

Polychem 10-year mortgage note payable, interest at 8.5% for the first five years, thereafter, 3.5% above the 5-year
Treasury Note yield at August 25, 2004, monthly payments based upon a 25-year amortization schedule with a balloon Payment due
September, 2009 of outstanding principal and Interest                       1,823,804                1,849,254
                                                                      ----------------         ----------------
                                                                            2,816,952                2,938,402
Less current portion                                                      (1,020,846)                 (789,338)
                                                                      ----------------         ----------------
                                                                          $ 1,796,106              $ 2,149,064
                                                                      ================         ================


Maturities on these obligations at December 31, 2001 are as follows:

                                2002                           $ 1,020,846
                                2003                                30,147
                                2004                                32,811
                                2005                                35,712
                                2006                                38,868
                                Thereafter                       1,658,568
                                                           ----------------
                                                               $ 2,816,952
                                                           ================

The carrying amounts of the Company's long-term debt approximate their fair value as of December 31, 2001 and 2000. The fair value of the Company's long-term debt is estimated using discounted cash flow analyses based on the Company's incremental borrowing rate for similar types of borrowing arrangements.

Interest expense of $481,767 and $502,045 related to the line of credit and long-term debt was charged to operations for the years ended December 31, 2001 and 2000, respectively.

                    ConMat Technologies, Inc. and Subsidiary
                   Notes to Consolidated Financial Statements
              For the fiscal years ended December 31, 2001 and 2000

NOTE 10 - CAPITALIZED LEASE OBLIGATIONS

The Company leases certain equipment under capital leases. The weighted average interest rate related to these capital leases was 10% in both fiscal 2001 and 2000. Interest expense of $5,614 and $13,836 on the capitalized lease obligations was charged to operations for the years ended December 31, 2001 and 2000, respectively. Future minimum lease payments as of December 31, 2001, are as follows:

                                2002                         $  30,840
                                2003                            14,636
                                2004
                                2005                                 -
                                2006                                 -
                                Thereafter                           -
                                                             ----------
            Total minimum lease payments
                                                                45,476
            Less amounts representing interest                  (2,988)
                                                             ----------
                                                                42,488
            Less current portion                               (28,229)
                                                             ----------
                                                             $  14,259
                                                             ==========


NOTE 11 - EMPLOYEE BENEFIT PLANS

Defined Contribution Plans

Management and nonunion employees of Polychem participate in a qualified 401(k) savings plan. Participants can contribute a portion of their pretax compensation, and Polychem matches 50% of the first 4% of compensation contributed by the employee. Contributions to the plan for the years ended December 31, 2001 and 2000, were $34,276 and $37,889, respectively. Participants vest in Polychem's contributions pro rata over two to five years. At the direction of the Board of Directors, Polychem may elect to contribute a maximum of 9% of each employee's compensation, in addition to the regular match, if sufficient profits are generated. There were no discretionary contributions made in fiscal years 2001 or 2000.

Defined Benefit Pension Plan

Polychem maintains a non-contributory defined benefit pension plan for hourly union employees. The pension benefits are based on years of service and the benefit rate in effect at the date of retirement.

         The plan status was as follows:

                                                                    Year Ended December 31
                                                               --------------------------------
                                                                  2001                2000
                                                               ------------        ------------
Change in benefit obligation:
   Benefit obligation at beginning of year                     $ 2,210,961         $ 2,413,507
   Service cost                                                     32,104              30,559
   Interest cost                                                   154,004             158,541
   Actual gain                                                     (49,495)           (191,293)
   Benefits paid                                                  (199,521)           (200,353)
                                                               ------------        ------------
                          Benefit obligation at end of year      2,148,053           2,210,961


                    ConMat Technologies, Inc. and Subsidiary
                   Notes to Consolidated Financial Statements
              For the fiscal years ended December 31, 2001 and 2000


Change in plan assets:
   Fair value of plan assets at beginning of year               2,019,244           2,317,283
   Actual return on plan assets                                  (135,765)            (97,685)
   Employer contribution                                                0                   0
   Benefits paid                                                 (199,521)           (200,353)
                                                              ------------        ------------
                   Fair value of plan assets at end of year     1,683,958           2,019,245

   Funded status                                                 (464,095)           (191,716)
   Unrecognized net actuarial gain                                114,484            (143,792)
   Unrecognized prior service cost                                132,033             148,127
   Miniumum liability adjustment                                 (246,517)             (4,335)
                                                              ------------        ------------
                             Prepaid (accrued) benefit cost   $  (464,095)        $  (191,716)
                                                              ============        ============

Weighted average assumptions as of end of year:
   Discount rate                                                     7.50%               7.50%
   Expected return on plan assets                                    9.00%               9.00%

Components of net periodic benefit (cost) income:
   Service cost                                               $   (32,104)        $   (30,559)
   Interest cost                                                 (154,004)           (158,541)
   Actual return on plan assets                                  (135,765)            (97,685)
   Amortization of prior service cost                             (16,094)            (16,094)
   Recognized net gain (loss)                                     307,770             315,945
                                                              ------------        ------------
                         Net periodic benefit (cost) income   $  (30,197)         $    13,066
                                                              ============        ============


Postretirement Life Insurance Benefits

Polychem provides postretirement life insurance benefits to all union employees. The life insurance plan provides coverage ranging from $3,000 to $6,000 for qualifying retired employees. A discount rate of 7% was used in determining the present value of the obligations as of December 31, 2001 and 2000. The unfunded accumulated postretirement benefit obligation as of December 31, 2001 and 2000, was $15,000. The net periodic postretirement benefit cost for the years ended December 31, 2001 and 2000, was not material.


NOTE 12 - INCOME TAXES

Under SFAS No. 109, Accounting for Income Taxes, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates.

The components of income tax expense are as follows:

                                           Year Ended December 31
                                     ------------------------------
                                         2001              2000
                                     -----------        -----------
Current
   Federal                           $ (108,000)         $  20,000
   State                                      0              4,000
                                     -----------        -----------

                                       (108,000)            24,000

                    ConMat Technologies, Inc. and Subsidiary
                   Notes to Consolidated Financial Statements
              For the fiscal years ended December 31, 2001 and 2000

Deferred
   Federal                     (827,000)              3,200
   State                       (220,000)                  -
                            -------------         ----------
                             (1,047,000)              3,200
                            -------------         ----------
                            $(1,155,000)          $  27,200
                            =============         ==========



The reconciliation of the statutory federal rate to the Company's effective income tax rate is as follows:

                                                                          Year Ended December 31
                                                                 -----------------------------------------
                                                                      2001                     2000
                                                                 ----------------         ----------------

Statutory tax provision                                               (1,247,311)                  10,682
State income tax provision, net of federal tax benefit                  (220,000)                   2,640
Increase (decrease) in valuation allowance                               306,974                    7,468
Nondeductable expense                                                      5,337                    8,500
Other                                                                          -                   (2,090)
                                                                 ----------------         ----------------
                                                                    $ (1,155,000)               $  27,200
                                                                 ================         ================

The tax effect of temporary differences that give rise to deferred income taxes is as follows:

                                                                          Year Ended December 31
                                                                 -----------------------------------------
                                                                      2001                     2000
                                                                 ----------------         ----------------
Deferred tax assets
   Accounts receivable                                               $   161,452                $  20,400
   Inventory                                                              83,550                   43,627
   Property, plant and equipment                                          58,438                   37,438
   Employee benefit plans                                                184,923                   57,722
   Legal settlement                                                      630,000                        -
   Net operating loss carryforwards                                      406,000                        0
   Valuation allowance on deferred tax asset                            (398,870)                 (80,694)
                                                                 ----------------         ----------------
                                                                     $ 1,125,493                $  78,493
                                                                 ================         ================

A valuation allowance has been recorded to reduce the net deferred tax asset to an amount that management believes is realizable in future tax years from income from operations. The Company will have a net operating loss of approximately $1,000,000 which will expire in 2021.


NOTE 13 - COMMITMENTS AND CONTINGENCIES

Operating Leases

The Company leases certain facilities and equipment under noncancellable operating leases that expire through May 2009. Rent expense of $21,980 and $30,007 has been charged to operations for the years ended December 31, 2001 and 2000, respectively. Minimum future rental payments under leases as of December 31, 2001, are as follows:

                  2002                       $  34,749
                  2003                          27,828
                  2004                          12,789
                  2005                          12,789
                  2006                          12,789
                                             ----------
                                             $ 100,944
                                             ==========

                    ConMat Technologies, Inc. and Subsidiary
                   Notes to Consolidated Financial Statements
              For the fiscal years ended December 31, 2001 and 2000

Litigation

ConMat is currently a defendant in an action originally filed on January 28, 1999, in Pennsylvania state court captioned John R. Thach v. The Eastwind Group, et al. On October 27, 2000, co-defendant, The Eastwind Group, Inc., filed a voluntary petition for relief under Chapter 11 of Title 11 of the Bankruptcy Code (U.S.B.C., E.D. Pa. Bankruptcy No. 00-33372 SR). The plaintiff removed the state court action to the United States Bankruptcy Court for the Eastern District of Pennsylvania on November 29, 2000 (U.S.B.C., E.D. Pa. Adversary No. 00-906). Plaintiff maintains that Eastwind, his former employer, breached the terms of his severance agreement and that the sale of Polychem Corporation to ConMat was part of a conspiracy to avoid payments to him and has violated Pennsylvania's Uniform Fraudulent Transfer Act. The plaintiff seeks damages of at least $350,000 and punitive damages of at least $500,000. In addition, the plaintiff seeks to have the December 8, 1998 acquisition of Polychem declared null and void. Initially, the plaintiff sought a temporary restraining order and preliminary injunction seeking to set aside the sale of Polychem to ConMat. By Order dated February 19, 1999, the State Court denied plaintiff's request for injunctive relief.

On January 22, 2001 the Bankruptcy Court appointed a Chapter 11 trustee to oversee and administer The Eastwind Group, Inc. bankruptcy. On May 24, 2001, the bankruptcy trustee filed a substituted Complaint against ConMat. In his complaint, the bankruptcy trustee asserted claims against ConMat, including those originally raised in the John Thach complaint that the December 8, 1998 acquisition of Polychem was a fraudulent transaction.

ConMat is currently a defendant in a federal district court action filed on April 11, 2000, in the United States District Court for the Eastern District of Pennsylvania captioned ProFutures Special Equities Fund, L.P. v. The Eastwind Group, et al. (U.S.D.C., E.D. Pa. Civil Action No. 00-CV-1888). ProFutures maintains that Eastwind and others violated federal and state securities laws and committed common law fraud in connection with the June 1998 purchase by ProFutures of $750,000 in Series C Convertible Preferred Stock of Eastwind. ProFutures seeks damages in the amount of $750,000 and seeks to have the acquisition of Polychem by ConMat declared null and void. ConMat, Paul A. DeJuliis and two other former officers of Eastwind filed a Motion to Dismiss the Complaint on May 25, 2000 and ProFutures responded. Before the court issued a ruling on that motion, co-defendant Eastwind filed for bankruptcy and the case was stayed.

To resolve the claims asserted by the bankruptcy trustee, John Thach and ProFutures, management of ConMat negotiated the terms of a settlement agreement with the bankruptcy trustee, which was filed with the bankruptcy court on October 25, 2001. Thereafter, on December 13 and 17, 2001, the bankruptcy court held a two-day hearing on the approval of the settlement agreement. On February 27, 2002, the bankruptcy court approved the settlement agreement. The settlement agreement requires the payment by ConMat of $1,500,000 to the bankruptcy trustee, including $500,000 in cash and a promissory note in the amount of $1,000,000. ConMat is funding its obligations under the settlement agreement in part by selling assets and effecting a management led buyout of Polychem's specialty and water treatment product lines.

Subject to payment by ConMat of $1,500,000 to the bankruptcy trustee pursuant to the settlement agreement and payment by Polychem of an IRS claim, John Thach's claims will be released against, among others, ConMat. In addition, the bankruptcy trustee has agreed to allocate and set aside a portion of the settlement proceeds, not to exceed $200,000, to fund the indemnification obligations from ConMat's share of liability, if any, in the ProFutures' action. The $1,500,000 settlement payment has been accrued and reflected in the Company's results of operations for the year ended December 31, 2001. ConMat's wholly owned subsidiary, Polychem Corporation, is also a defendant in the actions brought by the bankruptcy trustee and Thach and is also a party to the various settlement agreements referenced above.

In addition to the litigation arising out of the Eastwind bankruptcy and the claims asserted by Thach, Polychem is a defendant in an action filed by The Budd Company in the Court of Common Pleas of Chester County. The Budd Company confessed judgment against Polychem under a note given by Polychem to The Budd Company. At present, The Budd Company has taken no steps to execute on its judgment and has accepted periodic payments from Polychem. As of December 31, 2001, the balance due to The Budd Company was approximately $813,000.

From time to time, ConMat and its subsidiary are parties to routine litigation, which arises in the normal course of business. In the opinion of management, the resolution of these lawsuits would not have a material adverse effect on the Company's consolidated financial position or consolidated results of operations.

NOTE 14 - INCENTIVE BASED COMPENSATION

In conjunction with the Acquisition, ConMat entered into an Employment Agreement with ConMat's Chief Executive Officer and Chairman of the Board of Directors. Under the agreement, he will be paid an annual base salary ranging from $170,000 to $250,000, depending on ConMat's annual net income. As additional incentive compensation, upon executing the Employment Agreement, he received (i) 250,000

                    ConMat Technologies, Inc. and Subsidiary
                   Notes to Consolidated Financial Statements
              For the fiscal years ended December 31, 2001 and 2000

shares of common stock for an aggregate purchase price of $50,000, paid by delivery of a two-year promissory note at 5% interest; and (ii) 250,000 options to purchase shares of common stock at an exercise price of $3.00 per share (the Stock Option Award). 50,000 of the options were exercisable as of November 30, 1999. Another 100,000 options vest when ConMat realizes $750,000 in pre-tax income during a fiscal year. The remaining 100,000 options are exercisable after when ConMat realizes $1,000,000 in pre-tax income during a fiscal year. All of the options expire ten years from the grant date and are immediately exercisable upon a merger, sale of assets, or other transaction resulting in a change of control in which the holders of shares of common stock receive not less than $5.00 per share. During fiscal 1999 ConMat granted 175,000 employee stock options at a price of $3.00 per share, with 87,500 options vesting if ConMat realizes $750,000 in pre-tax income during a fiscal year. The balance of 87,500 options vest if ConMat realizes $1,000,000 in pre-tax income during a fiscal year. During fiscal 2000, 75,000 of these options were forfeited. Also during fiscal 2000 another 25,000 options at a price of $0.875, were granted with similar vesting options as described above. No employee stock options were exercised during fiscal 2001 or 2000. There were no stock options granted during 2001.

All stock option awards are accounted for under Accounting Principles Board
(APB) Opinion No. 25 and related interpretations. Had compensation cost for the options been determined based on the fair value of the options on the grant date consistent with the method of SFAS No. 123, Accounting for Stock Based Compensation, the Company's net loss per share for the fiscal year ended December 31, 2001 and 2000, would not be materially different from the amounts reported.


NOTE 15 - INDUSTRY SEGMENT AND FOREIGN SALES INFORMATION

Management has determined that it operates in one industry segment (see note 1).

For the year ended December 31, 2001, Polychem's sales to foreign customers were $5,295,258 or 43.1% of consolidated net sales, and consist principally of sales to customers in Asia (27%) and Europe (10%). Receivables from foreign customers were $2,034,000 as of December 31, 2001. For the year ended December 31, 2000, Polychem's sales to foreign customers were $5,224,523 or 38% of consolidated net sales, and consist principally of sales to customers in Asia (23%) and Europe (10%). Receivables from foreign customers were $2,230,608 as of December 31, 2000.


NOTE 16 - MAJOR CUSTOMER

The Company sells a substantial portion of its products to one customer. During fiscal 2001 and 2000, net revenue from that one customer aggregated approximately $2,437,000 and $1,566,000, respectively. At December 31, 2001 and 2000 amounts due from that customer included in trade accounts receivable were approximately $1,384,000 and $443,000, respectively.

NOTE 17 - EQUITY

Description of Preferred Stock

The Company is authorized to issue 10,000,000 shares of preferred stock. Of this amount, 1,500,000 shares have been designated for Series A convertible preferred stock, 166,667 shares have been designated for Series B preferred stock and 446,150 shares have been designated for Series C preferred stock.

Series A Preferred - Shares of the Series A convertible preferred stock rank prior to the common stock and pari passu with the Series B preferred stock and Series C preferred stock. The creation of any class or series of capital stock ranking senior or pari passu with the Series A convertible preferred stock or the Series C preferred stock requires the consent of a majority of the holders of Series A convertible preferred stock. The holders of the shares of the Series A convertible preferred stock are entitled to receive non-cumulative, cash dividends at a rate of 2% per year, which dividends are payable in equal, quarterly installments, as and if declared by the Board of Directors out of funds legally available for the payment of dividends. The Company may, at its

                 ConMat Technologies, Inc. and Subsidiary Notes
                      to Consolidated Financial Statements
             For the fiscal years ended December 31, 2001 and 2000

sole discretion, pay any or all dividends in common stock rather than in cash. Shares of Series A convertible preferred stock are convertible at the option of the holder. The conversion price is equal to the greater of $3.00 or 80% of the closing bid price of the common stock on the conversion date, subject to adjustments due to stock splits, stock dividends, mergers, consolidations and other events. The Company has the right, by written notice to each of the holders of the Series A convertible preferred stock into shares of common stock at any time on or after the first day on which the closing bid price has been equal to or in excess of the conversion price for 45 consecutive calendar days. The holders of the Series A convertible preferred stock have no voting rights, except as otherwise required by the Florida Business Corporation Act.

Series B Preferred - Shares of the Series B preferred stock rank prior to the common stock and pari passu with the Series A convertible preferred stock and Series C preferred stock. The creation of any class or series of capital stock ranking senior or pari passu with the Series B preferred stock or the Series C preferred stock requires the consent of a majority of the holders of Series B preferred stock. The holders of the shares of the Series B preferred stock are entitled to receive cash dividends at a rate of 8% per year, which dividends are payable in equal, quarterly installments, as and if declared by the Board of Directors out of funds legally available for the payment of dividends. Such dividends will begin to accrue on the outstanding shares of the Series B preferred stock from the date of issuance and will accrue from day to day, whether or not earned or declared, until paid and shall be cumulative. The Company may redeem the Series B preferred stock any time for a redemption price of $3.00 per share, plus all accrued but unpaid dividends. The holders of the Series B preferred stock have the right to elect one member of ConMat's Board of Directors. Except as otherwise required by the Florida Business Corporation Act, the holders of the Series B preferred stock have no other voting rights. As of December 31, 2001 and 2000, there were $80,000 and $40,000, respectively of dividends in arrears on the Series B preferred stock. The Series B preferred stock has been reclassified as a part of the equity section of the Company's balance sheet to reflect the elimination of certain shareholder redemption provisions. These provisions were revised and eliminated in November 1999 in the filing of revised Articles of Incorporation for ConMat.

Series C Preferred - Shares of the Series C preferred stock rank prior to the common stock and pari passu with the Series A convertible preferred stock and Series B preferred stock. The creation of any class or series of capital stock ranking senior or pari passu with the Series C preferred stock or the Series B preferred stock requires the consent of a majority of the holders of Series C preferred stock. The holders of the shares of the Series C preferred stock are entitled to receive cash dividends at a rate of 8% per year for three years and increasing 2% per year up to a maximum of 16%, which dividends are payable in equal, quarterly installments, as and if declared by the Board of Directors out of funds legally available for the payment of dividends. Such dividends will begin to accrue on the outstanding shares of the Series C preferred stock from the date of issuance and will accrue from day to day, whether or not earned or declared, until paid and shall be cumulative. Through June 30, 2000, dividends on the Series C preferred stock may be paid in additional shares of Series C preferred stock. The Company may redeem the Series C preferred stock any time for a redemption price of $3.00 per share, plus all accrued but unpaid dividends. Except as otherwise required by the Florida Business Corporation Act, the holders of the Series C preferred stock have no other voting rights. For the period January 1, 2000 through June 30, 2000 the shareholders of Series C preferred stock were entitled to 15,453 additional shares of Series C preferred stock as a stock dividend.

As of December 31, 2001 and December 31, 2000 there were $118,304 and $47,754, respectively of dividends in arrears on the Series C preferred stock.

Warrants - As of December 31, 2001, there were outstanding warrants to purchase 579,167 shares of ConMat common stock at an exercise price of $3.00 per share, subject to adjustment in the case of stock splits, stock dividends, below market issuances or a merger or consolidation. The warrants are exercisable until December 31, 2005. The warrants are associated with the Series B and Series C preferred stock (196,667 and 382,500 warrants respectively).

Receivables from Sales of Stock

In addition the to $50,000 note receivable discussed in "Note 14 - Incentive Based Compensation", the Company has two other receivables relating to the sale of Company stock. During the fourth quarter of fiscal 2000 the Company entered into an agreement to have its wholly-owned subsidiary, Polychem, sell 250,000

                    ConMat Technologies, Inc. and Subsidiary
                   Notes to Consolidated Financial Statements
              For the fiscal years ended December 31, 2001 and 2000

shares of ConMat Technologies stock for proceeds totaling $250,000. Polychem held these shares as a result of Eastwind's default on a note payable to Polychem. The note payable from Eastwind had been collaterized by shares of ConMat Technologies, Inc.

Additionally, on September 28, 2000, the Company entered into an option agreement for the issuance of up to 400,000 shares of common stock in exchange for a purchase price of approximately $600,000. The option was exercised on November 6, 2000 and in exchange the Company accepted a note receivable for $600,000 to be satisfied on or before May 31, 2001. The note is collateralized by the Company's shares and should the note not be satisfied, the shares would be returned to the Company.

As of December 31, 2001 the receivables relating to the 250,000 shares and the 400,000 shares remained outstanding. Management has determined that the likelihood of collecting on these receivables is remote. Therefore, the receivables have been written off and charged to additional paid-in capital. The Company is attempting to have these shares returned and cancelled. If the shares are not returned, the Company will pursue legal action since the notes were collateralized by the shares in question. Also, since the notes receivable were reflected as a contra-equity account, there is no dollar effect to the equity position of the Company. However, the loss per share for the year ended December 31, 2001 reflects the shares as outstanding. If the 650,000 shares were excluded, the basic and diluted loss per share would be $1.35.

Receivable Relating to Eastwind Bankruptcy Claim

In conjunction with bankruptcy proceedings initiated by Eastwind, the Company has made various claims for financial reimbursement of certain expenses incurred by the Company that are directly related to Eastwind's activities. One of the primary assets held by Eastwind are preferred and common shares of ConMat Technologies, Inc. The Company believes that it will receive cash reimbursement for these claims. If however, cash is not made available through final settlement, the Company anticipates that it will in return receive back all or a portion of the ConMat shares held by Eastwind. During the year ended December 31, 2000, a $118,000 receivable relating to the Company's claims was classified as a reduction of stockholders' equity. As a result of the final settlement reached in the Eastwind Bankruptcy, this receivable was written off during the year ended December 31, 2001.

Unaudited Interim Financial Information
---------------------------------------

ConMat Technologies, Inc. and Subsidiary
Consolidated Condensed Balance Sheets

                                                                             March 31              December 31
                               ASSETS                                          2002                    2001
                                                                         ------------------      -----------------
Current Assets:                                                             (Unaudited)             (Audited)
   Cash and cash equivalents                                                    $   28,075             $   84,315
   Accounts receivable - net                                                     2,205,871              4,512,093
   Inventories                                                                     486,486              1,048,607
   Prepaid expenses                                                                164,543                142,415
                                                                         ------------------      -----------------
                                                 Total Current Assets            2,884,975              5,787,430
Property, Plant & Equipment - held for sale                                        988,423              1,046,978
Deferred Income Taxes                                                            1,125,493              1,125,493
Other Assets                                                                       212,690                216,285
                                                                         ------------------      -----------------
                                                         Total Assets          $ 5,211,581            $ 8,176,186
                                                                         ==================      =================
                LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
   Line of credit                                                              $ 1,029,791            $ 2,818,893
   Current portion of long-term debt                                               997,439              1,020,846
   Current portion of capital lease obligations                                     22,946                 28,229
   Accounts payable                                                              3,404,402              3,227,633
   Legal settlement payable                                                      1,435,000              1,500,000
   Accrued expenses                                                                659,700                492,490
                                                                         ------------------      -----------------
                                            Total Current Liabilities            7,549,278              9,088,091

Long-Term Debt                                                                   1,788,807              1,796,106
Obligations Under Capital Leases                                                     9,972                 14,259
Other Liabilities                                                                  479,095                479,095
                                                                         ------------------      -----------------
                                                    Total Liabilities            9,827,152             11,377,551
Stockholders' Equity (Deficiency):
   Series A preferred stock - $.001 par value, 1,500,000
      shares authorized, 713,250 shares issued and outstanding                         713                    713
   Series B Preferred Stock - $.001 par value, 166,667
      shares authorized, issued and outstanding                                    500,000                500,000
   Series C preferred stock - $.001 par value, 446,150
      shares authorized, 382,500 issued and outstanding                                383                    383
   Common stock - $.001 par value, 40,000,000 shares
      authorized, 2,988,083 shares issued, 2,607,758 outstanding                     2,988                  2,988
   Additional paid-in capital                                                    (649,838)              (649,838)
   Accumulated deficit                                                         (4,253,677)            (2,839,471)
   Cost of common shares in treasury, 380,325  shares                            (166,140)              (166,140)
   Less: Receivables for shares sold                                              (50,000)               (50,000)
                                                                         ------------------      -----------------
                                       Total Stockholders' Deficiency          (4,615,571)            (3,201,365)
                                                                         ------------------      -----------------
                       Total Liabilities and Stockholders' Deficiency          $ 5,211,581            $ 8,176,186
                                                                         ==================      =================

See notes to consolidated condensed financial statements

ConMat Technologies, Inc. and Subsidiary
Consolidated Condensed Statements of Operations
(Unaudited)

                                                                                  Three Months Ended March 31
                                                                                     2002              2001
                                                                                --------------    -------------
Net Sales to Customers                                                           $   1,492,115      $ 3,589,407
Cost of Goods Sold                                                                   1,531,113        2,689,192
                                                                                --------------    -------------
                                  Gross (Loss) Profit                                 (38,998)          900,215

Selling, General and Administrative Expenses                                         1,031,227          718,871
Corporate Expenses                                                                     205,022           97,752
                                                                                --------------    -------------
                              Operating (Loss) Income                              (1,275,247)           83,592

Other Income (Expense):
   Interest expense                                                                  (128,762)        (119,356)
   Legal settlement expense                                                           (85,000)                -
   Rental income                                                                        74,802           66,411
                                                                                --------------    -------------
                     (Loss) Income Before Tax Expense                              (1,414,207)           30,647

Income Tax Expense                                                                                        9,200
                                                                                --------------    -------------
                                    Net (Loss) Income                            $ (1,414,207)      $    21,447
                                                                                ==============    =============

Net (loss) earnings per Common Share:
      Basic                                                                      $      (0.56)      $         -
                                                                                ==============    =============

      Diluted                                                                    $      (0.56)      $         -
                                                                                ==============    =============

Weighted average number of common shares outstanding:

      Basic                                                                          2,607,758        2,630,174
                                                                                ==============    =============

      Diluted                                                                        2,607,758        2,630,174
                                                                                ==============    =============



See notes to consolidated condensed financial statements

ConMat Technologies, Inc. and Subsidiary
Consolidated Condensed Statements of Cash Flows
(Unaudited)

                                                                     Three Months Ended March 31
                                                                  --------------------------------
                                                                      2002                2001
                                                                  -------------      -------------
Cash Flows from Operating Activities:
   Net (loss) earnings                                             $(1,414,207)         $   21,447

   Adjustments to reconcile to net cash provided by (used in)
      operating activities:
         Depreciation and amortization                                   54,285             68,218
         Legal settlement expenses                                     (65,000)                  -
   Changes in assets and liabilities:
      (Increase) decrease in assets
         Accounts receivable                                          2,306,222            151,228
         Receivable relating to Eastwind claim                                -           (75,000)
         Inventories                                                    562,121            271,872
         Prepaid expenses                                              (22,129)           (96,797)
         Other assets                                                     7,867            (8,198)
      Increase (decrease) in liabilities
         Accounts payable                                               176,769          (303,895)
         Accrued expenses                                               167,210          (135,099)
                                                                  -------------      -------------
           Net Cash Provided By (Used In) Operating Activities        1,773,138          (106,224)

Cash Flows from Investing Activities:
   Purchase of property and equipment                                                    (101,086)
                                                                  -------------      -------------
                         Net Cash Used In Investing Activities                0          (101,086)

Cash Flows from Financing Activities:
   Net borrowings (repayments) under lines of credit                (1,789,102)            274,833
   Repayments of term notes                                            (30,706)           (30,163)
   Repayments of capital lease obligations                              (9,570)           (27,374)
   Purchases of treasury stock                                                -           (69,302)
   Payments of Series B preferred dividends                                   -           (10,000)
   Payments of Series C preferred dividends                                   -           (24,959)
   Recapitalization costs                                                     -            (5,000)
                                                                  -------------      -------------
            Net Cash (Used In) Provided By Financing Activities     (1,829,378)            108,035

                       Net Decrease in Cash & Cash Equivalents         (56,240)           (99,275)

Cash and Cash Equivalents at Beginning of Period                         84,315            153,038
                                                                  -------------      -------------
Cash and Cash Equivalents at End of Period                         $     28,075         $   53,763
                                                                  =============      =============

Supplemental Cash Flow Information:
   Cash paid for interest                                          $    110,758         $  119,356
                                                                  =============      =============
   Cash paid for income taxes                                      $          -         $   58,670
                                                                  =============      =============

See notes to consolidated condensed financial statements

ConMat Technologies, Inc and Subsidiary

NOTES TO CONSOLIDATED CONDENSED FINANCIAL STATEMENTS

NOTE A - INTERIM FINANCIAL INFORMATION

         The financial statements of ConMat Technologies, Inc. as of March 31, 2002 and 2001, and for the three months then ended and related footnote information are unaudited. All adjustments (consisting only of normal recurring adjustments) have been made which, in the opinion of management, are necessary for a fair presentation. Results of operations for the three months ended March 31, 2002 are not necessarily indicative of the results that may be expected for any future period. The balance sheet at December 31, 2001 was derived from audited financial statements.

         Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted. It is suggested that these consolidated financial statements be read in conjunction with the consolidated financial statements and notes included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2001. The results of operations for the three months ended March 31, 2002 are not necessarily indicative of the operating results, which may be achieved for the full year.


NOTE B - EARNINGS (LOSS) PER SHARE

         ConMat reports earnings per share in accordance with the provisions of SFAS NO. 128, Earnings Per Share. SFAS No. 128 requires presentation of basic and diluted earnings per share in conjunction with the disclosure of the methodology used in computing such earnings per share. Basic earnings per share exclude dilution and is computed by dividing income available to common shareholders by the weighted average common shares outstanding during the period. Diluted earnings per share takes into account the potential dilution that could occur if securities or other contracts to issue common stock were exercised and converted into common stock. However, no potential common shares are included in the computation of diluted per share amounts when there is a loss from continuing operations.

The following are basic and diluted (loss) earnings per share calculations for the periods presented.

                                                                            Three Months Ended March 31
                                                                          -------------------------------
                                                                               2002              2001
                                                                          --------------   --------------
Earnings per Share - Basic:
   Net income                                                               $(1,414,207)        $  21,447
   Dividends on preferred shares                                                (33,877)         (33,877)
                                                                          --------------   --------------
   Net (loss) income available to common shareholders                       $(1,448,084)         (12,430)
                                                                          ==============   ==============

   Weighted average shares outstanding                                         2,607,758        2,630,174
                                                                          ==============   ==============

                      Basic Earnings Per Share                              $     (0.56)        $       -
                                                                          ==============   ==============



Earnings per Share - Diluted:
   Net (loss) income available to common shareholders                       $(1,448,084)       $ (12,430)
   Dividends on preferred shares

   Net (loss) income available to common shareholders
      after assumed conversions                                           --------------   --------------
                                                                             $(1,448,084)       $ (12,430)
                                                                          ==============   ==============

   Weighted average shares outstanding                                         2,607,758        2,630,174
   Dilutive effect of preferred stock                                                  0                0
   Dilutive effect of stock options and warrants                                       0                0
                                                                          --------------   --------------
      Diluted average shares outstanding                                       2,607,758        2,630,174
                                                                          ==============   ==============

                    Diluted Earnings Per Share                              $     (0.56)       $        -
                                                                          ==============   ==============

                                                                         Annex A
                                                                         -------

                      LICENSE AND ASSET PURCHASE AGREEMENT

     LICENSE AND ASSET PURCHASE AGREEMENT (this "Agreement"), dated as of March 20, 2002, by and between Ecesis LLC, a Delaware limited liability company ("Ecesis"), Polychem Corporation, a Pennsylvania corporation ("Polychem") and ConMat Technologies, Inc., a Florida corporation (the "Shareholder").

                                    Recitals

     Polychem is engaged in the business of manufacturing a variety of plastic products for water treatment plants and other specialty applications (as more fully defined herein, the "Products"). Such business as conducted by Polychem on the date hereof is referred to in this Agreement as the "Business." Shareholder owns 100% of the outstanding capital stock of Polychem. Polychem and Shareholder desire to license Ecesis to manufacture and sell the Products, and sell certain assets and liabilities of Polychem to Ecesis, all upon the terms set forth herein.

     Accordingly, in consideration of the mutual agreements contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:

                               ARTICLE I. LICENSE

     1.1 License.

          (a) Effective immediately upon execution of this Agreement and payment by Ecesis of the Deposit (defined in Section 2.3), Polychem hereby grants to Ecesis an exclusive, worldwide license and right to manufacture, market, distribute and sell the Products, and in connection therewith grants to Ecesis a license to use all of Polychem's tangible and intangible assets related to the Business, including, without limitation, all Intellectual Property (as defined in Article XII herein) (the "License"), and assigns to Ecesis all current customer orders and contracts as set forth on Schedule 1.1(a) hereto. The License shall be for a term ending on the Closing Date or termination of this Agreement without Closing having occurred.

          (b) In the event that the License is terminated other than on the sale of the Assets pursuant to this Agreement, Ecesis shall immediately return to Polychem all tangible Assets and shall cease the use of any intangible Assets.

     1.2 Royalty; Rent.

          (a) In consideration of the grant of the License, Ecesis shall pay to Polychem royalties equal to Ecesis' net operating profits from the sale of Products. "Net operating profits" shall mean the gross revenues actually received by Ecesis from the sale of the Products less the costs of the Products sold and a reasonable allocation of Ecesis' overhead. Ecesis shall pay Polychem by the tenth (10th) day of each month the royalties that accrued during the previous month computed on the basis of payments received during such month. At the time of such payment, Ecesis shall provide to Polychem a report of all sales of Products completed during such month, the amount of payments received for Products during such month, the cost of the Products sold in which payment was received by Ecesis during such month, Ecesis allocation of its overhead with respect to such Products and royalties paid to Polychem with respect thereto.

          (b) Ecesis shall permit Polychem, or representatives of Polychem which are reasonably acceptable to Ecesis, at Polychem's expense, to periodically examine Ecesis's books, ledgers, and records during regular business hours for the sole purpose of, and only to the extent necessary, to verify reports furnished to Polychem pursuant to Subsection (a) above; provided that Polychem delivers to Ecesis a written notice of Polychem's intention to conduct an inspection not less than five (5) business days before the intended date of such inspection. In the event that amounts due Polychem are determined to have been underpaid by an amount greater than five percent (5%) of the amount actually due, Ecesis shall pay the cost of such examination plus a penalty equal to twenty-five percent (25%) of the underpayment. Any payment not made on or before the due date shall accrue interest at a rate equal to one percent (1%) per calendar month or, if less, the maximum rate permitted under applicable law.

          (c) Ecesis shall not have to pay Polychem rent for the use of Polychem's real property located at Franklin Avenue and Grant Street, Phoenixville, PA 19460 during the term of the License. On the Closing Date, the parties shall enter into a short-term lease agreement for a portion of such real property on commercially reasonable terms and market rental rates.

     1.3 Ownership. Subject to the License, Polychem shall continue to own all right, title, and interest in and to all Intellectual Property, and no such rights are granted to Ecesis under this Agreement, except as expressly provided in this Agreement. Except to further the purposes contemplated under or to exercise the rights expressly provided in this Agreement, the Intellectual Property may not be sold, sublicensed, lent, leased, rented, assigned, transferred, disassembled, reverse engineered or modified nor may any derivative work be made of the Intellectual Property without the prior written agreement of Polychem.

     1.4 Supply Agreement. During the term of the License, Polychem assigns to Ecesis all of its rights under the Supply Agreement, dated March 20, 2002, among Polychem, Ecesis, Ensinger Vekton, Inc. and Putnum Precision Molding, Inc. (the "Supply Agreement") and Ecesis hereby assumes all of Polychem's duties and obligations under the Supply Agreement.

     1.5 Confidentiality.

          (a) Polychem and Ecesis each agree that all information received by one party from the other party (collectively, "Confidential Information"), shall be received in strict confidence, used only for the express purposes set forth in this Agreement, and not disclosed by the recipient party (except as required by law or court order), its agents, or employees without the prior written consent of the other party, unless such Confidential Information: (i) was in the public domain at the time of disclosure; (ii) later became part of the public domain through no act or omission of the recipient party, its employees, agents, or permitted successors or assigns; (iii) was lawfully disclosed to the recipient party by a third party having no obligation to the disclosing party;
(iv) was already known by the recipient party at the time of disclosure; (v) was independently developed by the recipient without use of or access to such Confidential Information; or (vi) is required to be disclosed to a government agency or by law.

          (b) Each party's obligations of confidentiality, non-use, and nondisclosure shall be fulfilled by using at least the same degree of care with the other party's Confidential Information as it uses to protect its own confidential information. This obligation shall continue in full force and effect during the term of this Agreement and thereafter for a period of three
(3) years.

            ARTICLE II. PURCHASE AND SALE OF ASSETS AND LIABILITIES

     2.1 Sale of Assets.

          (a) Sale of Assets. At the Closing (as defined below), Polychem shall transfer and sell to Ecesis all of Polychem's right, title and interest in and to Polychem's Intellectual Property, customer orders and contracts, good will, the name "Polychem" and all derivations thereof and other tangible and intangible assets other than the assets set forth on Schedule 2.1 (the "Excluded Assets") as of the Closing Date (the "Assets"), free of all liabilities, obligations, claims, liens and encumbrances, whether absolute, accrued, contingent or otherwise, except those expressly assumed by Ecesis as provided in
Section 2.4.

          (b) The aggregate consideration for the Assets (the "Purchase Price") shall be (i) $500,000 in immediately available funds, (ii) $1,150,000 by delivery of a Promissory Note in the form attached hereto as Exhibit "A" (the "Promissory Note") (which Promissory Note shall be secured by a security interest in the Assets of Ecesis pursuant to a Security Agreement in the form attached hereto as Exhibit "B" (the "Security Agreement"), and (iii) by delivery to Seller of 399,826 shares of Series C Preferred Stock of the Shareholder (the "Series C Preferred") and warrants to purchase 382,500 shares of Common Stock of the Shareholder (the "Warrant") held by Ecesis. As of December 31, 2001, the Series C Preferred has a liquidation preference of $1,199,478 and accrued and unpaid dividends of $118,303.

          (c) The transfer and sale of the Assets shall be effected by delivery at the Closing of the following:

               (i) by Polychem to Ecesis, a bill of sale substantially in the form attached hereto as Exhibit "C" (the "Bill of Sale");

               (ii) by Polychem to Ecesis, assignments with respect to all customer orders and contracts (including without limitation the Supply Agreement) and all Patents, Copyrights, Trade Secrets, Marks and Websites and all applications therefor in which Polychem has any interest, all in recordable form (each, an "Assignment," and collectively, the "Assignments");

               (iii) by Polychem and Shareholder, such other good and sufficient instruments of conveyance and transfer as shall be necessary or appropriate in Ecesis' sole discretion to vest in Ecesis good and valid title to the Assets (collectively, the "Other Instruments"), as contemplated by this Agreement;

               (iv) by Ecesis to Polychem, the Purchase Price.

     2.2 Credits. In the event that Ecesis assumes any liability or obligation of Polychem other than the Initial Assumed Liabilities and obtains a release of Polychem's obligations with respect thereto, or otherwise discharges such liability or obligations, the amount paid by Ecesis to discharge such liability or obligation shall be credited against Ecesis' obligations under Section 2.1(b)(i) if occurring prior to the Closing Date and under the Promissory Note as if Ecesis had made a prepayment thereunder in such amount if occurring thereafter.

     2.3 Deposit. Contemporaneously with the execution and delivery of this Agreement, Ecesis shall deposit with Polychem the sum of $150,000 (the "Deposit"). At the Closing, the Deposit shall be released and credited toward the Purchase Price as immediately available funds. If the Closing does not occur as a result of a material breach of this Agreement by Ecesis, which such material breach remains uncured for a period of 30 days following written notice to Ecesis of such material breach, the Deposit shall be retained by Polychem as liquidated damages for the failure of Ecesis to consummate the transactions contemplated by this Agreement. If the Closing does not occur for any other reason, the Deposit shall be promptly remitted to Ecesis. If the Closing does not occur, the retention of the Deposit by Polychem shall be the sole and exclusive remedy of Polychem and/or Shareholder for the failure of Ecesis to consummate the transactions contemplated by this Agreement.

     2.4 Assumption of Liabilities. Subject to the terms and conditions of this Agreement, at the Closing, Ecesis shall assume and agree to perform, pay or discharge the liabilities and obligations of Polychem set forth in Schedule 2.4 (the "Initial Assumed Liabilities") and such other liabilities (the "Additional Assumed Liabilities" and, together with the Initial Assumed Liabilities, the "Assumed Liabilities") as Ecesis may voluntarily assume pursuant to Section 2.2 hereof pursuant to an assumption agreement, substantially in the form of Exhibit "D" hereto (the "Assumption Agreement"). After the Closing, Ecesis may assume further Additional Liabilities as provided in Section 2.2 pursuant to an assumption agreement satisfactory to Ecesis and Polychem. Except as set forth in this Section 2.4, the Assumption Agreement and any written agreements executed by Ecesis and Polychem after the Closing, Ecesis shall not assume or be responsible for any liabilities or obligations of Polychem. Following the Closing, Polychem shall perform, pay or discharge when due all liabilities and obligations relating to the Business, other than the Assumed Liabilities.

     2.5 Allocation of Purchase Price. The Purchase Price shall be allocated among the Assets as set forth on Schedule 2.5 which shall be prepared as of Closing. Such Schedule shall be consistent with Section 1060 of the Code and the applicable regulations related thereto. Such allocation shall be conclusive and binding on Ecesis, Polychem and Shareholder for purposes of their respective federal, state, local and foreign tax returns. Ecesis, Polychem and Shareholder shall file all tax returns, including the forms required by Section 1060 of the Internal Revenue Code of 1986, as amended consistent with such allocation.

                              ARTICLE III. CLOSING

     3.1 Closing. The closing of the transactions contemplated by this Agreement, other than the license which shall take effect immediately in accordance with Section 1.1, (the "Closing") shall take place at the offices of Klehr, Harrison, Harvey, Branzburg & Ellers LLP, 260 South Broad Street, Philadelphia, Pennsylvania, on the third (3rd) business day following approval of such transactions by Shareholder's stockholders or such other date and place as Ecesis and Polychem may agree. The date on which the Closing actually occurs is referred to herein as the "Closing Date".

     3.2 Deliveries by Polychem and Shareholder. At the Closing, Polychem and Shareholder shall deliver to Ecesis the following:

          (i) the Bill of Sale;

          (ii) the Assignments and Other Instruments;

          (iii) the officers' certificate referred to in Section 7.5;

          (iv) the secretary's certificates referred to in Section 7.6;

          (v) executed counterparts of any consents and approvals referred to in Sections 4.6;

          (vi) all tangible Assets;

          (vii) all documents containing or relating to intellectual property and other intangible Assets to be transferred and sold to Ecesis pursuant to this Agreement;

          (viii) all books and records (including all computerized records and other computerized storage media and the software used in connection therewith) of the Business relating to the Assets (collectively, "Books and Records"), including all Books and Records relating to the purchase of materials, supplies and services for Polychem, dealings with customers and distributors of Polychem, and employees of Polychem that Ecesis determines in its sole discretion to hire, and duplicate copies of records relating to Polychem's bank accounts, but not including any books and records that are or related to Excluded Assets;

          (ix) all other previously undelivered documents, instruments and writings required to be delivered by Polychem or Shareholder to Ecesis at or prior to the Closing pursuant to this Agreement or otherwise required in connection herewith; and

          (x) evidence satisfactory to Ecesis that all liens and encumbrances on the Assets have been removed.

     3.3 Deliveries by Ecesis. At the Closing, Ecesis shall deliver to Polychem and Shareholder:

          (i) $500,000 (including full credit for the Deposit and any credits under Section 2.4) by wire transfer of immediately available funds to an account or accounts designated by Polychem;

          (ii) the fully executed Promissory Note and Security Agreement;

          (iii) certificates evidencing the Series C Preferred properly endorsed for transfer and the original Warrant together with an executed assignment thereof;

          (iv) an executed counterpart of the Assumption Agreement;

          (v) executed counterparts of any consents and approvals referred to in
Section 5.4; and

          (vi) all other previously undelivered documents, instruments and writings required to be delivered by Ecesis to Polychem or Shareholder at or prior to the Closing pursuant to this Agreement or otherwise required in connection herewith.

                        ARTICLE IV. REPRESENTATIONS AND
                      WARRANTIES OF SELLER AND SHAREHOLDER

     Polychem and Shareholder jointly and severally represent and warrant to Ecesis as follows:

     4.1 Organization, Etc. Polychem is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Pennsylvania. The Shareholder is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida. Polychem has the power and authority to conduct its business as it is currently being conducted and to own and lease the property and assets that it now owns and leases. Polychem is qualified to do business in each jurisdiction in which the properties owned or leased by it or the nature of its business makes qualification or licensing as a foreign corporation necessary. The copies of the certificate of incorporation and bylaws of Polychem, as previously delivered by Polychem to Ecesis are complete and correct copies of such instruments as currently in effect.

     4.2 Authorization. Each of Polychem and the Shareholder has all requisite corporate power and authority to enter into, execute and deliver this Agreement and any instruments and agreements contemplated herein (collectively, the "Related Instruments") required to be executed and delivered by it pursuant to this Agreement and to consummate the transactions contemplated hereby and thereby. Each of Polychem and Shareholder has taken all action required by law, its certificate of incorporation, bylaws, or other constitutive documents or otherwise to authorize the execution and delivery of this Agreement and the Related Instruments and the consummation of the transactions contemplated hereby and thereby, except for the approval of the stockholders of the Shareholder. No other act or proceeding on the part of Polychem or Shareholder is necessary to authorize the execution and delivery of this Agreement or any of the Related Instruments or the transactions contemplated hereby or thereby, except for the approval of the stockholders of the Shareholder. This Agreement is, and each of the Related Instruments, when executed and delivered by Polychem and Shareholder to Ecesis at the Closing, will be a valid and binding obligation of Polychem and Shareholder, enforceable against each of them in accordance with its terms.

     4.3 No Violation. Except as set forth on Schedule 4.3, neither the execution and delivery by Polychem and Shareholder of this Agreement or any of the Related Instruments, nor the consummation by Polychem and Shareholder of the transactions contemplated hereby or thereby, will (i) violate any provision of the certificate of incorporation, bylaws, or other governing documents of Polychem, or (ii) violate, conflict with, or constitute a default (or an event or condition which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or cause the acceleration of the maturity of any liability or obligation pursuant to, or result in the creation or imposition of any security interest, lien, charge or other encumbrance upon any of the Assets under any note, bond, mortgage, indenture, deed of trust, license, lease, contract, commitment, understanding, arrangement, agreement or restriction of any kind to which Polychem or Shareholder is a party or by which Polychem or Shareholder may be bound or affected or to which any of the Assets may be subject, or (iii) violate any statute or law or any judgment, decree, order, writ, injunction, regulation or rule of any court or governmental authority.

     4.4 Capitalization; Subsidiaries. Shareholder owns 100% of the outstanding capital stock of Polychem. Polychem does not, directly or indirectly, own or control capital stock or other equity securities of any corporation, partnership, limited liability company, limited liability partnership or other entity or other right to purchase or any security convertible into or exchangeable for, any such capital stock or other equity interest.

     4.5 No Undisclosed or Contingent Liabilities. Except for the Assumed Liabilities, liabilities reflected on the balance sheet of Polychem dated as of September 30, 2001 (the "Balance Sheet") and liabilities set forth on Schedule 4.5, Polychem has no liabilities or obligations of any nature (whether absolute, accrued, contingent or otherwise and whether due or to become due) and, to Polychem's and Shareholder's knowledge, there is no basis for the assertion against Polychem of any such other liability or obligation except, in either case, for liabilities and obligations of any nature (whether absolute, accrued, contingent or otherwise and whether due or to become due) incurred in the ordinary course of business since the date of the Balance Sheet.

     4.6 Consents and Approvals. Except for consents and approvals that have been obtained and as set forth on Schedule 4.6 and the filing of the Proxy Statement, Polychem is not required to obtain, transfer or cause to be transferred any consent, approval, license, permit or authorization of, or make any declaration, filing or registration with, any third party or any governmental authority in connection with (a) the execution and delivery by Polychem and Shareholder of this Agreement or the Related Instruments, (b) the consummation by Polychem and Shareholder of the transactions contemplated hereby or thereby or (c) the ownership and operation by Ecesis of the Assets.

     4.7 Good Title Conveyed, Etc. Except as set forth on Schedule 4.7 and subject to obtaining the consents set forth in Schedule 4.6, Polychem has complete and unrestricted power and the unqualified right to sell, assign, transfer and deliver to Ecesis, and upon consummation of the transactions contemplated by this Agreement, Ecesis will acquire good and valid title to, the Assets, free and clear of all mortgages, pledges, liens, security interests, conditional sales agreements, encumbrances or charges of any kind. Except as set forth on Schedule 4.7, the Related Instruments, when duly executed and delivered by Polychem to Ecesis at the Closing, will effectively vest in Ecesis good and valid title to all of the Assets.

     4.8 No Brokers. Neither Polychem nor Shareholder has taken any action that would give rise to any claim by any person for brokerage commissions, finder's fees or similar payments relating to this Agreement or the transactions contemplated hereby.

     4.9 Proxy Statement. The information supplied or to be supplied by Polychem and Shareholder for inclusion in the proxy statement (the "Proxy Statement") to be sent to the stockholders of the Shareholder in connection with the meeting of stockholders to consider this Agreement, the sale of the Assets and the transactions contemplated thereby (the "Shareholders' Meeting") shall not, on the date the Proxy Statement is first mailed to the stockholders of the Shareholder, at the time of the Shareholders' Meeting and on the Closing Date, contain any statement which, at such time and in light of the circumstances under which it is was made, is false or misleading with respect to any material fact, or omit to state any material fact necessary in order to make the statements made in the Proxy Statement not false or misleading, or omit to state any material fact necessary to correct any statement in any earlier communication with respect to the solicitation of proxies for the Shareholders' Meeting which has become false or misleading. If at any time prior to the Closing Date any event relating to Polychem, Shareholder or any of their Affiliates, officers or directors should be discovered by Polychem which should be set forth in any supplement to the Proxy Statement, Polychem shall promptly inform Ecesis.

               ARTICLE V. REPRESENTATIONS AND WARRANTIES OF BUYER

     Ecesis represents and warrants to Polychem and Shareholder as follows:

     5.1 Organization, Etc. Ecesis is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware. Copies of the certificate of formation and initial operating agreement of Ecesis have been delivered to Polychem, and such copies are complete and correct and in full force and effect on the date of this Agreement.

     5.2 Authorization. Ecesis has all requisite power and authority to execute and deliver this Agreement and the Related Instruments to which it is a party and to consummate the transactions contemplated hereby and thereby. Ecesis has taken all action required by law and its certificate of formation or initial operating agreement or bylaws or otherwise to authorize the execution and delivery of this Agreement and the Related Instruments to which it is a party and to consummate the transactions contemplated hereby and thereby. This Agreement is a valid and binding obligation of Ecesis, enforceable against Ecesis in accordance with its terms. Each of the Related Instruments to which Ecesis is a party, when executed and delivered by the parties thereto at the Closing, will be a valid and binding obligation, enforceable against Ecesis in accordance with its terms.

     5.3 No Violation. Neither the execution and delivery by Ecesis of this Agreement and the Related Instruments to which it is a party, nor the consummation by Ecesis of the transactions contemplated hereby or thereby, will
(i) violate any provision of the certificate of formation or initial operating agreement of Ecesis or (ii) violate, conflict with, or constitute a default (or an event or condition which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or cause the acceleration of the maturity of any liability or obligation pursuant to, or result in the creation or imposition of any security interest, lien, charge or other encumbrance upon any of the property or assets of Ecesis under any note, bond, mortgage, indenture, deed of trust, license, lease, contract, commitment, understanding, arrangement, agreement or restriction of any kind or character to which Ecesis is a party or by which it may be bound or affected or to which any of its property or assets may be subject, or (iii) violate any statute or law or any judgment, decree, order, writ, injunction, regulation or rule of any court or governmental authority.

     5.4 Consents and Approvals. Except for consents and approvals that have been obtained and as set forth on Schedule 5.4, Ecesis is not required to obtain, transfer or cause to be transferred any consent, approval, license, permit or authorization of, or make any declaration, filing or registration with, any third party or any governmental authority in connection with (a) the execution and delivery by Ecesis of this Agreement, (b) the consummation by Ecesis of the transactions contemplated hereby or thereby, or (c) the ownership and operation by Ecesis of the Assets.

     5.5 Good Title Conveyed, Etc. Ecesis has complete and unrestricted power and the unqualified right to sell, assign, transfer and deliver to Polychem, and upon consummation of the transactions contemplated by this Agreement, Polychem will acquire good and valid title to, the Series A Preferred and the Warrant, free and clear of all mortgages, pledges, liens, security interests, conditional sales agreements, encumbrances or charges of any kind.

     5.6 No Brokers. Ecesis has not taken any action that would give rise to a claim by any person for brokerage commissions, finder's fees or similar payments relating to this Agreement or the transactions contemplated hereby.

                             ARTICLE VI. COVENANTS

     6.1 Access and Investigation. Between the date of this Agreement and the Closing Date, Polychem and Shareholder will (a) afford Ecesis and its agents full and free access to Polychem's personnel, properties, contracts, books and records, and other documents and data, (b) furnish Ecesis and its agents with copies of all such contracts, books and records, and other existing documents and data as Ecesis may reasonably request and (c) furnish Ecesis and its agents with such additional financial, operating and other data and information as Ecesis may reasonably request.

     6.2 Operation of the Business. Between the date of this Agreement and the Closing Date, Polychem and Shareholder will:

     (a) Conduct the Business only in the ordinary course of business;

     (b) Use commercially reasonable efforts to preserve intact the current business organization, keep available the services of the current officers, employees, and agents of Polychem, and maintain the relations and good will with suppliers, customers, landlords, creditors, employees, agents, and others having business relationships with Polychem;

     (c) Confer with Ecesis concerning operational matters of a material nature; and

     (d) Otherwise report periodically to Ecesis concerning the status of the Business, the Assets and the operations and finances of Polychem.

     6.3 Required Approvals. As promptly as practicable after the date of this Agreement, Polychem and Shareholder will use commercially reasonable efforts to obtain all consents and make any filings reasonably necessary in order to consummate the transactions contemplated by this Agreement. Between the date of this Agreement and the Closing Date, Ecesis, Polychem and Shareholder will (a) cooperate with respect to all filings that any party hereto shall elect to make or is required by law to make in connection with the transactions contemplated by this Agreement and (b) cooperate in obtaining all consents identified in
Schedule 4.6 and Schedule 5.4.

     6.4 Exclusivity. Until such time, if any, as this Agreement is terminated pursuant to Article IX, neither Polychem nor Shareholder will directly or indirectly solicit, initiate, or encourage any inquiries or proposals from, discuss or negotiate with, provide any non-public information to, or consider the merits of any unsolicited inquiries or proposals from, any Person relating to any transaction involving the sale of the business or assets of Polychem or any of the capital stock or membership interests of Polychem, or any merger, consolidation, business combination, or similar transaction involving Polychem.

     6.5 Proxy Statement. As promptly as practicable after the execution of this Agreement, Shareholder shall prepare and file with the Securities and Exchange Commission (the "SEC") the Proxy Statement. The Proxy Statement shall include the recommendations of the Board of Directors of Shareholder in favor of this Agreement, the sale of the Assets and the transactions contemplated thereby. Polychem and Shareholder shall use their reasonable efforts to cause the Proxy Statement to be filed with the SEC and shall immediately deliver to Ecesis any and all comments to the Proxy Statement received from the SEC upon receipt thereof. As promptly as practicable after the filing of the final Proxy Statement with the SEC, Polychem and Shareholder shall use their reasonable efforts to cause the Proxy Statement to be disseminated to the stockholders of Shareholder.

     6.6 Shareholders' Meeting. Shareholder shall take all necessary steps in accordance with its articles of incorporation and by-laws to call, give notice of, convene and hold the Shareholders' Meeting as soon as practicable after the final Proxy Statement is filed and disseminated to the stockholders of Shareholder for the purpose of approving this Agreement and the sale of the Assets and for such other purposes as may be necessary. Unless this Agreement shall have been validly terminated as provided herein, the Board of Directors of Shareholder will (i) recommend to its stockholders the approval of this Agreement, the sale of the Assets and the transactions contemplated thereby and any other matters to be submitted to the stockholders of Shareholder in connection therewith, to the extent that such approval is required by applicable law in order to consummate such transactions, and (ii) use its reasonable, good faith efforts to obtain the approval of its stockholders of this Agreement, the sale of the Assets and the transactions contemplated thereby and to solicit from its stockholders proxies in favor of such matters.

     6.7 Fiduciary Duty. Notwithstanding any other provision of this Agreement, if the Board of Directors of Shareholder determines in good faith that it is required to do so in order to comply with its fiduciary duties, the Board of Directors may withdraw or modify its recommendation to the stockholders of Shareholder and cause Shareholder or Polychem to take such action with respect to the matters set forth in Sections 6.5 and 6.6 hereof as the Board of Directors shall in good faith deem reasonably necessary or appropriate in connection with such determination.

     6.8 Use of Name. At the Closing, Polychem shall cause an amendment to its certificate of incorporation to be filed with the Secretary of State of the Commonwealth of Pennsylvania changing its name to a name bearing no resemblance and that is not confusingly similar to "Polychem." After the Closing, neither Polychem nor Shareholder shall use or permit any of its or their Affiliates to use such name or any variants or derivatives thereof or any other name that is confusingly similar. Polychem shall execute and deliver to Ecesis, at or before the Closing, all consents requested by Ecesis to enable Ecesis to use such name and shall otherwise cooperate with Ecesis in connection therewith.

     6.9 Commercially Reasonable Efforts. Between the date of this Agreement and the Closing Date, Ecesis, Polychem and Shareholder will use commercially reasonable efforts to cause the conditions in Articles VII and VIII to be satisfied.

                ARTICLE VII. CONDITIONS TO OBLIGATIONS OF ECESIS

     The obligations of Ecesis to purchase the Assets are subject to the satisfaction, at or before the Closing, of each of the following conditions:

     7.1 Representations and Warranties. The representations and warranties of Polychem and Shareholder contained herein, and the statements contained in any schedule, instrument, list, certificate or writing delivered by Polychem and Shareholder pursuant to this Agreement shall be true, complete and accurate in all material respects as of the date when made and, as of the Closing Date as though such representations and warranties were made at and as of such dates, except for any changes expressly permitted by this Agreement.

     7.2 Performance. Polychem and Shareholder shall have performed and complied in all material respects with all covenants, agreements, obligations and conditions required by this Agreement to be performed or complied with by Polychem and Shareholder at or prior to the Closing. Polychem and Shareholder agree that the Assets are unique and that damages would not be an adequate remedy for their breach of this Agreement. Therefore, in the event that Polychem and/or Shareholder fail to refuse to satisfy conditions to Closing, or to otherwise perform their obligations hereunder, Polychem and Shareholder agree that Ecesis may enforce specific performance of this Agreement by appropriate proceedings in any court.

     7.3 No Proceeding or Litigation. There shall not be threatened, instituted or pending any suit, action, investigation, inquiry or other proceeding by or before any court or governmental or other regulatory or administrative agency or commission requesting or looking toward an order, judgment or decree that (a) restrains or prohibits the consummation of the transactions contemplated hereby,
(b) could have a material adverse effect on Ecesis' ability to exercise control over or manage the Assets after the Closing or (c) could have a Material Adverse Effect.

     7.4 Officers' Certificate. Polychem shall have delivered to Ecesis a certificate, dated as of the Closing Date, executed by its Chief Executive Officer and Chief Financial Officer certifying the fulfillment of the conditions specified in Sections 7.1, 7.2, and 7.3.

     7.5 Secretary's Certificates. Each of Polychem and Shareholder shall have delivered to Ecesis a certificate, dated as of the Closing Date, executed by its Secretary, certifying as to its certificate of incorporation, bylaws, or other governing documents and resolutions adopted by its board of directors with respect to the transactions contemplated hereby.

     7.6 Documents. The Related Instruments and all other documents to be delivered by Polychem and Shareholder to Ecesis at the Closing shall have been so delivered and shall be satisfactory in form and substance to Ecesis.

     7.7 Consents and Approvals. All licenses, permits, consents, approvals and authorizations of all third parties and governmental bodies and agencies shall have been obtained that are necessary in connection with (a) the execution and delivery of this Agreement or the Related Instruments, (b) the consummation of the transactions contemplated hereby or thereby or (c) the ownership and operation by Ecesis of the Assets, and copies of all such licenses, permits, consents, approvals and authorizations shall have been delivered to Ecesis.

     7.8 Shareholder Approval. The stockholders of Shareholder shall have approved this Agreement, the sale of the Assets to Ecesis and the transactions contemplated thereby.

                    ARTICLE VIII. CONDITIONS TO OBLIGATIONS
                           OF POLYCHEM AND SHAREHOLDER

     The obligations of Polychem and Shareholder under this Agreement are subject to the satisfaction, at or before the Closing, of each of the following conditions:

     8.1 Representations and Warranties. The representations and warranties of Ecesis contained herein shall be true, complete and accurate in all material respects as of the date when made and at and as of the Closing Date as though such representations and warranties were made at and as of such date, except for any changes expressly permitted by this Agreement. Notwithstanding anything to the contrary set forth herein, if as of the Closing Date either party knew, or through the exercise of reasonable diligence should have known, of any breach by the other party of a representation or warranty and proceeds with Closing, such breach shall be deemed waived.

     8.2 Performance. Ecesis shall have performed and complied in all material respects with all covenants, agreements, obligations and conditions required by this Agreement to be so performed or complied with by it at or prior to the Closing, including without limitation timely payment of royalties.

     8.3 No Injunction. On the Closing Date, there shall be no effective injunction, writ, preliminary restraining order or other order issued by a court of competent jurisdiction restraining or prohibiting the consummation of the transactions contemplated hereby.

     8.4 Shareholder Approval. The stockholders of Shareholder shall have approved this Agreement, the sale of the Assets to Ecesis and the transactions contemplated thereby.

                            ARTICLE IX. TERMINATION

     9.1 Termination Events. This Agreement may, by notice given prior to or at the Closing, be terminated:

     (a) By either Ecesis or Polychem if a material breach of any provision of this Agreement has been committed by the other party and such breach has not been waived;

     (b) By either Ecesis or Polychem if the Board of Directors of Shareholder determines in good faith that its fiduciary duties require that it refrain from recommending (or withdraw or modify adversely to Ecesis its prior recommendation) that the stockholders of Shareholder approve the transactions contemplated by this Agreement;

     (c) (i) by Ecesis if any of the conditions in Article VI or VII has not been satisfied as of the Closing Date or if satisfaction of such a condition is or becomes impossible (other than through the failure of Ecesis to comply with its obligations under this Agreement) and Ecesis has not waived such condition on or before the Closing Date; or (ii) by Polychem, if any of the conditions in
Article VIII has not been satisfied of the Closing Date or if satisfaction of such a condition is or becomes impossible (other than through the failure of Polychem or Shareholder to comply with its obligations under this Agreement) and Polychem has not waived such condition on or before the Closing Date;

     (d) By mutual consent of Ecesis and Polychem; or

     (e) By either Ecesis or Polychem if the Closing has not occurred (other than through the failure of any party seeking to terminate this Agreement to comply fully with its obligations under this Agreement) on or before 120 days from the date hereof or such later date as the parties may agree upon.

     9.2 Effect of Termination. Each party's right of termination under Section
9.1 is in addition to any other rights it may have under this Agreement or otherwise, and the exercise of a right of termination will not be an election of remedies. If this Agreement is terminated pursuant to Section 9.1, all further obligations of the parties under this Agreement will terminate, except that the obligations in Section 11.2 will survive; provided, however, that if this Agreement is terminated by a party because of the breach of the Agreement by the other party or because one or more of the conditions to the terminating party's obligations under this Agreement is not satisfied as a result of the other party's failure to comply with its obligations under this Agreement, the terminating party's right to pursue all legal remedies will survive such termination unimpaired. If the Closing does not occur (a) Ecesis' aggregate liability for damages to Polychem or Shareholder for any breach of this Agreement shall be limited to the amount of the Deposit plus reasonable attorneys fees and costs and (b) the aggregate liability of Polychem and Shareholder to Ecesis for damages for any breach of this Agreement shall be limited to $150,000 plus reasonable attorneys fees and costs.

                  ARTICLE X. INDEMNIFICATION AND CONTRIBUTION

     10.1 Survival of Representations and Covenants. All representations and warranties made by any party to this Agreement or pursuant hereto shall survive the Closing hereunder and any investigation made by or on behalf of any party hereto for a period of two years following the Closing Date; provided, however, that in the case of fraud, all such representations and warranties shall survive indefinitely and provided that the representations and warranties under Sections 4.1, 4.2, 4.3(i) and (iii), 4.8, 5.1, 5.2, 5.3(i) and (iii) and 5.6 shall survive indefinitely. Subject to Section 9.2, the Closing shall not have the effect of terminating any covenant or obligations of the parties hereto which are applicable after the Closing.

     10.2 Indemnification.

     (a) Subject to the terms and conditions of this Article X, Polychem and Shareholder shall indemnify, defend and hold harmless Ecesis from and against all demands, claims, actions or causes of action, assessments, losses, damages, liabilities, costs and expenses, including interest, penalties and reasonable attorneys' fees and expenses (collectively, "Damages"), asserted against, resulting to, imposed upon or incurred by Ecesis, directly or indirectly, by reason of or resulting from (i) other than the Assumed Liabilities, any liabilities or obligations of Polychem (whether absolute, accrued, contingent or otherwise) existing as of the Closing or arising out of facts, conditions or circumstances existing at or prior thereto, whether or not such liabilities, obligations or claims were known at the time of the Closing, including without limitation, any liability or obligation arising out of the ownership of the Assets or the conduct of the Business prior to the Closing; (ii) a breach of any representation, warranty, covenant or agreement of Polychem contained in or made pursuant to this Agreement or any Related Instrument; and (iii) any claim asserted against Ecesis or any of its Affiliates with respect to any taxes relating to Polychem's operations or properties (collectively, "Ecesis' Claims").

     (b) Subject to the terms and conditions of this Article X, Ecesis shall indemnify, defend and hold harmless Polychem and Shareholder from and against all Damages asserted against, resulting to, imposed upon or incurred by Polychem, directly or indirectly, by reason of or resulting from (i) the Assumed Liabilities; and (ii) a breach of any representation, warranty, covenant or agreement of Ecesis contained in or made pursuant to this Agreement (collectively, "Polychem's Claims") (Ecesis' Claims and Polychem's Claims collectively referred to as "Claims," each, a "Claim").

     (c) Notwithstanding any provision in this Article X to the contrary, no party hereto shall be required to indemnify any Person pursuant to this Article X unless and until the aggregate amount of Claims as to which indemnification would be required from such party (but for the provisions of this Section 10.2(c)) exceeds $25,000 (the "Indemnity Threshold"), and thereafter such party shall be required in the manner and to the extent otherwise provided in this
Article X, to indemnify any Person and to pay all amounts required to be paid by such party in respect of such Claims, irrespective of the Indemnity Threshold. The amount of each Claim shall be adjusted to provide the Indemnifying Party (as defined below) the benefit of (i) any insurance coverage provided with respect to a Claim and (ii) any tax benefit realized by the Indemnified Party (as defined below) with respect to a Claim.

     10.3 Third Party Claims. The obligations and liabilities of Ecesis, on the one hand, and Polychem and Shareholder, on the other hand, as indemnifying parties (each, an "Indemnifying Party") to indemnify Polychem and the Shareholders and Ecesis, respectively (each, an "Indemnified Party"), under
Section 10.2 with respect to Claims made by third parties shall be subject to the terms and conditions set forth in this Section 10.3. The Indemnified Party shall give written notice to the Indemnifying Party of any Claim with respect to which it seeks indemnification promptly after the discovery by such party of any matters giving rise to such Claim for indemnification; provided that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under Section 10.2 unless it shall have been prejudiced by the omission to provide such notice. In case any action, suit, claim or proceeding is brought against an Indemnified Party, the Indemnifying Party shall be entitled to participate in the defense thereof and, to the extent that it may wish, to assume the defense thereof, with counsel reasonably satisfactory to the Indemnified Party. After notice from the Indemnifying Party of its election so to assume the defense thereof, the Indemnifying Party will not be liable to the Indemnified Party under Section
10.2 for any legal or other expense subsequently incurred by the Indemnified Party in connection with the defense thereof; provided, however, that (a) if the Indemnifying Party shall elect not to assume the defense of such claim or action or (b) if the Indemnified Party reasonably determines that there may be a conflict between the positions of the Indemnifying Party and the Indemnified Party in defending such claim or action, then separate counsel shall be entitled to participate in and conduct such defense, and the Indemnifying Party shall be liable for any reasonable legal or other expenses incurred by the Indemnified Party in connection with such defense. The Indemnifying Party shall not be liable for any settlement of any action, suit, claim or proceeding effected without its written consent, which consent shall not be unreasonably withheld or delayed. The Indemnifying Party shall not, without the Indemnified Party's prior written consent, settle or compromise any action, suit, claim or proceeding to which the Indemnified Party is a party or consent to entry of any judgment in respect thereof, unless the Indemnifying Party discharges or assumes any and all liabilities or obligations in connection with such settlement and the settlement
(i) includes an unconditional release of the Indemnified Party from all liability, (ii) requires only the payment of money and (iii) does not include an admission of guilt.

     10.4 Contribution. In the event that the foregoing indemnity is unavailable to an Indemnified Party for any reason, the Indemnifying Party shall contribute to any such Damages and shall do so in such proportion as is appropriate to reflect the relative fault of each party in connection with the conduct that resulted in the Damages. The parties agree that it would not be just or equitable if contributions were determined by pro rata allocation or by any other method of allocation that does not take account of relative fault and other equitable considerations.

     10.5 Remedies Cumulative. Except as expressly provided in this Agreement, the remedies provided herein shall be cumulative and shall not preclude assertion by any party hereto of any other rights or the seeking of any other remedies against any other party hereto.

                    ARTICLE XI. NONCOMPETE AND NONDISCLOSURE

     11.1 Noncompetition. Polychem and the Shareholder covenant and agree that, for a period of five (5) years after the Closing Date, Polychem and the Shareholder shall not, anywhere in the world, directly or indirectly engage in, assist or have an interest in (whether as proprietor, partner, investor, lender, shareholder, member, officer, director or any other type of owner or principal whatsoever), or enter into the employment of or act as an agent for, or advisor or consultant to, any Person engaged in the business of manufacturing, marketing and distributing products which compete with the Products. For purposes hereof, the term "shareholder" shall not include beneficial ownership of less than three percent (3%) of the combined voting power of all issued and outstanding voting securities of a publicly-held corporation whose stock is, or at the time of acquisition of such securities was, traded on a major stock exchange or quoted on NASDAQ.

     11.2 Nondisclosure. Polychem and the Shareholder covenant and agree that they will not at any time following disclose, directly or indirectly, or make available to any Person, or in any manner use for their own benefit, any Confidential Information or trade secrets relating to the Products or the Business, including, without limitation, business strategies, operating plans, acquisition strategies (including the identities of (and any other information concerning) possible acquisition candidates), pro forma financial information, market analysis, acquisition terms and conditions, personnel information, product information (whether existing, former, or proposed), trade secrets, sources of leads and methods of obtaining new business, know-how, customer lists and relationships, supplier lists and relationships, manufacturing and distribution methods or any other methods of doing and operating the Business, or other non-public proprietary and confidential information relating to the Business, except to the extent that such information (i) is obtained from a third party whom the disclosing party has no reason to believe is bound by a duty of confidentiality, (ii) relates to information that is or becomes generally known to the public other than as a result of a breach of this Agreement, or (iii) is required to be disclosed by law or judicial administrative process (in which case prior to such disclosure the disclosing party shall promptly provide prior written notice of such required disclosure to Ecesis in order to afford Ecesis the opportunity to seek an appropriate protective order preventing such disclosure).

     11.3 Injunctive Relief. Polychem and the Shareholder agree that any breach of this Article XI by them will cause irreparable damage to the business of Ecesis and that in the event of such breach Ecesis shall have, in addition to any and all remedies of law, the right to an injunction, specific performance or other equitable relief in any court of competent jurisdiction to prevent the violation of his obligations hereunder. Nothing herein contained shall be construed as prohibiting Ecesis from pursuing any other remedy available for such breach or threatened breach. The prevailing party in any litigation arising under this Article XI shall be entitled to recover his or its attorneys' fees and expenses in addition to all other available remedies.

                           ARTICLE XII. MISCELLANEOUS

     12.1 Press Releases and Public Announcements. The parties shall cooperate in the preparation of a joint press release to be issued following the Closing. Unless required by law, Ecesis, on the one hand, nor Polychem or Shareholder, on the other hand, shall issue any press release or make any public announcement relating to the subject matter of this Agreement prior to the Closing without the prior written approval of the other party.

     12.2 Confidentiality. Polychem, Shareholder and Ecesis shall hold, and shall cause their respective members, employees, consultants and advisors to hold, in strict confidence, unless compelled to disclose by judicial or administrative process or by other requirements of law, all documents and information concerning the other parties furnished to it by any other party or its representatives in connection with the transactions contemplated by this Agreement (except to the extent that such information shall be shown to have been (a) previously known by the party to which it was furnished, (b) in the public domain through no fault of such party or (c) later lawfully acquired from other sources by the party to which it was furnished), and each party shall not release or disclose such information to any other person, except its auditors, attorneys, financial advisors, bankers and other consultants and advisors in connection with the transactions contemplated by this Agreement. Each party shall be deemed to have satisfied its obligation to hold confidential information concerning or supplied by the other party if it exercises the same care as it takes to preserve confidentiality for its own similar information.

     12.3 Further Assurances. From time to time, at the request of Ecesis and without further consideration, Polychem and Shareholder shall execute and deliver to Ecesis such documents and take such other action as Ecesis may reasonably request in order to consummate the transactions contemplated hereby and to vest in Ecesis good and valid title to the Assets.

     12.4 Parties in Interest. This Agreement shall be binding upon, inure to the benefit of, and be enforceable by the respective successors and permitted assigns of the parties hereto. Except as otherwise expressly provided herein, the rights and obligations of Ecesis hereunder may not be assigned without the prior written consent of Polychem and Shareholder, and the rights and obligations of Polychem and Shareholder hereunder may not be assigned without the prior written consent of Ecesis.

     12.5 Entire Agreement. This Agreement, the exhibits, the schedules and other writings among the parties hereto contain the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior understandings and agreements with respect to the subject matter hereof and thereof, including without limitation, any and all term sheets between the parties hereto.

     12.6 Amendments and Waivers. No consent hereunder may be given and no provision hereof may be waived except by a written instrument signed by the party to be charged with such consent or waiver. This Agreement may not be amended except by a written instrument duly executed by all of the parties hereto. Any amendment or waiver effected in accordance with this Section 12.6 shall be binding upon all of the parties hereto.

     12.7 Headings. The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     12.8 Notices. All notices, claims, certificates, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally, mailed (registered or certified mail, postage prepaid, return receipt requested) or by facsimile transmission with written confirmation (if a copy of such facsimile transmission is contemporaneous sent by first class mail) as follows:

If to Ecesis:                                   Ecesis LLC
                                                Franklin Avenue and Grant Street
                                                Phoenixville, PA  19460
                                                Attention: Paul A. DeJuliis, President
                                                Facsimile No.:  (610) 935-7151

with a copy to:                                 McCausland, Keen & Buckman
                                                Radnor Court, Suite 160
                                                259 North Radnor-Chester Road
                                                Radnor, PA 19087
                                                Attention:  Marc S. Maser, Esquire
                                                Facsimile No.:  (610) 341-1099

If to Polychem or Shareholder:                  Polychem Corporation
                                                Franklin Avenue and Grant Street
                                                Phoenixville, PA  19460
                                                Attention:  Edward F. Sager, Jr., President
                                                Facsimile No.:  (610) 935-7151

with a copy to:                                 Klehr, Harrison, Harvey, Branzburg & Ellers LLP
                                                260 South Broad Street
                                                Philadelphia, PA  19102
                                                Attention:  Lawrence D. Rovin, Esquire
                                                Facsimile No.:  (215) 568-6603

or to such other address as the person to whom notice is to be given may have previously furnished to the others in writing in the manner set forth above, provided that notice of a change of address shall be deemed given only upon receipt.

     12.9 Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, without regard to its or any other jurisdiction's conflicts of laws principles. Any legal action or proceeding with respect to this Agreement or for recognition and enforcement of any judgment in respect hereof brought by any party hereto or its successors or assigns shall be brought and determined in the federal or state courts located in Philadelphia, Pennsylvania, and each party hereto submits with regard to any such action or proceeding for itself and in respect to its property, generally and unconditionally, to the exclusive jurisdiction of such courts, and agrees that service of process in any such action or proceeding shall be effective if mailed to such party at the address specified herein. To the fullest extent permitted by law, each party hereto irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement any claim that (a) it is not personally subject to the jurisdiction of such courts for any reason, (b) that it or its property is exempt or immune from jurisdiction of any court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise), (c) the suit, action or proceeding in any such court is brought in an inconvenient forum, (d) the venue of such suit, action or proceeding is improper and (e) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.

     12.10 Third Parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give to any person, other than the parties hereto and their successors or permitted assigns, any rights or remedies under or by reason of this Agreement.

     12.11 Counterparts. This Agreement may be executed by facsimile and in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     12.12 Expenses. Each party hereto will bear its own costs and expenses (including fees and expenses of legal counsel, accountants, investment bankers, brokers or other representatives or consultants) incurred in connection with this Agreement and the transactions contemplated hereby.

     12.13 Construction. Ecesis, Polychem and Shareholder have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the parties hereto and no presumption or burden of proof will arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

     12.14 Incorporation of Exhibits and Schedules. The exhibits and the schedules identified in this Agreement are incorporated herein by reference and made a part hereof.

     12.15 Right of Set-off. Notwithstanding any provision hereof to the contrary, Ecesis shall be entitled to set-off (i) any amounts due to Ecesis from Polychem or from Shareholder hereunder, whether by reason of indemnification under Section 10.2(a), or otherwise, against (ii) amounts due to Polychem hereunder (including without limitation indemnification under Section 10.2(b) or amounts due under the Promissory Note). Any set-off shall be applied against amounts payable to Polychem or Shareholder in the chronological order all amounts of every kind payable to Polychem or Shareholder are due until the set-off is complete. Amounts due to Polychem or Shareholder may be set off against amounts due from Polychem or Shareholder. Notwithstanding any provision hereof or of the Promissory Note to the contrary, upon the occurrence of any event or existence of any condition which Ecesis reasonably believes will result in a claim for indemnification under Section 10.2(a), Ecesis may withhold from amounts otherwise due under the Promissory Note an amount equal to Ecesis' reasonable estimate of the amount of such claim until such time as the actual amount of Ecesis' indemnification claim, and right of set-off hereunder, is determined.

                       ARTICLE XIII. OTHER DEFINED TERMS

     13.1 Other Defined Terms. As used in this Agreement, the following terms have the meanings indicated:

          "Affiliate" of a specified person means a person that directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the person specified.

          "control", for the purposes of the definitions of Affiliate and Related Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise, and shall be construed as such term is used in the rules promulgated under the Securities Act.

          "Copyrights" means all registered and unregistered copyrights in both published works and unpublished works.

          "including" means including but not limited to.

          "Intellectual Property" shall mean any and all intellectual property now or hereafter owned by or licensed to Polychem by third parties including, without limitation, any and all inventions, Patents, know-how (including without limitation formulas, processes, techniques, methods, technology, products, apparatuses, materials and compositions), trademarks, trademark registrations, trademark applications, service marks, trade names and all other names and slogans embodying business or product, goodwill (or both), copyrights, mask works, Trade Secrets, computer software, documentation, instruction manuals, operating manuals, method plans, procedures, models, molds, specifications, Websites and all other intellectual property rights, whether or not subject to statutory registration or protection.

          "Marks" means Polychem's name, all assumed fictional business names, trading names, registered and unregistered trademarks, service marks, and applications therefore.

          "Material Adverse Effect" means any material adverse effect on the operations, financial condition, assets, liabilities, earnings or prospects of the Business, the Assets or the ownership or operation of the Business or the Assets by the Ecesis.

          "Patents" means all patents, patent applications, and inventions and discoveries that may be patentable.

          "Person" means an individual, a partnership, corporation, limited liability company, limited liability partnership, trust, unincorporated organization, other entity or group.

          "Products" means those plastic products currently being produced and sold by Polychem, as described on Exhibit "E" hereto.

          "Trade Secrets" means all know-how, trade secrets, confidential or proprietary information, customer lists, software, technical information, data, process technology, plans, drawings, designs, blue prints and molds.

          "Websites " means all rights in internet websites (including the content thereof) and internet domain names presently used by Polychem.

         IN WITNESS WHEREOF, this License and Asset Purchase Agreement has been duly executed and delivered by the undersigned as of the date first written above.



                                           Ecesis LLC


                                           By:__________________________________
                                              Name: Paul A. DeJuliis
                                              Title: President

                                           Polychem Corporation


                                           By:__________________________________
                                              Name: Edward F. Sager, Jr.
                                              Title: President


                                           ConMat Technologies, Inc.


                                           By:__________________________________
                                              Name: Edward F. Sager, Jr.
                                              Title: President

                                    Annex B
                                    -------


                                                                           DRAFT

                                                                _____ ____, 2002

The Board of Directors
ConMat Technologies, Inc.
Franklin Avenue and Grant Street
Phoenixville, PA  19360

Attention: Edward F. Sager, Jr.

Dear Mr. Sager:

         You have requested the opinion of Ogorek & Company Inc. ("Ogorek") as to the fairness, from a financial point of view, as of the date hereof, to the shareholders of ConMat Technologies, Inc. ("ConMat") of the consideration to be paid to Polychem Corporation ("Polychem"), a wholly owned subsidiary of ConMat, for the proposed sale of all of Polychem's product lines of custom engineered plastic molded products and certain related assets (the "Sale") as more fully described in the Licenses and Asset Purchase Agreement dated March 20, 2002 (the "Purchase Agreement"), by and among Ecesis LLC, a Delaware limited liability company, Polychem, and ConMat. Pursuant to the Purchase Agreement, Polychem will receive approximately $1,650,000 from Ecesis. The purchase price will consist of
(i) $500,000 in cash paid at closing of the Sale, (ii) $1,150,000 pursuant to a promissory note delivered to Polychem at closing, and by delivering to Polychem of 382,500 shares of ConMat's Series C Preferred Stock and warrants to purchase 382,500 shares of ConMat common stock owned by Ecesis. As described in the Purchase Agreement, at December 31, 2001, the Series C Preferred Stock has a liquidation preference of $ 1,199,478 and accrued and unpaid dividends of $118,303.

         Ogorek, as part of its financial advisory business, is regularly engaged in the valuation of assets, securities and companies in connection with various types of asset and security transactions, including mergers, acquisitions, and valuations for various other purposes, and in the determination of adequate consideration in such transactions.

Mr. Edward F. Sager, Jr.
_____ ___, 2002
Page 2

         Ogorek has no present or contemplated future interest in ConMat, Polychem or Ecesis and neither employment nor compensation in connection with this report is in any way contingent upon the conclusions reached.

         In arriving at our opinions, we considered the following factors, among others, which we deemed relevant:

         1. Historical financial performance, current financial conditions and future prospects of Polychem.

         2. Industry information and trends as they related to Polychem, including, but not limited to, industry acquisition multiples.

         3. Stock market performance and trading activity of ConMat, where applicable, and comparison to similar public companies, including, but not limited to, price to earnings ratios, other valuation multiples, and future growth prospects.

         4. Information, to the extent available, on mergers and acquisition transactions involving similar companies.

         5. Discounted cash flow analysis and liquidation analysis, where applicable, for Polychem.

         6. Licenses and Asset Purchase Agreement dated March 20, 2002 and its Exhibits.

         7. Supply Agreement, dated March 20, 2002, among Polychem, Ecesis, Ensinger Vekton, Inc. and Putnam Precision Molding, Inc.


         Our financial analysis was based upon, but not limited to, a review of the following sources of information examined during the course of this engagement:

         1. Preliminary Proxy Statement dated _______ and its Exhibits.

Mr. Edward F. Sager, Jr.
_____ ___, 2002
Page 3

         2. SEC filings by Polychem, including 10K's for the calendar years 1999 and 2000, as well as, 10Q's and other SEC Reports filed in the years 1999 through 2001.

         3. Internally projected income statements and balance sheets for Polychem for 2002 and 2003. We also reviewed management's assumptions for projections for the years 2004 through 2006.

         4. Plan of Liquidation and Distribution dated _______ prepared by management.

         5. ConMat/Polychem Plan of Reorganization.

         6. Settlement Agreement dated October 25, 2001 and modified December 5, 2001, by and among John W. Morris (Chapter 11 Trustee for the Eastwind Group), Paul A. DeJulius, ConMat and Polychem.

         7. Appraisal of the real estate asset of Polychem as of _________.

         8. Dow Jones news articles and press releases for the period January 1, 1999 through March 31, 2002.

         During the course of our engagement, we met with certain persons and discussed the Purchase Agreement and Polychem's operations, historical financial statements and future prospects, who in our judgment, were capable of providing us with information necessary to complete the assignment. These interviews and meetings included, but were not limited to Mr. Paul A. DeJuliis, member of Ecesis and a former Chairman and Director of ConMat and Polychem; Richard R. Schutte, member of Ecesis and former President, Chief Operating Officer and Director of ConMat and Polychem; and Edward F. Sager, Jr., President and Director of ConMat and Polychem.

         As part of our review process and opinion, we also visited the Company's headquarters in Phoenixville, PA.

Mr. Edward F. Sager, Jr.
_____ ___, 2002
Page 4

         Our opinion is given in reliance on information and representations provided or given by ConMat's and Polychem's officers, directors, auditors and other agents, and on filings, releases and other information issued by ConMat and Polychem including financial statements, financial projections as well as certain information from recognized independent sources. We have not independently verified this information concerning these companies nor other data which we have considered in our review and, for purposes of the opinion set forth below, we have assumed that the Agreement is, in all respects, lawful under applicable corporate and tax law.

         With regards to financial and other information relating to the projected performance of Polychem, we have assumed that such information has been reasonably prepared and reflects the best currently available estimates and judgments of the management of Polychem and ConMat as to Polychem's most likely future performance. With respect to valuations, we have not assumed any responsibility for any independent valuation or appraisal of any of the assets or liabilities of Polychem or ConMat. In using independent valuations or appraisals in our analysis, we have accepted these valuations and appraisals as they have been submitted to us by management and have not independently verified such information. In rendering this opinion, we have assumed that in preparation of the proxy statement, no conditions will be imposed that will have a material adverse affect on the contemplated benefits of the Purchase Agreement to the Shareholders of ConMat.

         This opinion is necessarily based on economic, market, financial and other conditions as they exist, and on information made available to us, as of the date of this letter. It should be understood that, although subsequent developments may affect this opinion, we do not have any obligation to update, revise or reaffirm this opinion. We are expressing no opinion herein as to the prices at which the common shares of ConMat will actually trade at any point of time. Our opinion does not constitute a recommendation to the Independent Director of the Board of Directors of ConMat and does not constitute a recommendation to any shareholder as to how such shareholder should vote on the Purchase Agreement.

         This letter is for information of the Independent Director of the Board of Directors of ConMat only in his evaluation of the Agreement and may not be relied upon by any other person. This letter is not to be equated or referred to, in whole or in part, in any registration statement, prospectus, or in any other document used in connection with the offering or sales of securities, nor shall this letter be used for any other purposes without our prior written consent, except that this opinion may be included in its entirety as an appendix to ConMat's proxy statement furnished to the ConMat shareholders in connections with the proposed Purchase Agreement. The opinion may be summarized and referred to in other sections of the proxy statement subject to our review and approval.

Mr. Edward Sager
_____ ___, 2002
Page 5

         Based on the foregoing and such other factors as we deem relevant, it is our opinion that, as of the date hereof, the consideration to be received pursuant to the Purchase Agreement is fair, from a financial point of view, to the shareholders of ConMat.

                                                   Very truly yours,

                                                   ---------------------
                                                   Ogorek & Company Inc.
-------------------
Richard Ogorek, CPA



-----------------------
Paul Mulholland, CPA, CVA

                                                                         Annex C
                                                                         -------

                              SETTLEMENT AGREEMENT
                              --------------------



         This Settlement Agreement (the "Agreement") is entered into as of this ____ day of October, 2001, as modified as of this 5th day of December, 2001, by and between the following parties:

         1. John W. Morris, Esquire, Chapter 11 Trustee for The Eastwind Group, Inc. (the "Trustee");

         2. Paul A. DeJuliis ("DeJuliis");

         3. ConMat Technologies, Inc. ("ConMat"); and

         4. Polychem Corporation ("Polychem;" DeJuliis, ConMat and Polychem are sometimes collectively referred to hereafter as the "Settling Defendants").

                                   Background
                                   ----------

         A. On October 27, 2000, the Eastwind Group, Inc. (the "Debtor") filed a voluntary petition for reorganization pursuant to Chapter 11 of Title 11 of the United States Code (the "Bankruptcy Code").

         B. The Trustee was thereafter appointed by Order of the United States Bankruptcy Court for the Eastern District of Pennsylvania dated February 2, 2001.

         C. The Trustee has standing to commence and prosecute certain actions arising under the Bankruptcy Code.

         D. On May 24, 2001, the Trustee became the substituted plaintiff in an adversary proceeding that substituted for and amended a proceeding commenced by John R. Thach against the Settling Defendants and others by filing the Substituted Complaint of John W. Morris, Chapter 11 Trustee of The Eastwind Group, Inc. (the "Complaint").

         E. In the Complaint, the Trustee asserted claims against the Settling Defendants and others to recover certain alleged fraudulent transfers, to turnover property of the estate and to recover damages.

         F. In the Complaint, in addition to the Settling Defendants, the Trustee named as defendants Howard M. Appel, William B. Miller, Edward F. Sager, Jr., Andrew P. Panzo, HMA Associates, a/k/a HMA Associates, Inc. HMA Investments, Inc., SPH Investments, Inc., SPH Equities, Inc. Stephen P. Harrington, F.A.C. Enterprises, Inc., IP Services, Inc., a/k/a IF Consulting, Ltd., Millworth Investments, Inc., Exchequer Services Corp., ESC Services, Corp., a/k/a ESC, Cecile T. Coady, Centaur Financial Group, The D.A.R. Group, Inc., Michael J. Cirillo, Clifton Capital, Ltd., Mentor Capital Partners, Ltd., Mentor Management Company, Mentor Special Situation Fund, LP, Sager & Associates, George P. Stasen and Odyssey Capital Group, LP (collectively referred to hereafter as the "Non-Settling Defendants").

         G. The Settling Defendants dispute the Trustee's right to recover such transfers and otherwise assert defenses to the Trustee's claims and causes of action.

         H. In addition to the Trustee's claims against Settling Defendants, John R. Thach ("Thach"), ProFutures Special Equities Fund, L.P. ("ProFutures"), and John Park ("Park") (Thach, ProFutures and Park are sometimes collectively referred to hereafter as the "Claimants") have asserted various claims against the Settling Defendants and others and those claims are the subject of pending litigation captioned as:

                  (1) John R. Thach v. The Eastwind Group, Inc., et al., Bkrtcy Ct., E.D. Pa. No. 00-33372SR, adv. No. 00-906 (the "Thach Action").

                  (2) ProFutures Special Equities Fund, L.P. v. The Eastwind Group, Inc., et al., U.S.D.C., E.D. Pa., No. 00-CV-1888 (the "ProFutures Action").

                  (3) John Park v. The Eastwind Group, Inc., et al., Mont. Co. CCP, No. 2000-08245 (the "Park Action").


         (Hereafter collectively, the "Pending Actions").

         I. The Settling Defendants deny any liability to the Claimants on the claims asserted in the Pending Actions.

         J. The Trustee and the Settling Defendants have determined to resolve all claims, causes of action and disputes existing between them, all without admission of liability, on the terms and conditions hereinafter described, subject to Bankruptcy Court approval.

         NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants hereinafter set forth, the parties hereto, intending to be legally bound, hereby agree as follows:

                                   Covenants
                                   ---------

         1. Execution and Effective Date. The parties hereto shall sign this Agreement no later than five (5) business days after counsel for the Trustee and the Settling Defendants agree on the form of this Agreement. The Effective Date of this Agreement will be the date on which (1) no further appeals from an order approving the settlement, in accordance with and subject to paragraph 2 below, may be taken; and (2) the Trustee has satisfied or the parties have waived the conditions set out in paragraph 3 below.

         2. Contingency on Court Approval. This Agreement shall have no force or effect unless and until this Agreement is approved by the Bankruptcy Court and either (i) no further appeals from such order may be taken or (ii) the Trustee and Settling Defendants have jointly elected to treat the bankruptcy court approval date as the Effective Date, notwithstanding the pendency of an appeal. If there is any appeal and the foregoing election is not made to treat the agreement as effective from bankruptcy court approval, or if the agreement or payments or performances thereunder are stayed or delayed pending appeal, or upon any order vacating or reversing the approval of the bankruptcy court, then the Trustee elect thereupon to rescind this agreement by written notice to the Settling Defendants within 15 days of such occurrence. If, for any reason, this Agreement is not approved by the Bankruptcy Court, this Agreement is null and void and of no further force and effect, and all litigation shall resume and proceed as if no settlement ever had been negotiated.

         3. Condition Relating to Settlement of Pending Actions. As set forth below, the Trustee, with the cooperation of the Settling Defendants, shall seek to settle the Pending Actions, either in full, or in such manner as resolves or otherwise limits the exposure of the Settling Defendants on the claims asserted in the Pending Actions to the satisfaction of the Trustee and the Settling Defendants. Notwithstanding the foregoing, if (a) a settlement of the Thach Action has not been achieved by the date that is thirty (30) days after the date of the Bankruptcy Court's approval of this Agreement, or, in the Trustee's judgment is not achievable by such time without terms that would be, in the Trustee's judgment, unduly adverse to the estate and its creditors and parties in interest; and if (b) the absence of such settlement is, in the Trustee's judgment, likely to result in unduly burdensome costs and expense to the estate (for indemnification and otherwise under this Agreement), then either the Trustee or the Settling Defendants may, at their option, enforce the condition set out in this paragraph and rescind this Agreement by delivering written notice to the other, such notice to be delivered not later than thirty-five (35) days after the date of the Bankruptcy Court's approval of this Agreement. Upon receipt of such notice, this Agreement would be rendered null and void, and all funds or other deliveries made by the Settling Defendants to the Trustee would be returned to them immediately without prejudice, along with interest earned on any funds delivered. On other hand, if such settlement of the Thach Action has not been achieved by thirty (30) days after the date of the Bankruptcy Court's approval of this Agreement, and the Trustee and/or the Settling Defendants have not delivered written notice of rescission of this Agreement within thirty-five
(35) days after the date of the Bankruptcy Court's approval of this Agreement, then the parties will be deemed to have waived the condition set forth in this paragraph and this Agreement will be enforced. If the parties have waived the condition set forth in this paragraph, the parties agree and acknowledge that the Trustee has indemnification obligations as to the Thach Action that are in addition to its obligations as to the other Pending Actions, as is set forth in paragraphs 10, 11, and 12 of this Agreement.

         4. Settlement Payment. Upon satisfaction of the conditions set forth in paragraphs 1, 2 and 3, above, and the Trustee's satisfaction or waiver of the condition set out in paragraph 3, ConMat shall pay, and the Settling Defendants shall cause ConMat to pay to the Trustee, the sum of $1,500,000 (the "Settlement Payment"), payable as follows:


                  (a) $150,000 (the "Initial Payment") shall be paid, by wire transfer to the Trustee's DIP account, within ten (10) days after satisfaction of the conditions set forth in paragraph 2 above and the Trustee's waiver of the condition set forth in paragraph 3 above.

                  (b) $350,000 (the "Second Payment") shall be paid, by wire transfer to the Trustee's DIP account, within ten (10) days from the earlier of
(i) ninety (90) days from the date the Bankruptcy Court approves this Agreement or (ii) ConMat shareholders formally approve a management buyout (the "Management Buyout") of Polychem's specialty and water treatment product lines and related patents, technologies, customer lists, distribution, backlog, industry names and molds, on substantially the terms set forth on Exhibit "A" attached hereto.

                  (c) The balance of $1,000,000 (the "Remaining Balance") shall be evidenced by a promissory note in the form attached hereto as Exhibit "B" (the "Note") to be executed and delivered by ConMat and Polychem no later than five (5) business days from the date the Bankruptcy Court approves the Agreement. As set forth in the Collateral Pledge of Stock Agreement by Eastwind Stockholder's Trust, Collateral Pledge of Stock Agreement by ConMat Technologies, Inc., ConMat Security Agreement, Polychem Security Agreement, and Polychem Mortgage, copies of which are attached to the Note as Exhibits B-1 through B-5, the Note shall be secured by (I) the capital stock of ConMat owned, controlled, or held in trust or alleged trust for shareholders of Debtor subject to the condition that the order approving this Agreement shall also approve such turnover; (II) all of the assets of ConMat; (III) all of the capital stock and all of the assets of Polychem; (IV) and a mortgage on Polychem's property (the "Collateral"), with Item I of the aforesaid security being free and clear of any other interest lien or claim of any party other than the claims asserted in this pending adversary proceeding; and Items II, III and IV of the aforesaid security being subordinate only to (a) the security interests of General Electric Capital Corporation ("GECC") under its revolving trade credit facility for Polychem in the current outstanding amount of $2,750,000 (the "GECC Loan"), (b) the security interests and judgment lien of the Budd Company, ("Budd") against Polychem, under its security agreement with Polychem dated October _____, 2001 (the "Budd Security Agreement") as security for Polychem's prior principal and judgment indebtedness to Budd of approximately $906,436 (the "Budd debt") and (c) the first mortgage held by Pennsylvania Public School Employees' Retirement Board ("PSERS") as security for its real estate loan to Polychem in the current outstanding amount of $1,830,370.38 (the "PSERS Loan"), under their respective loan and security documents with Polychem. It shall be a condition to the effectiveness of this Agreement, waivable only by the Trustee, that GECC, PSERS and Budd have confirmed, in a form acceptable to the Trustee, including but not limited to appropriate intercreditor agreement(s) consistent herewith, that they do not object to this Agreement or the security documents. Recourse under the Note shall be limited to the Collateral. The principal balance due and owing under the Note shall be due and payable upon the earlier of (i) July 15, 2002; or (ii) to the extent of net proceeds therefrom and subject to the rights of GECC, PSERS and Budd as set out above, upon consummation of any sale of the capital stock of Polychem, the management buyout described in Section 4(b) or any other material portion of the business or assets thereof, whether by way of merger, consolidation, sale of stock, sale of assets or similar transaction.

                  (d) In addition to, and not in limitation of the rights set out in the attached security and collateral documents, the foregoing payments dates shall be accelerated, and shall be deemed due and payable in full, without need for further action by or notice from the Trustee, upon the bankruptcy or receivership of Polychem or ConMat or the taking of possession, receivership, control execution, or entry of judgment against Polychem or ConMat, or their assets or capital stock by GECC, PSERS or Budd.

                  (e) (e) The Trustee and the Settling Defendants confirm, as clarification, that the attached security and collateral documents are intended, inter alia, to forbid the Settling Defendants from causing or permitting a dilution of the Trustee's interest and collateral position in the stock or assets of ConMat during the pendency of this Settlement Agreement.

         5. Turnover of Shares in Eastwind Stockholder's Trust. As is set forth in paragraph 4(c)(I), above, in connection with the approval of this Agreement the Trustee shall obtain an order from the Bankruptcy Court directing (a) DeJuliis to turnover the ConMat stock certificate held in the Eastwind Stockholder's Trust ("Trust"); and (b) relieving DeJuliis of any further obligations under the Trust from and after entry of the Bankruptcy Court's order approving this Agreement. Upon entry of such Order, DeJuliis will immediately deliver possession of the Trust shares to Trustee subject to paragraph 7 of this Agreement.

         6. Apportionment of Settlement Payment for ProFutures and Park. Unless the ProFutures and/or Park Actions have been otherwise settled and released, then the parties agree and acknowledge that a portion of the Settlement Payment payable to the Trustee in such amount as the Trustee may establish as reasonable for this purpose, but not to exceed $200,000, is to be allocated and set aside by the Trustee to be used toward payment of the claims in the ProFutures and Park Actions, through settlement or otherwise, and to fund the indemnification obligations of the Trustee with respect to these actions, as is set forth in paragraphs 10, 11 and 12 of this Agreement. The Trustee agrees that Settling Defendants responsibility to settle the Pending Actions is limited to the Settlement Payment only. The aforesaid allocation and amount set aside, and the related indemnification obligations of the Trustee shall be reduced dollar for dollar to the extent that the Settlement Payment is not paid in full.

         7. Return of ConMat Stock. Upon satisfaction of the Note, the Trustee shall return the Collateral and shall transfer, assign and convey to ConMat all shares of ConMat common or preferred stock owned or controlled by the Debtor, including without limitation, the shares of ConMat common stock held in the Eastwind Stockholder's Trust, by delivery of stock certificates representing such shares, endorsed by the Trustee without recourse for transfer. This transfer of ConMat stock by the Trustee to ConMat shall not include any shares acquired or transferred to the Trustee by Non-Settling Defendants at any time from or after September 1, 2001.

         8. Release of Settling Defendants by Trustee and Debtor. For and in consideration of the Settlement Payment (and subject to the condition that the full amount thereof be paid in good funds to the Trustee, including but not limited to the Remaining Balance under the Note) and releases, conditions and other mutual covenants set forth in this Agreement, the Trustee, on his own behalf and on behalf of the Debtor, its estate and parties in interest thereto, and the Trustee's, the estate's, the Debtor's or its subsidiaries' current and former shareholders, officers, directors, predecessors, other trustees, advisors, employees, agents, consultants, representatives and attorneys, and the Debtor's respective administrators, successors and assigns, and anyone claiming through them or on their behalf (collectively, the "Trustee Releasing Parties"), hereby remises, releases and forever discharges the Settling Defendants, together with their officers, directors, employees, agents, consultants, current attorneys, heirs, spouses, executors, administrators, successors and assigns (collectively, the "ConMat Released Parties"), from and against all claims that the Trustee or Eastwind has, or could have asserted in the Complaint or in the

Pending Actions, against the ConMat Released Parties or any of them, singly or in any combination. Nothing in the foregoing release shall be deemed to release claims against the Non-Settling Defendants, or persons or entities owned, controlled, operated or managed by them, or their respective attorneys, advisors, insurers, officers, directors, shareholders (other than the Settling Defendants), subsidiaries and affiliates (other than the Settling Defendants), or their heirs, spouses, executors, administrators, successors and assigns (collectively, the "Non-Released Parties").

         9. Release of Trustee and Debtor by the Settling Defendants. For and in consideration of the release of the claims against them set forth in the Complaint and the releases and other mutual covenants set forth in this Agreement, each of the Settling Defendants, together with their parents, subsidiaries, affiliates, shareholders, officers, directors, employees, agents, representatives, attorneys, heirs, spouses, executors, administrators, successors and assigns, and anyone claiming through them or on their behalf (collectively, the "ConMat Releasing Parties"), hereby remise, release and forever discharge the Trustee, the Debtor and its estate, together with the Trustee and the Debtor's subsidiaries and/or affiliated companies, and the current and former shareholders, officers, directors, predecessors, trustees, advisors, partners, employees, agents, consultants, representatives and attorneys of each of the foregoing (collectively, the "Trustee Released Parties") and the Trustee Released Parties' respective administrators, successors and assigns, from and against all claims that the Settling Defendants have, or could have asserted against the Trustee Released Parties, or some or any of them, singly or in any combination, in connection with (i) the Complaint or the Pending Actions, subject to any claims for indemnification by Settling

Defendants as set forth in paragraphs 10, 11 and 12 below; (ii) any claim that has been or could be raised in any filed or unfiled proof of claim (or other administrative, secured, priority, unsecured, rejection, or other claim asserted or assertable) in Eastwind's bankruptcy case, regardless of whether such claim relates in any way to the Complaint or the Pending Actions.


         10. Judgment Reduction and Joint Tortfeasor Indemnification Provisions. If any of the Non-Settling Defendants assert and/or ultimately establish a claim against any of the Settling Defendants for contribution or indemnification in connection with any claim or cause of action instituted by the Trustee against the Non-Settling Defendants involving or relating to any claim arising out of or relating to the Complaint, the Pending Actions or the Debtor or that otherwise is released pursuant to this Agreement, then the Trustee specifically agrees to:
(a) defend, indemnify and hold harmless the Settling Defendants to the extent of their liability for such contribution and indemnification. (b) to eliminate to the extent reasonably possible the need for Settling Defendants to incur legal fees in defense of such contribution or indemnification claims; and (c) reduce the amount of any judgment, settlement or other award obtained by the Trustee to eliminate the right of any person or entity to collect any claim, demand or judgment for contribution or indemnification from the Settling Defendants arising out of the Complaint or any future action the Trustee may assert against such person or entity.


         11. Thach Settlement/Indemnification. The Trustee shall use vigorous and reasonable efforts to obtain a release of the Settling Defendants from Thach for all claims in the Thach Action. If the Trustee obtains a release of the claims in the Thach Action, the Settling Defendants will enter into mutual releases with Thach, in substantially similar form to the mutual releases exchanged hereunder between the Trustee and the Settling Defendants. If the Trustee cannot obtain a release from Thach of the Thach Action then pursuant to paragraph 3 above, either the Trustee or the Settling Defendants may elect to rescind the Agreement on or before the dates set out in paragraph 3 above. Otherwise, the Trustee will agree to indemnify the Settling Defendants from their share of liability in the Thach Action. The foregoing indemnification obligations and obligations to save harmless from claims raised in the Thach Action shall include an obligation by the Trustee to provide a defense to the Settling Defendants, or, if not, to pay or reimburse reasonable attorney's fees or costs incurred or to be incurred in connection therewith. The Trustee's motion for approval of this Agreement shall set out, and such approval shall be a condition to the effectiveness of this Agreement, that this Agreement bars Thach from separately pursuing the Debtor and/or Trustee's claims against any of the Settling Defendants.

         12. ProFutures and Park Settlements/Indemnifications. The Trustee shall use vigorous and reasonable efforts to obtain a release of the Settling Defendants from ProFutures and Park for all claims in the ProFutures and Park Actions. If the Trustee obtains a release of the claims in the ProFutures and Park Actions, the Settling Defendants will enter into mutual releases with ProFutures and/or Park, in substantially similar form to the mutual releases exchanged hereunder between the Trustee and the Settling Defendants. If the Trustee cannot obtain a release from the claims in the ProFutures and/or Park Actions, then, pursuant to paragraph 6, above, the Trustee will agree to indemnify the Settling Defendants from their share of liability on the claims in the ProFutures and Park Actions up to the $200,000 limit set forth in paragraph 6 above. To the extent that such funds are not used by the Trustee to settle or pay the ProFutures and Park claims they are available for the reasonable defense costs of the Settling Defendants hereafter incurred in the defense of the

ProFutures and Park Actions. The Trustee's motion for approval of this Agreement shall set out and, to the extent required, similar motion(s) before any other applicable courts shall set out that this Agreement bars Park and ProFutures from separately pursuing the Debtor and/or Trustee's claims against any of the Settling Defendants.

         13. Covenant Not to Sue. Other than actions upon and to enforce this Agreement , and subject to the condition as to the Trustee's covenant that the full amount thereof be paid in good funds to the Trustee, including but not limited to the Remaining Balance under the Note, The Trustee and the Settling Defendants covenant and agree that they shall not ever commence any actions or proceedings of any kind against one another to recover upon claims that are released under this Agreement and, further, that all such claims and causes of action are deemed fully, finally and completely settled hereby.

         14. Parties to Bear Own Expenses. The Trustee and the Settling Defendants agree, unless provided otherwise as to events from and after approval of this Agreement under the annexed collateral and security documents, to bear their own expenses, including attorney fees, in connection with the negotiation and entry into this Agreement and all related matters.

         15. General Representations and Warranties. Each party represents and warrants to the others as follows, subject to the requirement that the Trustee must seek and obtain Court approval for this Agreement:

                  (a) Power and Authorization. It has all requisite power and authority (corporate and otherwise) to enter into this Agreement, and is duly authorized by all necessary action the execution and delivery hereof by the officer or individual whose name is signed on its behalf below.

                  (b) No Conflict. Its execution and delivery of this Agreement and the performance of its obligations hereunder, do not and will not conflict with or result in a breach of or a default under its organizational instruments or any other agreement, instrument, order, law or regulation applicable to it or by which it may be bound.

                  (c) Enforceability. This Agreement has been duly and validly executed and delivered by it and constitutes its valid and legally binding obligation, enforceable in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors' rights and except as enforcement is subject to general equitable principles. If any term or provision of this Agreement shall be judicially determined to be illegal, unenforceable, or invalid or otherwise void, the parties intend that the remaining provisions shall continue in full force and effect.

         16. Entire Agreement. This Agreement contains the entire understanding of the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, whether written or oral, between them with respect to the subject matter hereof. Each party has executed this Agreement without reliance upon any promise, representation or warranty other than those expressly set forth herein. Each party acknowledges that (i) it has carefully read this Agreement, (ii) it has had the assistance of legal counsel of its choosing (and such other professionals and advisors as it has deemed necessary) in the review and execution hereof, (iii) the meaning and effect of the various terms and provision hereof have been fully explained to it by such counsel, (iv) it has conducted such investigation, review and analysis as it has deemed necessary to understand the provisions of this Agreement and the transactions contemplated hereby, and (v) it has executed this Agreement of its own free will.

         17. Amendment. No amendment of this Agreement shall be effective unless embodied in a written instrument executed by all of the parties.

         18. Governing Law. This Agreement shall be governed by and construed in accordance with the internal substantive and procedural laws of the Commonwealth of Pennsylvania without regard to conflict of laws principles.

         19. Dispute Resolution. Exclusive jurisdiction to resolve any dispute arising out of this Agreement shall be retained by the United States Bankruptcy Court for the Eastern District of Pennsylvania, and all parties hereby consent to the jurisdiction of that Court to resolve any such dispute.

         20. Headings. The headings of sections and subsections have been included for convenience only and shall not be considered in interpreting this Agreement.

         21. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same Agreement. This Agreement may be executed and delivered via electronic facsimile transmission with the same force and effect as if it were executed and delivered by the parties simultaneously in the presence of one another.

         22. Interpretation and Construction. This Agreement has been fully and freely negotiated by the parties hereto, shall be considered as having been drafted jointly by the parties hereto, and shall be interpreted and construed as if so drafted, without construction in favor of or against any party on account of its participation in the drafting hereof.

         23. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties and their respective heirs, personal representatives, successors and assigns.

         24. Assignment of Rights Under Insurance Policies. As of the Effective Date, Settling Defendants, individually and collectively, irrevocably assign, convey and transfer to the Trustee any and all rights they have under, arising from, or relating to the following policies of insurance, and any successor, renewal or amendatory policies thereto:

                  (a) National Union Fire Insurance Company of Pittsburgh, Pa. Directors, Officers and Corporate Liability Insurance Policy number 856-56-64.

                  (b) National Union Fire Insurance Company of Pittsburgh, Pa. Directors, Officers and Corporate Liability Insurance Policy number 485-98-75.

                  (c) Zurich American Insurance Company, Directors and Officers Liability and Reimbursement Policy number DOC 3770836 00 (to the extent relating to the Pending Actions and the claims raised in the Trustee's Complaint, and the events and occurrences therein).

         This assignment expressly includes any right of reimbursement, payment, indemnification or otherwise of each of the Settling Defendants, including but not limited to all claims and rights to reimbursement, payment, indemnification, recovery or otherwise with respect to these policies for defense and litigation costs and attorney's fees, whether heretofore or hereafter incurred by any of them or on their behalf.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed on the date first written above.

                                     /s/ John W. Morris
                                     ----------------------------------------
                                     John W. Morris, Esq., Chapter 11 Trustee
                                     for The Eastwind Bankruptcy

                                     /s/ Paul A. DeJuliis
                                     --------------------------------
                                     Paul A. DeJuliis

                                     CONMAT TECHNOLOGIES, INC

                                     /s/ Paul A. DeJuliis
                                     -------------------------------
                                     By: Paul A. DeJuliis, President


                                     POLYCHEM CORPORATION

                                     /s/ Paul A. DeJuliis
                                     --------------------------------
                                     By: Paul A. DeJuliis

                                    Annex D
                                    -------

                                     PLAN OF
                           LIQUIDATION AND DISSOLUTION
                             OF POLYCHEM CORPORATION

     1. Plan of Dissolution. This Plan of Liquidation and Dissolution (the "Plan") is intended to accomplish the complete liquidation and dissolution of Polychem Corporation, a Pennsylvania corporation (the "Company'") through the distribution by it of all of its assets in accordance with the laws of the Commonwealth of Pennsylvania. Said liquidation and dissolution shall be accomplished in the manner stated in this Plan. Subject to any rights of third parties, the Board of Directors may, notwithstanding shareholder authorization of the Plan and of the dissolution of the Company, amend this Plan from time to time.

     2. Approval of Plan. This Plan shall become effective immediately after all of the following have occurred (a) the Board of Directors has called a Special Meeting of the Shareholders of the Company for the purpose of allowing the shareholders to consider and act on the liquidation of the Company and its dissolution pursuant to Section _______, or has otherwise submitted such matter to a vote of the shareholders of the Company and (b) the shareholders of the Company have approved such liquidation and dissolution and have adopted this Plan by an affirmative vote of at least a majority of the outstanding shares of Common Stock of the Company at the Annual Meeting to which due notice is given.

     3. Time Period. The sale, exchange, transfer or other disposition of the assets, properties and rights of the Company shall be initiated and completed as expeditiously as practicable after the approval and adoption of the Plan by the shareholders of the corporation.

     4. Distribution of Assets. After approval and adoption of the Plan by the Company's shareholders, the Company, by its duly authorized officers, shall:

          (a) Collect the proceeds of that certain License and Asset Purchase Agreement dated March 20, 2002 by and among ConMat Technologies, Inc., Polychem Corporation and Ecesis LLC (the "License and Asset Purchase Agreement");

          (b) Collect all monies owed to the Company and convert, to the extent practicable, all other assets of the Company, including without limitation all accounts receivable, inventory, equipment, real estate and ancillary product lines, to cash;

          (c) Pay or make adequate provision for payment, of all debts and liabilities of the Company, including all expenses of the sale of its assets and of the liquidation and dissolution provided for in this Plan;

          (d) To the extent deemed necessary by the Board of Directors, establish and set aside a reasonable amount (the "Contingency Reserve") to meet claims against the Company, including ascertained or contingent liabilities and expenses;

          (e) Give notice to known and unknown creditors;

          (f) Distribute to the shareholders pro rata by ownership of the outstanding common stock of the Company all of the Company's assets (other than the Contingency Reserve) in complete cancellation and redemption of the outstanding stock of the Company in one or more distributions;

          (g) At the later of (a) expiration of the statutory period for claims by creditors or (b) resolution of all matters provided for by the Contingency Reserve, and after payment of the costs of the establishment and maintenance associated the Contingency Reserve, distribute to shareholders pro rata by ownership of the outstanding common stock of the Company the remainder of the Company's assets;

          (h) Be formally dissolved in accordance with the applicable provisions of the laws of the Commonwealth of Pennsylvania and the Federal Government, including, but not limited to, the filing of a Articles of Dissolution with the Secretary of the Commonwealth of Pennsylvania and the filing of Form 966 with the Internal Revenue Service.

     5. Authority of Board and Officers. The adoption of the Plan by its shareholders shall constitute full and complete authority for the Board of Directors and the proper officers of the Company, without further shareholder action, to do and perform any and all acts and to make, execute and deliver any and all agreements, conveyances, assignments, transfers, certificates and other documents of any kind and character which such officers deem necessary or appropriate: (i) to sell, dispose, convey, transfer and deliver the assets of the Company, (ii) to satisfy or provide for the satisfaction of the obligations of the Company; (iii) to distribute any remaining assets of the Company to its shareholders or for their benefit to the extent provided above and (iv) to dissolve the Company in accordance with the laws of the Commonwealth of Pennsylvania and cause its withdrawal from all jurisdictions in which it is authorized to do business.

                                    Annex E
                                    -------

                            The 2001 Florida Statutes

                                   Title XXXVI
                       BUSINESS ORGANIZATIONS Chapter 607

                  607.1301 Dissenters' rights; definitions.--
         The following definitions apply to ss. 607.1302 and 607.1320:

     (1) "Corporation" means the issuer of the shares held by a dissenting shareholder before the corporate action or the surviving or acquiring corporation by merger or share exchange of that issuer.

     (2) "Fair value," with respect to a dissenter's shares, means the value of the shares as of the close of business on the day prior to the shareholders' authorization date, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

     (3) "Shareholders' authorization date" means the date on which the shareholders' vote authorizing the proposed action was taken, the date on which the corporation received written consents without a meeting from the requisite number of shareholders in order to authorize the action, or, in the case of a merger pursuant to s. 607.1104, the day prior to the date on which a copy of the plan of merger was mailed to each shareholder of record of the subsidiary corporation.

History -- s. 118, ch. 89-154.

                                     * * * *

607.1302  Right of shareholders to dissent.--

     (1) Any shareholder of a corporation has the right to dissent from, and obtain payment of the fair value of his or her shares in the event of, any of the following corporate actions:

          (a) Consummation of a plan of merger to which the corporation is a party:

               1. If the shareholder is entitled to vote on the merger, or

               2. If the corporation is a subsidiary that is merged with its parent under s. 607.1104, and the shareholders would have been entitled to vote on action taken, except for the applicability of s. 607.1104;

          (b) Consummation of a sale or exchange of all, or substantially all, of the property of the corporation, other than in the usual and regular course of business, if the shareholder is entitled to vote on the sale or exchange pursuant to s. 607.1202, including a sale in dissolution but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within 1 year after the date of sale;

          (c) As provided in s. 607.0902(11), the approval of a control-share acquisition;

          (d) Consummation of a plan of share exchange to which the corporation is a party as the corporation the shares of which will be acquired, if the shareholder is entitled to vote on the plan;

          (e) Any amendment of the articles of incorporation if the shareholder is entitled to vote on the amendment and if such amendment would adversely affect such shareholder by:

               1. Altering or abolishing any preemptive rights attached to any of his or her shares;

               2. Altering or abolishing the voting rights pertaining to any of his or her shares, except as such rights may be affected by the voting rights of new shares then being authorized of any existing or new class or series of shares;

               3. Effecting an exchange, cancellation, or reclassification of any of his or her shares, when such exchange, cancellation, or reclassification would alter or abolish the shareholder's voting rights or alter his or her percentage of equity in the corporation, or effecting a reduction or cancellation of accrued dividends or other arrearages in respect to such shares;

               4. Reducing the stated redemption price of any of the shareholder's redeemable shares, altering or abolishing any provision relating to any sinking fund for the redemption or purchase of any of his or her shares, or making any of his or her shares subject to redemption when they are not otherwise redeemable;

               5. Making noncumulative, in whole or in part, dividends of any of the shareholder's preferred shares which had theretofore been cumulative;

               6. Reducing the stated dividend preference of any of the shareholder's preferred shares; or

               7. Reducing any stated preferential amount payable on any of the shareholder's preferred shares upon voluntary or involuntary liquidation; or

          (f) Any corporate action taken, to the extent the articles of incorporation provide that a voting or nonvoting shareholder is entitled to dissent and obtain payment for his or her shares.

       (2) A shareholder dissenting from any amendment specified in paragraph
(1)(e) has the right to dissent only as to those of his or her shares which are adversely affected by the amendment.

       (3) A shareholder may dissent as to less than all the shares registered in his or her name. In that event, the shareholder's rights shall be determined as if the shares as to which he or she has dissented and his or her other shares were registered in the names of different shareholders.

       (4) Unless the articles of incorporation otherwise provide, this section does not apply with respect to a plan of merger or share exchange or a proposed sale or exchange of property, to the holders of shares of any class or series which, on the record date fixed to determine the shareholders entitled to vote at the meeting of shareholders at which such action is to be acted upon or to consent to any such action without a meeting, were either registered on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc., or held of record by not fewer than 2,000 shareholders.

       (5) A shareholder entitled to dissent and obtain payment for his or her shares under this section may not challenge the corporate action creating his or her entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

History -- s. 119, ch. 89-154; s. 5, ch. 94-327; s. 31, ch. 97-102.

                                     * * * *

607.1320  Procedure for exercise of dissenters' rights.--

       (1) (a) If a proposed corporate action creating dissenters' rights under
s. 607.1302 is submitted to a vote at a shareholders' meeting, the meeting notice shall state that shareholders are or may be entitled to assert dissenters' rights and be accompanied by a copy of ss. 607.1301, 607.1302, and
607.1320. A shareholder who wishes to assert dissenters' rights shall:

               1. Deliver to the corporation before the vote is taken written notice of the shareholder's intent to demand payment for his or her shares if the proposed action is effectuated, and

               2. Not vote his or her shares in favor of the proposed action. A proxy or vote against the proposed action does not constitute such a notice of intent to demand payment.

           (b) If proposed corporate action creating dissenters' rights under
s. 607.1302 is effectuated by written consent without a meeting, the corporation shall deliver a copy of ss. 607.1301, 607.1302, and 607.1320 to each shareholder simultaneously with any request for the shareholder's written consent or, if such a request is not made, within 10 days after the date the corporation received written consents without a meeting from the requisite number of shareholders necessary to authorize the action.

       (2) Within 10 days after the shareholders' authorization date, the corporation shall give written notice of such authorization or consent or adoption of the plan of merger, as the case may be, to each shareholder who filed a notice of intent to demand payment for his or her shares pursuant to paragraph (1)(a) or, in the case of action authorized by written consent, to each shareholder, excepting any who voted for, or consented in writing to, the proposed action.

       (3) Within 20 days after the giving of notice to him or her, any shareholder who elects to dissent shall file with the corporation a notice of such election, stating the shareholder's name and address, the number, classes, and series of shares as to which he or she dissents, and a demand for payment of the fair value of his or her shares. Any shareholder failing to file such election to dissent within the period set forth shall be bound by the terms of the proposed corporate action. Any shareholder filing an election to dissent shall deposit his or her certificates for certificated shares with the corporation simultaneously with the filing of the election to dissent. The corporation may restrict the transfer of uncertificated shares from the date the shareholder's election to dissent is filed with the corporation.

       (4) Upon filing a notice of election to dissent, the shareholder shall thereafter be entitled only to payment as provided in this section and shall not be entitled to vote or to exercise any other rights of a shareholder. A notice of election may be withdrawn in writing by the shareholder at any time before an offer is made by the corporation, as provided in subsection (5), to pay for his or her shares. After such offer, no such notice of election may be withdrawn unless the corporation consents thereto. However, the right of such shareholder to be paid the fair value of his or her shares shall cease, and the shareholder shall be reinstated to have all his or her rights as a shareholder as of the filing of his or her notice of election, including any intervening preemptive rights and the right to payment of any intervening dividend or other distribution or, if any such rights have expired or any such dividend or distribution other than in cash has been completed, in lieu thereof, at the election of the corporation, the fair value thereof in cash as determined by the board as of the time of such expiration or completion, but without prejudice otherwise to any corporate proceedings that may have been taken in the interim, if:

          (a) Such demand is withdrawn as provided in this section;

          (b) The proposed corporate action is abandoned or rescinded or the shareholders revoke the authority to effect such action;

          (c) No demand or petition for the determination of fair value by a court has been made or filed within the time provided in this section; or

          (d) A court of competent jurisdiction determines that such shareholder is not entitled to the relief provided by this section.

       (5) Within 10 days after the expiration of the period in which shareholders may file their notices of election to dissent, or within 10 days after such corporate action is effected, whichever is later (but in no case later than 90 days from the shareholders' authorization date), the corporation shall make a written offer to each dissenting shareholder who has made demand as provided in this section to pay an amount the corporation estimates to be the fair value for such shares. If the corporate action has not been consummated before the expiration of the 90-day period after the shareholders' authorization date, the offer may be made conditional upon the consummation of such action. Such notice and offer shall be accompanied by:

          (a) A balance sheet of the corporation, the shares of which the dissenting shareholder holds, as of the latest available date and not more than 12 months prior to the making of such offer; and

          (b) A profit and loss statement of such corporation for the 12-month period ended on the date of such balance sheet or, if the corporation was not in existence throughout such 12-month period, for the portion thereof during which it was in existence.

       (6) If within 30 days after the making of such offer any shareholder accepts the same, payment for his or her shares shall be made within 90 days after the making of such offer or the consummation of the proposed action, whichever is later. Upon payment of the agreed value, the dissenting shareholder shall cease to have any interest in such shares.

       (7) If the corporation fails to make such offer within the period specified therefor in subsection (5) or if it makes the offer and any dissenting shareholder or shareholders fail to accept the same within the period of 30 days thereafter, then the corporation, within 30 days after receipt of written demand from any dissenting shareholder given within 60 days after the date on which such corporate action was effected, shall, or at its election at any time within such period of 60 days may, file an action in any court of competent jurisdiction in the county in this state where the registered office of the corporation is located requesting that the fair value of such shares be determined. The court shall also determine whether each dissenting shareholder, as to whom the corporation requests the court to make such determination, is entitled to receive payment for his or her shares. If the corporation fails to institute the proceeding as herein provided, any dissenting shareholder may do so in the name of the corporation. All dissenting shareholders (whether or not residents of this state), other than shareholders who have agreed with the corporation as to the value of their shares, shall be made parties to the proceeding as an action against their shares. The corporation shall serve a copy of the initial pleading in such proceeding upon each dissenting shareholder who is a resident of this state in the manner provided by law for the service of a summons and complaint and upon each nonresident dissenting shareholder either by registered or certified mail and publication or in such other manner as is permitted by law. The jurisdiction of the court is plenary and exclusive. All shareholders who are proper parties to the proceeding are entitled to judgment against the corporation for the amount of the fair value of their shares. The court may, if it so elects, appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers shall have such power and authority as is specified in the order of their appointment or an amendment thereof. The corporation shall pay each dissenting shareholder the amount found to be due him or her within 10 days after final determination of the proceedings. Upon payment of the judgment, the dissenting shareholder shall cease to have any interest in such shares.

       (8) The judgment may, at the discretion of the court, include a fair rate of interest, to be determined by the court.

       (9) The costs and expenses of any such proceeding shall be determined by the court and shall be assessed against the corporation, but all or any part of such costs and expenses may be apportioned and assessed as the court deems equitable against any or all of the dissenting shareholders who are parties to the proceeding, to whom the corporation has made an offer to pay for the shares, if the court finds that the action of such shareholders in failing to accept such offer was arbitrary, vexatious, or not in good faith. Such expenses shall include reasonable compensation for, and reasonable expenses of, the appraisers, but shall exclude the fees and expenses of counsel for, and experts employed by, any party. If the fair value of the shares, as determined, materially exceeds the amount which the corporation offered to pay therefor or if no offer was made, the court in its discretion may award to any shareholder who is a party to the proceeding such sum as the court determines to be reasonable compensation to any attorney or expert employed by the shareholder in the proceeding.

       (10) Shares acquired by a corporation pursuant to payment of the agreed value thereof or pursuant to payment of the judgment entered therefor, as provided in this section, may be held and disposed of by such corporation as authorized but unissued shares of the corporation, except that, in the case of a merger, they may be held and disposed of as the plan of merger otherwise provides. The shares of the surviving corporation into which the shares of such dissenting shareholders would have been converted had they assented to the merger shall have the status of authorized but unissued shares of the surviving corporation.

History -- s. 120, ch. 89-154; s. 35, ch. 93-281; s. 32, ch. 97-102.

                            CONMAT TECHNOLOGIES, INC.

                               COMMON STOCK PROXY

           This Proxy is solicited on behalf of the Board of Directors

         I hereby constitute and appoint Edward F. Sager, Jr., Kenneth W. Evans, Jr. and John R. Toedtman, and each of them acting individually, my true and lawful agents and proxies, with full power of substitution in each, to vote all shares of Common Stock held of record by me at the Special Meeting of Stockholders of ConMat Technologies, Inc. to be held on ___________, 2002 and any adjournments or postponements thereof. I direct said proxies to vote as specified on the reverse side.

         Unless otherwise specified, all shares will be voted for each of the proposals to be acted upon at the Special Meeting of Stockholders. This Proxy also delegates discretionary authority to vote with respect to any matters as to which a choice is not specified by the Stockholder and any matters that ConMat did not have notice of a reasonable time before ConMat mailed the proxy materials relating to the Stockholder's Meeting.

         Please mark, sign, date and return the Proxy Card promptly.
                                 [Reverse Side]

1. Proposal I, to consider and vote upon a proposal to approve the sale of all of Polychem Corporation's product lines of custom engineered plastic molded products and certain related assets pursuant to the License and Asset Purchase Agreement, dated March 20, 2002, by and among ConMat, Polychem Corporation, a Pennsylvania corporation and wholly-owned subsidiary of ConMat and Ecesis LLC, a Delaware limited liability company;

     FOR                              AGAINST                       ABSTAIN

     / /                               / /                            / /


2. Proposal II, to consider and vote upon a proposal to approve a plan of liquidation and dissolution of Polychem Corporation;


     FOR                              AGAINST                       ABSTAIN

     / /                                / /                          / /

 The undersigned hereby revokes all previous proxies for the Special Meeting of
       Stockholders and acknowledges receipt of the Notice of Meeting and
                  Proxy Statement of ConMat Technologies, Inc.


                                Date:__________________________________,

                                _______________________________________

                                _______________________________________

                                By:____________________________________


       NOTE: Please sign this proxy exactly as name(s) appear in address.
           When signing as attorney-in-fact, executor, administrator, trustee or guardian, please add your title as such.